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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

                            RUSSELL INVESTMENT FUNDS
               (Exact name of registrant as specified in charter)

                      909 A STREET, TACOMA WASHINGTON 98402
               (Address of principal executive offices) (Zip code)

                      GREGORY J. LYONS, ASSISTANT SECRETARY

                            RUSSELL INVESTMENT FUNDS
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                                  253-439-2406
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  253-572-9500
Date of fiscal year end:   DECEMBER 31
Date of reporting period:  January 1, 2005 to December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

                                                        RUSSELL INVESTMENT FUNDS


2005 ANNUAL REPORT

MULTI-STYLE EQUITY FUND

AGGRESSIVE EQUITY FUND

NON-U.S. FUND
REAL ESTATE SECURITIES FUND
CORE BOND FUND




DECEMBER 31, 2005


                                                                  (RUSSELL LOGO)

Russell Investment Funds

Russell Investment Funds is a series investment company with five different investment portfolios referred to as Funds. These financial statements report on all five of the Funds.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                            Russell Investment Funds

                                 Annual Report

                               December 31, 2005

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Multi-Style Equity Fund..............................................         8

Aggressive Equity Fund...............................................        18

Non-U.S. Fund........................................................        32

Real Estate Securities Fund..........................................        48

Core Bond Fund.......................................................        55

Notes to Schedules of Investments....................................        71

Statement of Assets and Liabilities..................................        72

Statement of Operations..............................................        76

Statement of Changes in Net Assets...................................        78

Financial Highlights.................................................        80

Notes to Financial Statements........................................        82

Report of Independent Registered Public Accounting Firm..............        93

Tax Information......................................................        94

Basis for Approval of Investment Advisory Contracts..................        95

Shareholder Requests for Additional Information......................        98

Disclosure of Information about Fund Directors.......................        99

Manager, Money Managers and Service Providers........................       103

Copyright (c) Frank Russell Company 2005.  All rights reserved.

The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Indexes are unmanaged and cannot be invested in directly.

Frank Russell Company (Russell) holds the largest market share of the global manager of managers market which includes "collective investment funds or institutional separate accounts with assets managed as segregated accounts by multiplying underlying managers." The Cerulli Report(TM), Quantitative Update:
Global Multimanager Product, 2003-2004.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

Russell Fund Distributors, Inc., is the distributor of Russell Investment Funds.

TO OUR CLIENTS



Thank you for selecting Russell to help provide for your financial security. As you read Russell Investment Funds's 2005 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach will remain consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2006, and beyond, our commitment to you will remain the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose of improving financial security for people should be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   -s- Greg Stark

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT FUNDS

MARKET SUMMARY AS OF DECEMBER 31, 2005 (UNAUDITED)

U.S. EQUITY MARKETS

Though the 2004 presidential election provided a boost to the markets at the start of 2005, stocks made little headway in the first half of the year as concerns of high oil prices and rising interest rates offset generally strong economic and corporate earnings data. But despite even higher energy costs, rising inflationary pressures, further interest rate hikes by the Federal Reserve, the economic disruptions of the Gulf Coast hurricanes and a sharp fall-off in consumer confidence, stocks were surprisingly resilient in the second half of the year. For the year ending December 31, 2005, the Russell 3000(R) Index gained 6.12%.

Sector leadership in the first nine months of the year was dominated by energy and utilities. As in the previous year, energy stocks were boosted by strong global demand for energy. In the third quarter, the Gulf Coast hurricanes provided further fuel for the energy rally as damage to the natural gas and petroleum refining and distribution infrastructure caused further spikes in energy prices. Sector leadership shifted in the fourth quarter. Energy stocks lost favor as oil and gas prices declined while the materials and financials sectors gained favor. The financials sector rose on speculation that the Federal Reserve Bank was nearing the end of its monetary tightening cycle. Technology stocks also outperformed. As the rally in equities broadened beyond the energy and utilities sectors, the market environment for active management improved in the latter part of the year.

Despite the sharp sell-off in energy stocks in the fourth quarter, the integrated oil and other energy sectors strongly led the US equity market in 2005. While lagging far behind energy stocks, consumer staples stocks also outperformed in 2005 due to their defensive, stable growth qualities. Biotechnology and healthcare services stocks also fared well. In contrast, consumer discretionary stocks lost favor with investors. Though the continued strength of the housing market supported consumer spending, real estate prices eased towards the end of the year as higher energy and mortgage financing costs weakened consumer confidence. The automobile and transportation sectors fell due to the continued market share erosion of US auto manufacturers and the impact of rising energy prices on airlines.

The Russell 1000(R) Index return of 6.27% outpaced the Russell 2000(R) Index return of 4.55%. This reversed six previous years of small capitalization leadership. However, mid capitalization stocks delivered the best returns with the Russell Midcap(R) Index up 12.65%.

Style played a modest role in equity returns. Value stocks outperformed growth stocks, though the margin of outperformance was smaller than in recent years. The Russell 1000(R) Value Index returned 7.05% for the year, compared with 5.26% for the Russell 1000(R) Growth Index. Investors' continued preference for energy-related and utility stocks over technology and consumer stocks, strongly favored value stocks in the first nine months of the year. But growth stocks performed better in the final quarter of 2005 due to rebounds by technology, biotechnology and health care service-related stocks, as well as declines in energy and utilities. For the year, active growth managers outpaced active value managers despite the fact that value style indexes outperformed growth style indexes.

 4  Market Summary

RUSSELL INVESTMENT FUNDS

The year ending December 31, 2005 was relatively difficult for large capitalization active managers given the outstanding performance of the energy sectors, which many active managers were underweight. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.58% while the Lipper Large Cap Value Funds Average underperformed the Russell 1000(R) Value Index by 1.35%. Active management fared better in the growth segment where the Lipper Large Cap Growth Funds Average beat the Russell 1000(R) Growth Index by 0.93%. The environment for active small capitalization investing was also more favorable: the Lipper Small-Cap Core Funds Average beat the Russell 2000(R) Index by 1.94%.

Note: Lipper returns are net of fees while the index returns are gross of fees.

U.S. REAL ESTATE MARKETS

Though well below the gains achieved in the previous two years, the public real estate investment trust (REIT) market continued to deliver strong performance in 2005. The NAREIT Equity REIT Index returned 12.15% for the year ending December 31, 2005. Though interest rates rose during the fiscal year, they remained low relative to historical levels. The REIT market was further supported by improving property market supply and demand fundamentals and an active mergers and acquisitions environment.

Elevated volatility continued to dominate the REIT market. Because yield-oriented investors are a major constituent in the REIT market, the market was highly sensitive to changes in long-term interest rates and shifts in sentiment about the direction of rates. During the year, the spread of average REIT dividend yields to 10-year Treasury yields was compressed, making REITs vulnerable to pricing adjustments based on changes in the outlook for interest rates.

Improvements in real estate fundamentals resulted in higher average occupancy rates and rents which contributed to solid growth in REIT earnings and positive performance for most sectors. The strongest performing sectors were self storage and regional malls. The self storage sector was attractive due to relative valuations and earnings growth. Regional mall companies benefited from limitations on new supply of competitive properties coupled with strong sales growth. Other sectors that outperformed the benchmark included industrial, office and apartments. The weakest performing sectors included manufactured homes, health care and free standing retail.

Investors favored larger capitalization REITs in 2005. The NAREIT Real Estate 50, a benchmark of larger and more frequently traded REITs, returned 13.67%. These companies benefited from their better liquidity, healthier balance sheets and stronger earnings growth prospects.

NON-U.S. EQUITY MARKETS

Non-US stocks gained 14.02% as measured by the MSCI EAFE Index for the year ending December 31, 2005. The performance of non-US stocks was even more impressive given the negative impact of the strong US dollar. The MSCI EAFE Index rose nearly 30% in local currencies over the 12-month period.

Non-US stocks benefited from steady global growth and improved corporate earnings; however, regional returns showed considerable variation. While the US economy continued to set the tempo for global markets, China's economic growth had perhaps the biggest influence on driving demand for energy, materials and industrial products. By market, Japan had the strongest returns, with the MSCI Japan Index up 25.63% in 2005. Japan's improving economy, increased corporate and consumer spending and demand from China boosted stocks. In addition, investors believed that Prime Minister Junichiro Koizumi's landslide victory in the September election increased the likelihood of structural reform necessary to sustain and accelerate economic growth. Materials and energy stocks had the biggest gains; however, strength in the largest sector, financials, had the greatest positive impact on the Japanese market in 2005.

                                                               Market Summary  5

RUSSELL INVESTMENT FUNDS

Europe lagged the Pacific Basin over the year. MSCI Europe gained 9.93% compared with 23.01% for MSCI Pacific Basin. Smaller markets, such as Norway and Austria, fared best within Europe, helped by very strong gains from their energy stocks. Despite good results from energy, materials and financials stocks, the Euro zone's (European Union countries that have adopted the Euro as common currency) larger markets of France and Germany delivered below average returns, held back by poorly performing technology and telecommunications stocks. Elsewhere, the U.K. was the worst-performing major market, up 7.38% (MSCI U.K.). The U.K. underperformed due to weakness among its financials and telecommunication stocks. While the Euro zone showed small signs of economic improvement over the fiscal year, the U.K. economy lost momentum, causing the Bank of England to cut interest rates in August. In contrast, the European Central Bank raised interest rates in December for the first time in five years to counter rising inflationary pressures.

Non-index markets commonly held by international managers offered significant opportunities for gains during the year. Canadian stocks rose 28.86% (MSCI Canada). Developing markets provided additional opportunity as the MSCI Emerging Markets Index rose an impressive 34.54%. These markets benefited from heavy weightings in energy and materials stocks.

Market participants focused on the related themes of China's strong economic growth and rising energy and commodity prices. Across the non-US markets, industrial cyclicals were the top performers. The materials sector led by metals and mining stocks, was the strongest sector, up 28.44% (MSCI EAFE Materials). The industrials sector followed with a gain of 25.29% (MSCI EAFE Industrials.) The energy sector was also strong, though a fourth quarter correction brought its 2005 performance (MSCI EAFE Energy) to 18.79%, below that of materials and industrials. In contrast, telecommunications was the worst performing sector, losing 11.97% (MSCI EAFE Telecommunications Services) due to increasing pressure from competitors.

With the value segment of the MSCI EAFE index more weighted towards industrial cyclicals, energy, and financials, the environment was slightly more favorable for value-oriented investors; however, the margin of outperformance was relatively small. The MSCI EAFE Value Index rose 14.39%, compared with 13.64% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over their larger capitalization peers with the MSCI EAFE Small Cap Index up 26.65% in the period.

Despite their traditional bias towards smaller capitalization stocks, and significant exposure to emerging markets and Canadian stocks, actively-managed international funds found the past fiscal year a challenging period. The average fund, as measured by the Lipper International Funds Average, managed to finish the year only 0.64% ahead of the MSCI EAFE Index.

U.S. FIXED INCOME MARKETS

In 2005, interest rates, particularly in shorter-term maturities, took their cue from Federal Reserve policy. The Federal Reserve raised its target for the federal funds rate (the interest rate at which depository institutions lend money at the Federal Reserve to other depository institutions overnight) from 2.25% at the start of 2005 to 4.25% by year-end. The Fed's eight interest rate hikes in 2005 represented its ongoing attempt to move back to a more neutral monetary policy to counter the rising inflationary pressures from sharply higher energy prices. Although shorter maturity interest rates moved up in response to Fed tightening, intermediate rates rose to a lesser extent. Ten-year Treasury rates started 2005 at 4.22% and moved up to end the year at 4.39%. The 30-year Treasury rates actually declined over the year, due in part to pension funds increasing their purchases of long term bonds to better match their future liabilities. The yield curve ended 2005 with a slight inversion between two-year Treasury and ten-year Treasury rates. An inverted yield curve has historically preceded economic slowdowns, though rarely in the face of such strong corporate earnings.

 6  Market Summary

RUSSELL INVESTMENT FUNDS

With interest rates rising, returns on investment grade bonds were modest in 2005. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 2.43% for the year. The Treasury sector was the best-performer in the broad index, up 2.79% (Lehman Brothers Treasury Index). Investment grade corporate bonds posted some of the worst returns of the year, up only 1.96% (Lehman Brothers US Credit Index), due to the negative impact of the credit downgrades of Ford and General Motors until they were removed from the index. Mortgage securities, up 2.61% (Lehman Brothers Fixed Rate Mortgage-Backed Securities Index), underperformed equivalent duration Treasuries due to limited demand from government agencies that are traditionally the largest buyers in the market. Their buying activity is actively being scrutinized, with Congress putting forward legislation to decrease their purchases going forward. Concerns about the potential of a cooling in the US housing market also weighed on the sector. As 2005 drew to a close, the yield spreads between corporates and mortgages relative to Treasuries remained narrow, reflecting financial markets in which investors continued to search for yield, even though they were little rewarded for the additional risk. The narrow spread also reflected a large market demand for yield, as coupons across the globe remained low.

Among the riskier market sectors, emerging market debt continued to post strong returns and as in the prior two years, outperformed other bond sectors. The Lehman Brothers Emerging Markets (US Dollar) Index returned 12.27% in 2005. Emerging market debt performed well due to commodity price increases and better fiscal and monetary governance among a number of developing countries. In contrast to recent years, however, high yield bonds failed to match the returns of emerging market debt. The Lehman Brothers US Corporate High Yield Index returned 2.74%, due to concerns about the possibility of increasing defaults.

                                                               Market Summary  7

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(Performance Chart)

                                                                  MULTI-STYLE EQUITY FUND              RUSSELL 1000 INDEX**
                                                                  -----------------------              --------------------
Inception*                                                                10000.00                           10000.00
1997                                                                      12853.00                           13378.00
1998                                                                      16543.00                           18993.00
1999                                                                      19383.00                           20546.00
2000                                                                      17006.00                           18946.00
2001                                                                      14590.00                           16587.00
2002                                                                      11207.00                           12996.00
2003                                                                      14441.00                           16880.00
2004                                                                      15858.00                           18805.00
2005                                                                      17011.00                           19984.00

Multi-Style Equity Fund
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 7.27%
5 Years                                0.00%sec.
Inception*                             6.08%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 6.27%
5 Years                                1.07%sec.
Inception*                             8.00%sec.

 8  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Multi-Style Equity Fund gained 7.27%. This compared to the Russell 1000(R) Index, which gained 6.27% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2005, the Lipper(R) Large-Cap Core Funds Average returned 4.69%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

During the past 12 months, the Fund benefited from the rising stock market due to its fully invested stance, favorable stock selection and its allocation to the energy sector. Since energy stocks have dominated market returns, exposure to this group was an important contributor to the Fund's performance. In addition, the market favored companies with above-average forecasted growth and lower dividend yields and the Fund was positioned to benefit from these trends.

The Fund also overcame a challenging active management environment to post favorable peer-relative returns. A key contributor to the Fund's outperformance relative to peers included full participation in the energy stock rally, as many of the Fund's peers were underweight this sector. Strong stock selection in many other sectors contributed to the Fund's favorable performance versus its peers.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

There were a number of contributing factors to the Fund's outperformance relative to its benchmark and peers. First, the Fund was fully invested in equities in a positive stock market. Second, stock selection was favorable across most economic sectors, particularly in energy, consumer discretionary, financials, technology and transportation. Third, several overweighted positions had significant returns including Google, Genentech, ConocoPhillips, Marathon Oil, Halliburton, and Norfolk Southern. Fourth, the Fund benefited from holding stocks that export to developing countries (e.g., Proctor & Gamble, Caterpillar, and PepsiCo). Fifth, the Fund was modestly overweight in the energy sector. Finally, most of the Fund's money managers outperformed their respective benchmarks, with particularly strong results from Institutional Capital Corporation and Turner Investment Partners, Inc.

Detractors to performance in the fiscal year were the Fund's overweight in consumer discretionary stocks and below-average stock selection in materials and utilities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market environment for the 12 months was favorable for strategies emphasized by the Fund. The Fund's growth money managers that focused on companies with above-average growth rates posted strong returns, as the market favored dynamic industries such as biotechnology over slower growing industries such as pharmaceuticals. Outperforming money managers within this group included Turner Investment Partners, Inc. and Montag & Caldwell, Inc. Turner's stock selection was positive across most sectors but was particularly strong in the health care, consumer staples and financial services sectors. Montag & Caldwell benefited from significant exposure to energy as well as to companies exporting to developing countries.

The Fund's value money managers, on average, fully participated in the energy stock rally and emphasized companies with stable earnings in a decelerating profit growth environment. In this group of money managers, Institutional Capital Corporation had strong energy and consumer staples stock selection.

The Fund's market-oriented money manager, Suffolk Capital Management, LLC, benefited from owning companies with positive earnings surprises and rising earnings estimates.

Overall, the Fund's performance was helped by the market's preference for companies with above-average forecasted growth. After five years of underperformance in the US market, growth companies are selling at historically low valuation premiums. The Fund's money managers responded by emphasizing growth companies to a greater degree and this strategy was rewarded in the period.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In August 2005, Alliance Capital Management L.P. was terminated. At the same time, Suffolk Capital Management was added to the Fund as a market oriented manager and, for Fund structure reasons, Jacobs Levy Equity Management, Inc.'s assignment was shifted from market-oriented to value.

In October 2005, a "select holdings" strategy was implemented. Pursuant to this strategy, Frank Russell Investment Management Company analyzes the stocks purchased for the Fund by each of the Fund's money managers to identify particular stocks that are concurrently overweighted by the money managers. Based on rankings from a proprietary model, FRIMCo purchases additional shares of certain stocks for the Fund. The Fund continues to pursue a strategy of increasing stock specific risk and these changes were consistent with this strategy.

                                                      Multi-Style Equity Fund  9

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED --  DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
December 31, 2005


Ark Asset Management Co., Inc.              Growth
DePrince, Race & Zollo, Inc.                Value
Institutional Capital Corporation           Value
Jacobs Levy Equity Management, Inc.         Value
Montag & Caldwell, Inc.                     Growth
Suffolk Capital Management, LLC             Market-Oriented
Turner Investment Partners, Inc.            Growth

                              --------------------

*     The Fund commenced operations on January 2, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 10  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2005                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2005             $     1,068.80      $     1,020.82
Expenses Paid During
Period*                       $         4.54      $         4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                     Multi-Style Equity Fund  11

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.3%
Auto and Transportation - 2.4%
American Axle & Manufacturing Holdings, Inc.            5,600             103
AMR Corp. (AE)(N)                                      22,000             489
Burlington Northern Santa Fe Corp.                      7,350             520
CSX Corp.                                              29,700           1,508
Dana Corp. (N)                                         11,500              83
FedEx Corp.                                             4,100             424
Lear Corp. (N)                                          2,400              68
Norfolk Southern Corp.                                 51,600           2,313
Polaris Industries, Inc.                                4,700             236
Southwest Airlines Co.                                 22,500             370
TRW Automotive Holdings Corp. (AE)                      2,400              63
United Parcel Service, Inc. Class B                    28,000           2,104
                                                                 ------------
                                                                        8,281
                                                                 ------------

Consumer Discretionary - 14.4%
Activision, Inc. (AE)                                  23,300             320
AnnTaylor Stores Corp. (AE)(N)                         14,800             511
Arbitron, Inc. (N)                                      1,000              38
Bed Bath & Beyond, Inc. (AE)                           42,300           1,529
Best Buy Co., Inc.                                      6,400             278
Carnival Corp.                                         19,300           1,032
Chico's FAS, Inc. (AE)                                 12,380             544
Circuit City Stores, Inc.                               3,300              75
Claire's Stores, Inc.                                   4,000             117
Clear Channel Communications, Inc. (AE)                 8,500             267
Coach, Inc. (AE)                                       18,110             604
Costco Wholesale Corp.                                  9,800             485
eBay, Inc. (AE)                                        64,050           2,770
Electronic Arts, Inc. (AE)                             27,310           1,429
Estee Lauder Cos., Inc. (The) Class A (N)              21,800             730
Family Dollar Stores, Inc.                             29,500             731
Fisher Scientific International, Inc. (AE)             10,900             674
Gap, Inc. (The)                                        19,400             342
Google, Inc. Class A (AE)                              10,630           4,410
Harrah's Entertainment, Inc.                            8,900             634
Hasbro, Inc.                                           37,800             763
Hewitt Associates, Inc. Class A (AE)(N)                29,600             829
InterActiveCorp (AE)(N)                                22,000             623
Jack in the Box, Inc. (AE)(N)                           1,300              45
Kimberly-Clark Corp.                                   13,100             781
Kohl's Corp. (AE)                                      57,900           2,814
Liberty Global, Inc. Class A (AE)                      10,500             236
Limited Brands, Inc.                                   34,700             776
Lowe's Cos., Inc.                                       8,700             580
McDonald's Corp.                                      154,350           5,205
Newell Rubbermaid, Inc.                                19,200             457

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Nike, Inc. Class B                                     13,900           1,206
Nordstrom, Inc.                                         8,400             314
Office Depot, Inc. (AE)                                11,400             358
OfficeMax, Inc. (N)                                    14,200             360
Omnicom Group, Inc.                                    12,100           1,030
PHH Corp. (AE)(N)                                       4,800             135
Royal Caribbean Cruises, Ltd. (N)                      14,900             671
RR Donnelley & Sons Co.                                15,171             519
Sabre Holdings Corp. Class A                           17,000             410
Scientific Games Corp. Class A (AE)(N)                 17,790             485
Sears Holdings Corp. (AE)                              10,600           1,225
ServiceMaster Co. (The)                                33,300             398
Sirius Satellite Radio, Inc. (AE)(N)                   46,700             313
Starbucks Corp. (AE)                                   16,360             491
Starwood Hotels & Resorts Worldwide, Inc. (o)          24,460           1,562
Tiffany & Co.                                          10,120             387
Time Warner, Inc.                                     114,800           2,002
VF Corp.                                                7,400             410
Viacom, Inc. Class B                                   17,382             567
Wal-Mart Stores, Inc.                                  72,250           3,381
Walt Disney Co.                                        38,200             916
Waste Management, Inc.                                 22,300             677
XM Satellite Radio Holdings, Inc. Class A
   (AE)(N)                                              6,700             183
Yahoo!, Inc. (AE)                                      44,060           1,726
                                                                 ------------
                                                                       50,355
                                                                 ------------

Consumer Staples - 7.0%
Altria Group, Inc.                                     33,800           2,526
Cadbury Schweppes PLC - ADR                            21,700             831
Coca-Cola Enterprises, Inc.                             3,300              63
Colgate-Palmolive Co.                                  60,400           3,313
CVS Corp.                                              18,100             478
Hershey Co. (The)                                       4,500             249
HJ Heinz Co.                                           22,900             772
Kellogg Co.                                             7,500             324
Kroger Co. (The) (AE)                                  14,800             279
Molson Coors Brewing Co. Class B (N)                   13,200             884
PepsiCo, Inc.                                          85,830           5,071
Procter & Gamble Co.                                  123,590           7,153
Rite Aid Corp. (AE)(N)                                 25,300              88
UST, Inc.                                              16,900             690
Walgreen Co.                                            9,100             403
Whole Foods Market, Inc. (N)                           11,180             865
WM Wrigley Jr Co.                                       5,470             364
                                                                 ------------
                                                                       24,353
                                                                 ------------

 12  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Financial Services - 16.0%
AG Edwards, Inc.                                       14,700             689
Allstate Corp. (The)                                   10,300             557
American Express Co.                                   80,000           4,117
American International Group, Inc.                     54,760           3,736
AmSouth Bancorporation                                 15,100             396
Annaly Mortgage Management, Inc. (o)                   13,500             148
AON Corp.                                              44,250           1,591
Archstone-Smith Trust (o)                               9,200             385
Automatic Data Processing, Inc.                         9,900             454
Bank of America Corp.                                  98,791           4,559
Bank of New York Co., Inc. (The)                       96,750           3,081
BB&T Corp.                                              6,300             264
BOK Financial Corp. (N)                                   400              18
Camden Property Trust (o)                               2,700             156
Capital One Financial Corp.                             9,300             804
CB Richard Ellis Group, Inc. Class A (AE)               7,130             420
CBL & Associates Properties, Inc. (o)(N)                  800              32
Charles Schwab Corp. (The)                             35,730             524
Chicago Mercantile Exchange Holdings, Inc.              1,290             474
Chubb Corp.                                             9,400             918
Cigna Corp.                                             3,600             402
Citigroup, Inc.                                       131,850           6,399
City National Corp.                                       900              65
CNA Financial Corp. (AE)(N)                             1,700              56
Commerce Bancorp, Inc. (N)                             13,300             458
Cullen/Frost Bankers, Inc.                              6,400             344
Dow Jones & Co., Inc. (N)                              17,200             610
Equity Residential (o)                                  1,200              47
Federal Realty Investors Trust (o)                        500              30
Fidelity National Financial, Inc.                       7,400             272
Fifth Third Bancorp                                     5,700             215
First American Corp. (N)                                3,200             145
First Data Corp.                                       10,300             443
Fulton Financial Corp. (N)                              1,800              32
General Growth Properties, Inc. (o)                     6,200             291
Global Payments, Inc. (N)                               9,660             450
Goldman Sachs Group, Inc.                               7,200             920
Hanover Insurance Group, Inc. (The)                     1,700              71
Hartford Financial Services Group, Inc.                17,200           1,477
HCC Insurance Holdings, Inc.                            1,900              56
Healthcare Realty Trust, Inc. (o)                       1,900              63
Home Properties, Inc. (o)                               3,500             143
HRPT Properties Trust (o)(N)                            9,400              97
Huntington Bancshares, Inc.                            29,500             701
Investors Financial Services Corp. (N)                  6,100             225
Jones Lang LaSalle, Inc. (N)                            1,800              91
JPMorgan Chase & Co.                                  138,550           5,499
KeyCorp                                                 4,300             142
Kimco Realty Corp. (o)                                  7,400             237

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LandAmerica Financial Group, Inc. (N)                   3,000             187
Lincoln National Corp.                                 19,600           1,039
Marshall & Ilsley Corp.                                 7,600             327
Merrill Lynch & Co., Inc.                              10,350             701
Metlife, Inc.                                           9,100             446
MoneyGram International, Inc.                           1,100              29
Morgan Stanley                                          2,300             131
Nasdaq Stock Market, Inc. (The) (AE)                   13,990             492
New Plan Excel Realty Trust (o)(N)                      2,100              49
North Fork BanCorporation, Inc.                        17,200             471
Paychex, Inc.                                          32,400           1,235
PNC Financial Services Group, Inc.                      6,800             420
Protective Life Corp.                                   1,400              61
Public Storage, Inc. (o)                                2,400             163
Raymond James Financial, Inc. (N)                       2,000              75
Reinsurance Group of America, Inc.                        600              29
Ryder System, Inc.                                      3,000             123
Simon Property Group, Inc. (o)                          1,800             138
SL Green Realty Corp. (o)                                 500              38
South Financial Group, Inc. (The)                      15,200             419
St. Paul Travelers Cos., Inc. (The)                    55,611           2,484
Stancorp Financial Group, Inc.                          1,400              70
SunTrust Banks, Inc.                                   17,700           1,288
UnionBanCal Corp.                                       1,000              69
US Bancorp                                             22,500             673
Wachovia Corp.                                         15,700             830
Washington Mutual, Inc.                                14,100             613
Webster Financial Corp.                                   600              28
Whitney Holding Corp. (N)                               2,300              63
                                                                 ------------
                                                                       55,995
                                                                 ------------

Health Care - 14.7%
Abbott Laboratories                                    93,300           3,679
Aetna, Inc.                                             3,400             321
Allergan, Inc.                                          3,850             416
Alpharma, Inc. Class A                                    800              23
Amgen, Inc. (AE)                                       57,430           4,529
Cardinal Health, Inc.                                  22,100           1,519
Caremark Rx, Inc. (AE)                                 54,030           2,798
Cerner Corp. (AE)(N)                                    3,540             322
Charles River Laboratories International, Inc.
   (AE)(N)                                             14,100             597
DaVita, Inc. (AE)                                       7,700             390
Eli Lilly & Co.                                        95,600           5,410
Express Scripts, Inc. (AE)                              5,640             473
Genentech, Inc. (AE)                                   34,980           3,236
Genzyme Corp. (AE)                                      8,880             629

                                                     Multi-Style Equity Fund  13

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Gilead Sciences, Inc. (AE)                             20,720           1,090
Health Net, Inc. (AE)                                   4,200             217
Hospira, Inc. (AE)                                      1,500              64
Human Genome Sciences, Inc. (AE)(N)                    76,500             655
Johnson & Johnson                                      40,800           2,452
Kinetic Concepts, Inc. (AE)                             7,400             294
Medco Health Solutions, Inc. (AE)                       8,600             480
Medimmune, Inc. (AE)                                    8,400             294
Medtronic, Inc.                                        49,100           2,827
Merck & Co., Inc.                                      22,600             719
Novartis AG - ADR                                      27,600           1,448
Omnicare, Inc.                                         18,000           1,030
Panacos Pharmaceuticals, Inc. (AE)(N)                  29,400             204
Pfizer, Inc.                                          141,400           3,297
Protein Design Labs, Inc. (AE)(N)                      17,600             500
Quest Diagnostics, Inc.                                16,300             839
Sanofi-Aventis - ADR                                   30,388           1,334
Schering-Plough Corp.                                  10,800             225
St. Jude Medical, Inc. (AE)                            21,140           1,061
Stryker Corp.                                          28,300           1,257
UnitedHealth Group, Inc.                               25,130           1,562
Valeant Pharmaceuticals International (N)              13,700             248
Varian Medical Systems, Inc. (AE)                       4,300             216
WellPoint, Inc. (AE)                                   33,200           2,649
Wyeth                                                  44,800           2,064
                                                                 ------------
                                                                       51,368
                                                                 ------------
Integrated Oils - 5.1%
Amerada Hess Corp.                                     14,500           1,839
Chevron Corp.                                          47,100           2,674
ConocoPhillips                                         20,000           1,163
Exxon Mobil Corp.                                     102,550           5,760
Marathon Oil Corp.                                     71,052           4,332
Occidental Petroleum Corp.                             18,100           1,446
Suncor Energy, Inc. (AE)                               11,700             739
                                                                 ------------
                                                                       17,953
                                                                 ------------

Materials and Processing - 4.2%
Air Products & Chemicals, Inc.                         15,300             906
Alcoa, Inc.                                            17,500             517
Archer-Daniels-Midland Co.                             15,690             387
Ashland, Inc.                                           1,400              81
Avery Dennison Corp.                                    8,900             492
Bemis Co.                                              25,100             700
Bowater, Inc.                                          21,300             654
Bunge, Ltd. (N)                                        27,500           1,557
Cabot Corp.                                             9,100             326
Cameco Corp. (N)                                        3,600             228
Celanese Corp.                                          3,500              67
Cemex SA de CV - ADR                                    7,130             423
Cia Vale do Rio Doce Class A                            8,450             348
Dow Chemical Co. (The)                                 17,100             749

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Eastman Chemical Co.                                    5,900             304
EI Du Pont de Nemours & Co.                            18,600             790
Engelhard Corp.                                        18,300             552
Harsco Corp.                                            1,500             101
International Flavors & Fragrances, Inc.               11,600             389
International Paper Co.                                27,300             918
Lafarge North America, Inc. (N)                         1,200              66
Lennox International, Inc. (N)                          1,600              45
Martin Marietta Materials, Inc.                         4,000             307
MeadWestvaco Corp.                                     24,400             684
Monsanto Co.                                            6,800             527
Nucor Corp.                                             6,570             438
Owens-Illinois, Inc. (AE)                               1,000              21
Packaging Corp. of America (N)                         26,300             604
Rohm & Haas Co.                                        12,000             581
Smurfit-Stone Container Corp. (AE)                        400               6
Valspar Corp.                                          21,300             525
Weyerhaeuser Co.                                        4,400             292
                                                                 ------------
                                                                       14,585
                                                                 ------------

Miscellaneous - 4.9%
3M Co.                                                 25,000           1,937
General Electric Co.                                  268,320           9,405
Hillenbrand Industries, Inc.                            8,800             435
Honeywell International, Inc.                         101,300           3,773
Textron, Inc.                                          19,900           1,532
                                                                 ------------
                                                                       17,082
                                                                 ------------

Other Energy - 3.7%
Anadarko Petroleum Corp.                                2,500             237
Apache Corp.                                           14,700           1,007
Baker Hughes, Inc.                                     24,000           1,459
Chesapeake Energy Corp. (N)                             4,400             140
Dynegy, Inc. Class A (AE)(N)                            7,400              36
EOG Resources, Inc.                                     6,700             491
Foundation Coal Holdings, Inc. (N)                      4,100             156
Halliburton Co.                                        69,800           4,325
Holly Corp.                                             1,100              65
National-Oilwell Varco, Inc. (AE)                       6,110             383
Newfield Exploration Co. (AE)                          13,100             656
Peabody Energy Corp.                                    6,750             556
Schlumberger, Ltd.                                     23,700           2,302
Sunoco, Inc.                                            4,400             345
Valero Energy Corp.                                     9,400             485
Williams Cos., Inc.                                    18,790             435
                                                                 ------------
                                                                       13,078
                                                                 ------------

 14  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Producer Durables - 4.4%
Agilent Technologies, Inc. (AE)                         1,911              64
American Power Conversion Corp.                        35,000             770
Applied Materials, Inc.                               107,730           1,933
Boeing Co.                                             19,530           1,372
Caterpillar, Inc.                                      19,950           1,152
Crown Castle International Corp. (AE)                  15,100             406
Diebold, Inc.                                          11,100             422
Dover Corp.                                            18,200             737
DR Horton, Inc.                                        10,800             386
Emerson Electric Co.                                    7,900             590
Herman Miller, Inc. (N)                                 5,000             141
Hubbell, Inc. Class B                                  13,300             600
Illinois Tool Works, Inc.                               9,700             853
Joy Global, Inc. (N)                                   15,255             610
KB Home                                                 3,400             247
KLA-Tencor Corp.                                        7,030             347
Lennar Corp. Class A                                    4,500             275
Nokia OYJ - ADR                                        44,600             816
Northrop Grumman Corp.                                 11,200             673
Pulte Homes, Inc.                                       8,200             323
Rockwell Collins, Inc.                                 12,200             567
Teradyne, Inc. (AE)(N)                                  8,100             118
Thermo Electron Corp. (AE)                             30,200             910
United Technologies Corp.                              16,600             928
WCI Communities, Inc. (AE)                              2,100              56
WW Grainger, Inc.                                       1,400             100
                                                                 ------------
                                                                       15,396
                                                                 ------------

Technology - 13.0%
3Com Corp. (AE)(N)                                     20,800              75
Advanced Micro Devices, Inc. (AE)                      16,870             516
Akamai Technologies, Inc. (AE)(N)                      23,000             458
Apple Computer, Inc. (AE)                              20,710           1,489
ATI Technologies, Inc. (AE)                            21,100             359
Atmel Corp. (AE)(N)                                    15,000              46
BEA Systems, Inc. (AE)(N)                              15,800             149
BMC Software, Inc. (AE)                                 3,800              78
Broadcom Corp. Class A (AE)                            20,080             947
Brocade Communications Systems, Inc. (AE)(N)           12,200              50
Cadence Design Systems, Inc. (AE)                       3,300              56
Cisco Systems, Inc. (AE)                               79,200           1,356
Conexant Systems, Inc. (AE)                             4,100               9
Corning, Inc. (AE)                                     33,840             665
Dell, Inc. (AE)                                        22,200             666
EMC Corp. (AE)                                         44,780             610
Foundry Networks, Inc. (AE)                            23,700             327
Freescale Semiconductor, Inc. Class B (AE)             11,000             277
Hewlett-Packard Co.                                   195,430           5,595
Ingram Micro, Inc. Class A (AE)                         7,300             145
Intel Corp.                                            76,000           1,897

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
International Business Machines Corp.                  26,090           2,145
JDS Uniphase Corp. (AE)(N)                            182,530             431
Juniper Networks, Inc. (AE)                           102,500           2,286
L-3 Communications Holdings, Inc.                      11,100             825
LSI Logic Corp. (AE)                                    5,800              46
Marvell Technology Group, Ltd. (AE)                    12,860             721
Maxim Integrated Products, Inc.                        46,500           1,685
Micron Technology, Inc. (AE)(N)                        29,400             391
Microsoft Corp.                                       314,770           8,231
Motorola, Inc.                                        141,490           3,196
National Semiconductor Corp.                           34,000             883
Network Appliance, Inc. (AE)                           12,590             340
Oracle Corp. (AE)                                      44,000             537
PerkinElmer, Inc.                                      20,500             483
Qualcomm, Inc.                                         93,110           4,011
SanDisk Corp. (AE)                                     12,600             792
Sanmina-SCI Corp. (AE)                                  7,900              34
Seagate Technology, Inc. (AE)                           2,300              --
Silicon Image, Inc. (AE)(N)                            30,200             273
Sony Corp. - ADR                                        8,310             339
Sun Microsystems, Inc. (AE)                            42,800             179
Synopsys, Inc. (AE)                                    10,100             203
Texas Instruments, Inc.                                29,900             959
Unisys Corp. (AE)                                       1,700              10
Vishay Intertechnology, Inc. (AE)                      16,900             233
Xilinx, Inc.                                           16,500             416
                                                                 ------------
                                                                       45,419
                                                                 ------------

Utilities - 4.5%
Allete, Inc.                                              900              40
Alltel Corp.                                            6,100             385
America Movil SA de CV
   Series L                                            12,240             358
Aquila, Inc. (AE)(N)                                   13,000              47
AT&T, Inc.                                             66,200           1,621
BellSouth Corp.                                        76,950           2,085
Centerpoint Energy, Inc. (N)                            3,300              42
Citizens Communications Co.                            51,900             635
Comcast Corp. Class A (AE)                             17,700             459
Dominion Resources, Inc.                               14,850           1,146
Duke Energy Corp.                                       4,600             126
Edison International                                    4,500             196
Entergy Corp.                                          24,600           1,689
FirstEnergy Corp.                                       2,100             103
NII Holdings, Inc. (AE)                                 9,000             393
Northeast Utilities                                    33,700             664
NSTAR                                                  14,200             408
Progress Energy, Inc.                                   1,300              --
Sempra Energy                                           8,500             381

                                                     Multi-Style Equity Fund  15

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sprint Nextel Corp.                                   118,900           2,778
UGI Corp.                                               5,000             103
Valor Communications Group, Inc. (N)                   27,000             308
Verizon Communications, Inc.                           54,100           1,630
Wisconsin Energy Corp.                                  1,800              70
                                                                 ------------
                                                                       15,667
                                                                 ------------

TOTAL COMMON STOCKS
(cost $293,222)                                                       329,532
                                                                 ------------

SHORT-TERM INVESTMENTS - 5.7%
Frank Russell Investment Company Money Market
   Fund                                            19,021,000          19,021
United States Treasury Bills (z)(sec.)
   4.028% due 03/16/06                                  1,000             992
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(cost $20,013)                                                         20,013
                                                                 ------------

OTHER SECURITIES - 4.1%
State Street Securities Lending Quality Trust
   (X)                                             14,421,062          14,421
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $14,421)                                                         14,421
                                                                 ------------

TOTAL INVESTMENTS - 104.1%
(identified cost $327,656)                                            363,966

OTHER ASSETS AND LIABILITIES,
NET - (4.1%)                                                          (14,307)
                                                                 ------------

NET ASSETS - 100.0%                                                   349,659
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 03/06 (7)                                2,391                (19)

S&P Midcap 400 E-Mini Index (CME) expiration
   date 03/06 (15)                                          1,115                 (5)

S&P Midcap 400 Index (CME) expiration date 03/06
   (20)                                                     7,432                (35)

S&P 500 Index (CME)
   expiration date 03/06 (16)                               5,019                (74)

S&P 500 E-Mini Index (CME) expiration date 03/06
   (60)                                                     3,764                (44)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (177)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 16  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.4
Consumer Discretionary                                       14.4
Consumer Staples                                              7.0
Financial Services                                           16.0
Health Care                                                  14.7
Integrated Oils                                               5.1
Materials and Processing                                      4.2
Miscellaneous                                                 4.9
Other Energy                                                  3.7
Producer Durables                                             4.4
Technology                                                   13.0
Utilities                                                     4.5
Short-Term Investments                                        5.7
Other Securities                                              4.1
                                                  ---------------
Total Investments                                           104.1
Other Assets and Liabilities, Net                            (4.1)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

  See accompanying notes which are an integral part of the financial statements.

                                                     Multi-Style Equity Fund  17

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                                                   AGGRESSIVE EQUITY FUND             RUSSELL 2500TM INDEX**
                                                                   ----------------------             ----------------------
Inception*                                                                10000.00                           10000.00
1997                                                                      13507.00                           12582.00
1998                                                                      13644.00                           12631.00
1999                                                                      14474.00                           15680.00
2000                                                                      14378.00                           16350.00
2001                                                                      14038.00                           16549.00
2002                                                                      11363.00                           13604.00
2003                                                                      16544.00                           19795.00
2004                                                                      18981.00                           23417.00
2005                                                                      20188.00                           25315.00

Aggressive Equity Fund
----------------------------------------------------------


                         AGGRESSIVE EQUITY
        DATES                  FUND           RUSSELL 2500(TM) INDEX**
---------------------    -----------------    ------------------------
Inception*              $      10,000                  1$0,000
1997                    $      13,507                  1$2,582
1998                    $      13,644                  1$2,631
1999                    $      14,474                  1$5,680
2000                    $      14,378                  1$6,350
2001                    $      14,038                  1$6,549
2002                    $      11,363                  1$3,604
2003                    $      16,544                  1$9,795
2004                    $      18,981                  2$3,417
2005                    $      20,188                  2$5,315
Total                   $     147,117                 16$5,923

Aggressive Equity Fund
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 6.36%
5 Years                                7.02%sec.
Inception*                             8.12%sec.

Russell 2500(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.11%
5 Years                                 9.14%sec.
Inception*                             10.88%sec.

 18  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Aggressive Equity Fund gained 6.36%. This compared to the Russell 2500(TM) Index, which gained 8.11% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2005, the Lipper(R) Mid-Cap Core Funds Average returned 9.99%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

While the Fund made strong gains relative to its benchmark in the second half of the year, the first six months presented a particularly challenging market environment for a number of the Fund's money managers. Specifically, the outperformance of value stocks continued into the first half of 2005, extending a multi-year trend. The valuations of higher yielding stocks, such as real estate investment trusts (REIT's) and utilities, reached historic highs. These trends presented a very challenging environment for the Fund's value money managers since they believed these stocks to be overvalued. At the same time, factors such as high prospective growth, positive earnings estimate revisions, earnings surprises and higher earnings variability continued to be out of favor in the market. These factors were emphasized by most of the Fund's money managers, particularly by the growth money managers.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Security selection was the primary cause of the Fund's relative underperformance for the year. Poor security selection in the healthcare, materials and processing, and producer durables sectors was the primary contributor to the Fund's underperformance. Poor security selection resulted mainly from the Fund's emphasis of the factors listed above in the first half of 2005.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Five of the Fund's eight money managers outperformed the benchmark. The outperformers were three of the four growth managers: CapitalWorks Investment Partners, LLC, Geewax, Terker & Company and TimesSquare Capital Management, Inc. TimesSquare primarily due to its emphasis on companies with consistent and predictable earnings growth. Geewax added value through its focus on higher financial quality and lower risk growth securities. CapitalWorks outperformed through good stock selection. This was a favorable result given that the market environment was particularly difficult for CapitalWorks' aggressive growth style. Among the value money managers, both Jacobs Levy Equity Management, Inc. and Nicholas-Applegate Capital Management LLC outperformed by small margins, mostly due to improved security selection in the second half of the year.

The Fund's underperforming money managers were Goldman Sachs Asset Management, L.P. (market oriented), David J. Greene and Company, LLC (value) and Gould Investment Partners LLC (growth). Gould underperformed due to its very aggressive approach to growth investing, a style which performed poorly in the first half of the year. While Gould's results were disappointing when taking into account market conditions, its performance was consistent with its aggressive style. David J. Greene underperformed due to its overweight in technology, a lagging sector in the year. Goldman Sachs' chief detractors were a handful of stocks that performed poorly. As with Gould, the returns of David J. Greene and Goldman Sachs were also consistent with their particular investment approaches and styles given market conditions.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no money manager changes or changes to the Fund's structure during the year.

Money Managers as of                                                 Styles
December 31, 2005


CapitalWorks Investment Partners, LLC       Growth
David J. Greene and Company, LLC            Value
Geewax, Terker & Company                    Growth
Goldman Sachs Asset Management, L.P.        Market-Oriented
Gould Investment Partners LLC               Growth
Jacobs Levy Equity Management, Inc.         Value
Nicholas-Applegate Capital Management
   LLC                                      Value
TimesSquare Capital Management, LLC         Growth

                              --------------------

*     The Fund commenced operations on January 2, 1997.

** Russell 2500(TM) Index is composed of the smallest 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                      Aggressive Equity Fund  19

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2005                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2005             $     1,071.10      $     1,019.91
Expenses Paid During
Period*                       $         5.48      $         5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 20  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 96.1%
Auto and Transportation - 3.8%
AAR Corp. (AE)                                         12,300             295
Alaska Air Group, Inc. (AE)                             6,200             221
American Axle & Manufacturing Holdings, Inc.           14,300             262
ArvinMeritor, Inc.                                     18,000             259
Autoliv, Inc.                                          13,300             604
BorgWarner, Inc.                                          500              30
Celadon Group, Inc. (AE)(N)                             8,100             233
CNF, Inc.                                                 700              39
Cooper Tire & Rubber Co. (N)                           15,000             230
Dana Corp. (N)                                          1,200               9
Frontier Airlines, Inc. (AE)(N)                         4,000              37
Frozen Food Express Industries, Inc. (AE)(N)            5,900              65
Genco Shipping & Trading, Ltd. (N)                     12,100             211
Genesee & Wyoming, Inc. Class A (AE)                    8,500             319
Gol Linhas Aereas Inteligentes SA - ADR (N)            10,700             302
Greenbrier Cos., Inc. (N)                               1,400              40
Grupo TMM SA - ADR
   Series A (AE)(N)                                    16,200              62
Hayes Lemmerz International, Inc. (AE)                  5,100              18
Hub Group, Inc. Class A (AE)                            1,900              67
IMPCO Technologies, Inc. (AE)(N)                        2,400              12
Kansas City Southern (AE)(N)                            7,000             171
Kirby Corp. (AE)                                        7,200             376
Laidlaw International, Inc.                            27,950             649
Landstar System, Inc.                                   8,600             359
Lear Corp. (N)                                          5,800             165
Maritrans, Inc.                                         1,200              31
Marten Transport, Ltd. (AE)                             1,619              30
Navistar International Corp. (AE)                       8,200             235
Oshkosh Truck Corp.                                     4,000             178
Overseas Shipholding Group, Inc.                        1,600              81
Pacer International, Inc.                               7,700             201
RailAmerica, Inc. (AE)                                  4,700              52
SCS Transportation, Inc. (AE)                           2,400              51
Skywest, Inc.                                           5,700             153
Thor Industries, Inc. (N)                               2,700             108
Tidewater, Inc.                                         1,300              58
TRW Automotive Holdings Corp. (AE)                      6,800             179
Universal Truckload Services, Inc. (AE)(N)              9,200             212
US Xpress Enterprises, Inc. Class A (AE)                3,400              59
UTI Worldwide, Inc.                                     3,900             362
Visteon Corp. (N)                                      20,600             129
Wabtec Corp.                                           20,000             538
                                                                 ------------
                                                                        7,692
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Consumer Discretionary - 18.9%
Aaron Rents, Inc.                                       1,600              34
ABM Industries, Inc. (N)                                3,900              76
Activision, Inc. (AE)                                  22,233             306
Adesa, Inc.                                            11,800             288
Administaff, Inc.                                      13,300             559
Advance Auto Parts, Inc. (AE)                          10,250             445
Advisory Board Co. (The) (AE)                           4,800             229
Alberto-Culver Co.                                      2,800             128
Alderwoods Group, Inc. (AE)(N)                          3,800              60
Alliance Gaming Corp. (AE)(N)                          14,100             184
Alloy, Inc. (AE)(N)                                    10,700              31
Ambassadors Group, Inc. (N)                             6,980             160
America's Car-Mart, Inc. (AE)(N)                        3,600              60
American Greetings Corp. Class A (N)                    9,630             212
Ameristar Casinos, Inc.                                 2,300              52
AMN Healthcare Services, Inc. (AE)                     23,600             467
Arbitron, Inc.                                         13,200             501
Asbury Automotive Group, Inc. (AE)                      1,600              26
Audiovox Corp. Class A (AE)(N)                          2,900              40
BJ's Restaurants, Inc. (AE)(N)                          5,700             130
Blair Corp.                                             1,100              43
Bon-Ton Stores, Inc. (The) (N)                         11,550             221
Borders Group, Inc.                                     3,300              72
Brightpoint, Inc. (AE)                                 31,950             886
Brink's Co. (The)                                       2,000              96
Brown Shoe Co., Inc.                                    1,600              68
Burlington Coat Factory Warehouse Corp.                 2,900             117
Carter's, Inc. (AE)                                     1,500              88
Cato Corp. (The) Class A                                4,050              87
Central European Distribution Corp. (AE)(N)            14,500             582
Central Garden and Pet Co. (AE)(N)                      7,400             340
Charlotte Russe Holding, Inc. (AE)                     10,200             213
Charming Shoppes, Inc. (AE)                            19,200             253
Chemed Corp.                                            5,600             278
Choice Hotels International, Inc.                      16,040             670
ChoicePoint, Inc. (AE)                                  8,733             389
Circuit City Stores, Inc.                              47,913           1,082
CKE Restaurants, Inc. (N)                              11,100             150
Claire's Stores, Inc.                                  28,400             830
CNET Networks, Inc. (AE)                               33,300             489
Cogent, Inc. (AE)                                       6,500             147
Concorde Career Colleges, Inc. (AE)(N)                  6,083              90
Conn's, Inc. (AE)(N)                                    2,800             103
Convergys Corp. (AE)                                   20,600             327

                                                      Aggressive Equity Fund  21

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Corinthian Colleges, Inc. (AE)                          8,600             101
Corporate Executive Board Co.                           7,650             686
Corrections Corp. of America (AE)                       5,800             261
Cosi, Inc. (AE)(N)                                      6,600              55
CoStar Group, Inc. (AE)                                 6,100             263
Cross Country Healthcare, Inc. (AE)                    10,200             181
Darden Restaurants, Inc.                               10,600             412
Dave & Buster's, Inc. (AE)(N)                           4,320              76
Dolby Laboratories, Inc. Class A (AE)                  14,800             252
Dollar Thrifty Automotive Group (AE)                   16,900             610
Domino's Pizza, Inc.                                   23,900             578
Dress Barn, Inc. (AE)                                   7,800             301
EarthLink, Inc. (AE)                                   12,700             141
Education Management Corp. (AE)                        21,600             724
Entercom Communications Corp. (AE)                      9,300             276
FTI Consulting, Inc. (AE)                               6,900             189
Gartner, Inc. Class A (AE)(N)                          20,100             259
Gaylord Entertainment Co. (AE)(N)                       5,100             222
Gemstar-TV Guide International, Inc. (AE)              71,000             185
Geo Group, Inc. (The) (AE)                              1,000              23
Getty Images, Inc. (AE)                                 4,300             384
Gevity HR, Inc. (N)                                     8,200             211
Great Wolf Resorts, Inc. (AE)(N)                        5,000              52
Guess?, Inc. (AE)(N)                                   19,100             680
Gymboree Corp. (AE)                                    20,300             475
Handleman Co. (N)                                       4,300              53
Hasbro, Inc.                                           18,300             369
Hearst-Argyle Television, Inc. (N)                     26,100             623
Heidrick & Struggles International, Inc. (AE)           6,900             221
Hewitt Associates, Inc. Class A (AE)(N)                 5,156             144
Hudson Highland Group, Inc. (AE)(N)                     6,100             106
International Speedway Corp. Class A                    1,200              58
ITT Educational Services, Inc. (AE)                     2,100             124
Jack in the Box, Inc. (AE)                              7,200             252
Jarden Corp. (AE)(N)                                   13,900             419
Jo-Ann Stores, Inc. (AE)                               10,400             123
John Wiley & Sons, Inc. Class A                         1,000              39
Jos A Bank Clothiers, Inc. (AE)(N)                      8,000             347
Kellwood Co.                                            3,900              93
Korn/Ferry International (AE)(N)                       12,300             230
Labor Ready, Inc. (AE)                                  5,300             110
Lamar Advertising Co. Class A (AE)                     15,100             697
Landry's Restaurants, Inc. (N)                         11,200             299
Leapfrog Enterprises, Inc. (AE)(N)                     21,000             245
Lee Enterprises, Inc.                                   4,900             181
Lenox Group, Inc. (AE)(N)                               1,500              20
LIFE TIME Fitness, Inc. (AE)                           16,800             640
Lifeline Systems, Inc. (AE)(N)                          9,600             351
Lifetime Brands, Inc. (N)                               4,200              87
Lightbridge, Inc. (AE)                                  1,000               8
Lithia Motors, Inc. Class A (N)                         3,990             125

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LoJack Corp. (AE)(N)                                    2,800              68
Lone Star Steakhouse & Saloon, Inc.                     9,370             222
Luby's, Inc. (AE)(N)                                    2,400              32
Marchex, Inc. Class B (AE)(N)                           4,700             106
MarineMax, Inc. (AE)(N)                                 3,800             120
Marvel Entertainment, Inc. (AE)(N)                     11,350             186
MAXIMUS, Inc.                                           2,600              95
Media General, Inc. Class A                             1,500              76
Men's Wearhouse, Inc. (AE)                             14,100             415
Meredith Corp.                                          3,700             194
Mohawk Industries, Inc. (AE)                            3,600             313
Monster Worldwide, Inc. (AE)                            4,700             192
Movado Group, Inc. (N)                                  1,200              22
MPS Group, Inc. (AE)                                   20,100             275
Netratings, Inc. (AE)(N)                                2,100              26
O'Reilly Automotive, Inc. (AE)                          3,300             106
Oxford Industries, Inc.                                   500              27
Pantry, Inc. (The) (AE)                                 4,900             230
Parlux Fragrances, Inc. (AE)(N)                         4,400             134
Payless Shoesource, Inc. (AE)                           8,200             206
Pegasus Solutions, Inc. (AE)(N)                        11,600             104
Penn National Gaming, Inc. (AE)                         7,800             257
PetMed Express, Inc. (AE)(N)                           12,000             170
PHH Corp. (AE)                                         11,600             325
Phillips-Van Heusen Corp.                               6,100             198
Pier 1 Imports, Inc. (N)                               19,600             171
Polo Ralph Lauren Corp.                                 5,100             286
Pre-Paid Legal Services, Inc. (N)                      13,610             520
Prestige Brands Holdings, Inc. (AE)(N)                 17,400             218
ProQuest Co. (AE)(N)                                    2,800              78
Providence Service Corp. (The) (AE)(N)                  9,100             262
Quiksilver, Inc. (AE)                                   9,000             125
Radio One, Inc. Class D (AE)                           24,700             256
RadioShack Corp.                                        8,200             172
Regal Entertainment Group Class A                       3,000              57
Resources Connection, Inc. (AE)(N)                     14,500             378
Retail Ventures, Inc. (AE)(N)                           4,000              50
Rocky Shoes & Boots, Inc. (AE)(N)                         900              22
RR Donnelley & Sons Co.                                 1,700              58
Ruby Tuesday, Inc. (N)                                  4,300             111
Rush Enterprises, Inc. Class B (AE)                     2,300              33
Russell Corp. (N)                                      15,600             210
Scholastic Corp. (AE)                                   3,400              97
SCP Pool Corp. (N)                                     23,500             875
Service Corp. International                            21,600             177
ServiceMaster Co. (The)                                11,800             141
Skechers USA, Inc. Class A (AE)                         2,500              38
Sonic Automotive, Inc. (N)                             16,580             369

 22  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sourcecorp, Inc. (AE)                                   6,300             151
Spherion Corp. (AE)                                    20,900             209
Stanley Furniture Co., Inc. (N)                         1,400              32
Station Casinos, Inc.                                   7,300             495
Steven Madden, Ltd. (N)                                 9,400             275
Stewart Enterprises, Inc. Class A (AE)(N)              33,600             182
Stride Rite Corp.                                       4,400              60
Tech Data Corp. (AE)                                    4,560             181
TeleTech Holdings, Inc. (AE)(N)                         9,900             119
Tempur-Pedic International, Inc. (AE)(N)                6,100              70
Texas Roadhouse, Inc. Class A (AE)(N)                  13,300             207
Thomas Nelson, Inc.                                     3,400              84
Too, Inc. (AE)                                          3,800             107
Topps Co., Inc. (The)                                   4,400              33
Trans World Entertainment Corp. (AE)                   22,360             127
United Auto Group, Inc.                                 1,100              42
United Natural Foods, Inc. (AE)(N)                      6,300             166
Valassis Communications, Inc. (AE)                      5,800             169
Ventiv Health, Inc. (AE)                                9,400             222
Volcom, Inc. (AE)(N)                                    3,000             102
Watson Wyatt & Co. Holdings (N)                         2,000              56
WD-40 Co. (N)                                           1,500              39
WebSideStory, Inc. (AE)(N)                             10,700             194
WESCO International, Inc. (AE)                         13,000             556
West Corp. (AE)                                        13,000             548
Wet Seal, Inc. (The) Class A (AE)(N)                   15,600              69
Zumiez, Inc. (AE)                                       1,600              69
                                                                 ------------
                                                                       38,537
                                                                 ------------

Consumer Staples - 1.5%
American Italian Pasta Co. Class A (N)                  8,100              55
Boston Beer Co., Inc. Class A (AE)                      1,200              30
Casey's General Stores, Inc.                            9,100             226
Chiquita Brands International, Inc. (N)                 4,000              80
Constellation Brands, Inc. Class A (AE)                12,800             336
Longs Drug Stores Corp.                                13,380             487
M&F Worldwide Corp. (AE)(N)                            10,320             168
Molson Coors Brewing Co. Class B                       10,100             677
Nash Finch Co. (N)                                        860              22
NBTY, Inc. (AE)                                         3,400              55
Pathmark Stores, Inc. (AE)                             13,800             138
Pilgrim's Pride Corp. (N)                               2,060              68
Ralcorp Holdings, Inc. (AE)                             4,800             192
Rite Aid Corp. (AE)(N)                                 39,200             136
Seaboard Corp. (N)                                        187             283
Spartan Stores, Inc. (AE)(N)                            3,700              38
Weis Markets, Inc.                                        600              26
                                                                 ------------
                                                                        3,017
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Financial Services - 20.3%
21st Century Insurance Group                            1,900              31
Advent Software, Inc. (AE)                             15,600             451
AG Edwards, Inc.                                        8,300             389
Alfa Corp. (N)                                          1,300              21
Alleghany Corp. (AE)                                      262              74
Alliance Data Systems Corp. (AE)                       24,400             869
AMB Property Corp. (o)                                  6,400             315
Amcore Financial, Inc.                                  7,400             225
Amerco, Inc. (AE)(N)                                    2,100             151
American Equity Investment Life Holding Co.             9,400             123
American Financial Group, Inc.                          6,400             245
American Home Mortgage Investment Corp. (o)             2,120              69
American Physicians Capital, Inc. (AE)                  1,400              64
AmeriCredit Corp. (AE)                                 16,300             418
Anthracite Capital, Inc. (o)(N)                         6,800              72
Apollo Investment Corp.                                11,600             208
Ashford Hospitality Trust, Inc. (o)                    18,000             189
Associated Banc-Corp                                   17,815             580
Asta Funding, Inc. (N)                                  1,200              33
BancFirst Corp.                                           500              39
Bank Mutual Corp.                                       3,400              36
Bank of Hawaii Corp.                                   16,070             828
Banner Corp.                                            1,000              31
Bedford Property Investors (o)(N)                       2,200              48
BioMed Realty Trust, Inc. (o)                          17,200             420
BISYS Group, Inc. (The) (AE)                            5,000              70
BOK Financial Corp.                                     1,030              47
Boykin Lodging Co. (AE)(o)                                500               6
Brookline Bancorp, Inc. (N)                            13,700             194
Calamos Asset Management, Inc. Class A                  9,500             299
Camden Property Trust (o)                              12,200             707
CapitalSource, Inc. (N)                                29,100             652
Cash America International, Inc. (AE)                   8,600             199
CB Richard Ellis Group, Inc. Class A (AE)               9,800             577
CBL & Associates Properties, Inc. (o)                   9,950             393
CentraCore Properties Trust (o)                         1,000              27
Central Pacific Financial Corp.                         2,300              83
CharterMac (N)                                          5,000             106
Checkfree Corp. (AE)                                   12,720             584
Chittenden Corp.                                        1,800              50
CIT Group, Inc.                                         4,000             207
City National Corp.                                    13,140             952

                                                      Aggressive Equity Fund  23

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Colonial BancGroup, Inc. (The)                         15,100             360
Commerce Group, Inc.                                    2,000             115
Commercial Net Lease Realty (o)                        18,900             385
Community Bank System, Inc. (N)                         9,500             214
CompuCredit Corp. (AE)(N)                              13,100             504
Conseco, Inc. (AE)                                      1,300              30
Corus Bankshares, Inc. (N)                              1,180              66
Cousins Properties, Inc. (o)                            9,100             257
Crescent Real Estate Equities Co. (o)                   7,300             145
CVB Financial Corp.                                     1,800              37
Cybersource Corp. (AE)(N)                              25,900             171
Diamondrock Hospitality Co. (A)(o)                     20,800             249
Downey Financial Corp. (N)                              2,490             170
ECC Capital Corp. (o)(N)                               37,300              84
eFunds Corp. (AE)                                       8,000             187
Encore Capital Group, Inc. (AE)(N)                      5,700              99
Entertainment Properties Trust (o)                     11,600             473
Equifax, Inc.                                           4,000             152
Equity Inns, Inc. (o)                                   3,000              41
Equity One, Inc. (o)(N)                                11,400             264
Fair Isaac Corp.                                        3,800             168
Federal Realty Investors Trust (o)                      5,300             321
FelCor Lodging Trust, Inc. (o)(N)                       6,100             105
Fieldstone Investment Corp. (o)                        13,100             155
First American Corp.                                    6,000             272
First Financial Bankshares, Inc. (N)                    1,000              35
First Indiana Corp. (AE)                                1,100              38
First Niagara Financial Group, Inc. (N)                30,500             441
First Regional Bancorp (AE)(N)                          1,000              68
First Republic Bank (N)                                 2,600              96
FirstFed Financial Corp. (AE)(N)                        4,400             240
Fremont General Corp. (N)                              20,600             478
Fulton Financial Corp. (N)                              5,200              91
GATX Corp. (N)                                         18,200             657
GFI Group, Inc. (AE)(N)                                 8,900             422
Global Payments, Inc.                                  18,700             872
Gold Banc Corp., Inc. (N)                              11,300             206
Greater Bay Bancorp                                    13,800             354
Hanmi Financial Corp. (N)                               5,700             102
Hanover Insurance Group, Inc. (The)                     7,900             330
Harbor Florida Bancshares, Inc. (N)                     1,500              56
Harleysville Group, Inc.                                1,000              26
HCC Insurance Holdings, Inc.                            9,250             274
Health Care Property Investors, Inc. (o)                  900              23
HealthExtras, Inc. (AE)(N)                             16,100             404
Home Properties, Inc. (o)                                 200               8
Horace Mann Educators Corp.                             6,000             114
Hospitality Properties Trust (o)                        1,900              76
HRPT Properties Trust (o)                              55,900             579
IBERIABANK Corp.                                          900              46
Infinity Property & Casualty Corp.                      3,900             145
Innkeepers USA Trust (o)                                6,700             107

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Investment Technology Group, Inc. (AE)                 13,700             485
Investors Financial Services Corp. (N)                 13,900             512
IPC Holdings, Ltd. (N)                                  8,300             227
Jack Henry & Associates, Inc.                          19,400             370
Jameson Inns, Inc. (AE)                                92,200             198
Jefferies Group, Inc.                                   7,400             333
Jermyn Investments (AE)(A)                              9,200             156
John H Harland Co. (N)                                    600              23
Jones Lang LaSalle, Inc.                                3,000             151
KKR Financial Corp. (o)                                12,650             303
Knight Capital Group, Inc. Class A (AE)(N)             22,900             226
LandAmerica Financial Group, Inc. (N)                  14,790             923
Liberty Property Trust (o)(N)                           7,000             300
Macatawa Bank Corp. (N)                                 4,370             159
Macerich Co. (The) (o)                                  4,900             329
Mack-Cali Realty Corp. (o)                              8,400             363
MAF Bancorp, Inc.                                       5,400             223
Markel Corp. (AE)                                       1,500             476
MeriStar Hospitality Corp. (AE)(o)                     16,600             156
Mid-America Apartment Communities, Inc. (o)             1,900              92
MoneyGram International, Inc.                           5,200             136
Nasdaq Stock Market, Inc. (The) (AE)                    3,000             105
Nasdaq-100 Index Tracking Stock                        16,100             651
National Penn Bancshares, Inc. (N)                        983              19
Nationwide Financial Services, Inc. Class A             5,900             260
Navigators Group, Inc. (AE)                             5,200             227
Nelnet, Inc. Class A (AE)(N)                            5,900             240
New Century Financial Corp. (o)(N)                      1,500              54
New Plan Excel Realty Trust (o)                         5,000             116
Newcastle Investment Corp. (o)(N)                      10,300             256
NorthStar Realty Finance Corp. (o)                     12,200             124
Oak Hill Financial, Inc.                                4,200             139
OceanFirst Financial Corp. (N)                          1,503              34
Old Republic International Corp.                       10,300             270
Omega Healthcare Investors, Inc. (o)                    5,800              73
optionsXpress Holdings, Inc. (N)                       16,600             407
Parkvale Financial Corp. (N)                            3,757             106
Partners Trust Financial Group, Inc. (N)                2,500              30
PFF Bancorp, Inc.                                       1,500              46
Pico Holdings, Inc. (AE)(N)                             1,700              55
Piper Jaffray Cos., Inc. (AE)                           2,700             109
PMA Capital Corp. Class A (AE)(N)                       2,200              20

 24  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Portfolio Recovery Associates, Inc. (AE)(N)             3,750             174
Protective Life Corp.                                   7,300             319
Provident Financial Services, Inc.                     16,550             306
PS Business Parks, Inc. (o)                             1,600              79
Quanta Capital Holdings, Ltd. (AE)                     15,400              78
R&G Financial Corp. Class B (N)                         8,400             111
Raymond James Financial, Inc.                           9,600             362
Realty Income Corp. (o)                                 3,000              65
RLI Corp.                                               2,100             105
Ryder System, Inc.                                     14,600             599
Safety Insurance Group, Inc.                            3,600             145
Selective Insurance Group, Inc. (N)                       600              32
Senior Housing Properties Trust (o)                    19,360             327
Spirit Finance Corp. (AE)(o)                           10,200             116
Stancorp Financial Group, Inc.                          8,800             440
State Auto Financial Corp.                              1,200              44
Sterling Bancorp                                        1,260              25
Sterling Bancshares, Inc.                               3,800              59
Sterling Financial Corp. (N)                            1,000              20
Stewart Information Services Corp. (N)                 14,960             728
streetTRACKS Morgan Stanley Technology ETF Fund
   (N)                                                 12,200             633
Sunstone Hotel Investors, Inc. (o)                      6,200             165
SVB Financial Group (AE)                                6,460             303
TCF Financial Corp. (N)                                 4,800             130
Tower Group, Inc.                                      11,400             251
TradeStation Group, Inc. (AE)(N)                       17,400             215
Trizec Properties, Inc. (o)                            25,100             575
Trustreet Properties, Inc. (o)(N)                       7,800             114
UCBH Holdings, Inc. (N)                                 8,800             157
UMB Financial Corp.                                       700              45
Umpqua Holdings Corp. (N)                               4,200             120
United Fire & Casualty Co. (N)                          5,600             226
United PanAm Financial Corp. (AE)(N)                    9,300             241
United Rentals, Inc. (AE)(N)                           16,100             377
Universal Health Realty Income Trust (o)                  900              28
Ventas, Inc. (o)                                        7,175             230
W Holding Co., Inc. (N)                                16,600             137
Washington Real Estate Investment Trust (o)             5,500             167
Westcorp                                                  800              53
Whitney Holding Corp.                                   3,700             102
World Acceptance Corp. (AE)                             3,700             105
WR Berkley Corp.                                       11,175             532
Wright Express Corp. (AE)                              13,300             293
WSFS Financial Corp. (N)                                4,760             291
                                                                 ------------
                                                                       41,500
                                                                 ------------

Health Care - 11.0%
Accelrys, Inc. (AE)                                    17,800             143
Albany Molecular Research, Inc. (AE)                   20,800             253

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Alkermes, Inc. (AE)                                     2,700              52
Allion Healthcare, Inc. (AE)(N)                         5,800              68
Alpharma, Inc. Class A (N)                              9,400             268
Applera Corp. - Celera Genomics Group (AE)             64,000             701
Arqule, Inc. (AE)(N)                                    2,300              14
Arthrocare Corp. (AE)(N)                                8,280             349
Barr Pharmaceuticals, Inc. (AE)                         3,400             212
Bio-Rad Laboratories, Inc. Class A (AE)(N)              5,200             340
BioMarin Pharmaceuticals, Inc. (AE)                     6,500              70
Candela Corp. (AE)(N)                                  14,600             211
Cephalon, Inc. (AE)(N)                                  5,900             382
Community Health Systems, Inc. (AE)                    10,600             406
CV Therapeutics, Inc. (AE)(N)                           5,000             124
Cytyc Corp. (AE)                                       34,000             960
Dade Behring Holdings, Inc.                             6,900             282
DaVita, Inc. (AE)                                      25,100           1,271
Digene Corp. (AE)(N)                                    8,600             251
Durect Corp. (AE)(N)                                   12,100              61
Edwards Lifesciences Corp. (AE)                        11,900             495
Endo Pharmaceuticals Holdings, Inc. (AE)                2,900              88
First Horizon Pharmaceutical Corp. (AE)(N)              2,500              43
Flamel Technologies SA - ADR (AE)(N)                    4,000              75
Foxhollow Technologies, Inc. (AE)(N)                    8,400             250
Gene Logic, Inc. (AE)(N)                                4,200              14
Genesis HealthCare Corp. (AE)(N)                        7,500             274
Greatbatch, Inc. (AE)                                   8,700             226
Haemonetics Corp. (AE)                                  9,100             445
Health Net, Inc. (AE)                                   8,100             418
HealthTronics, Inc. (AE)(N)                            21,700             166
Hi-Tech Pharmacal Co., Inc. (AE)(N)                     2,100              93
Hologic, Inc. (AE)                                     17,600             667
ICU Medical, Inc. (AE)                                  2,600             102
Illumina, Inc. (AE)(N)                                  8,800             124
Immucor, Inc. (AE)                                     22,420             524
Inspire Pharmaceuticals, Inc. (AE)(N)                   2,900              15
Invitrogen Corp. (AE)                                  10,250             683
IRIS International, Inc. (AE)                           7,200             157
Isis Pharmaceuticals, Inc. (AE)(N)                      1,000               5
Kos Pharmaceuticals, Inc. (AE)(N)                      14,819             767
Kyphon, Inc. (AE)(N)                                    5,200             212
LifePoint Hospitals, Inc. (AE)                          6,000             225
Lincare Holdings, Inc. (AE)                            13,200             553
Magellan Health Services, Inc. (AE)                    24,500             770

                                                      Aggressive Equity Fund  25

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Matria Healthcare, Inc. (AE)(N)                         7,300             283
Maxygen, Inc. (AE)                                      1,500              11
Medarex, Inc. (AE)(N)                                  19,300             267
Medcath Corp. (AE)(N)                                   7,560             140
Medimmune, Inc. (AE)                                    8,700             305
Mentor Corp.                                           12,000             553
Myogen, Inc. (AE)(N)                                    6,800             205
Myriad Genetics, Inc. (AE)(N)                           8,500             177
Nektar Therapeutics (AE)(N)                            11,500             189
Neurocrine Biosciences, Inc. (AE)(N)                    3,800             238
NPS Pharmaceuticals, Inc. (AE)(N)                      10,100             120
Nuvelo, Inc. (AE)                                       4,100              33
Palomar Medical Technologies, Inc. (AE)(N)              7,100             249
Panacos Pharmaceuticals, Inc. (AE)                     12,700              88
Parexel International Corp. (AE)                        5,400             109
Pediatrix Medical Group, Inc. (AE)                      7,900             700
Per-Se Technologies, Inc. (AE)(N)                      15,800             369
Pharmacopeia Drug Discovery, Inc. (AE)                  9,350              33
Phase Forward, Inc. (AE)                               13,600             133
PolyMedica Corp. (N)                                    9,474             317
Radiation Therapy Services, Inc. (AE)                   3,500             124
Res-Care, Inc. (AE)                                     2,000              35
Resmed, Inc. (AE)(N)                                   10,568             405
Respironics, Inc. (AE)                                 12,000             445
SonoSite, Inc. (AE)(N)                                  7,900             277
Stericycle, Inc. (AE)                                   9,350             551
Sybron Dental Specialties, Inc. (AE)                    3,866             154
Syneron Medical, Ltd. (AE)(N)                           8,800             279
Triad Hospitals, Inc. (AE)                              2,000              78
United Surgical Partners International, Inc.
   (AE)                                                 1,400              45
United Therapeutics Corp. (AE)                            400              28
US Physical Therapy, Inc. (AE)                          1,700              31
Valeant Pharmaceuticals International                  13,900             251
Varian Medical Systems, Inc. (AE)                       2,000             101
VCA Antech, Inc. (AE)                                  13,400             378
ViaCell, Inc. (AE)(N)                                   3,200              18
Viasys Healthcare, Inc. (AE)                            9,300             239
Vion Pharmaceuticals, Inc. (AE)                         6,600              11
Watson Pharmaceuticals, Inc. (AE)                      18,400             598
Zoll Medical Corp. (AE)                                 1,100              28
Zymogenetics, Inc. (AE)                                 4,400              75
                                                                 ------------
                                                                       22,479
                                                                 ------------

Integrated Oils - 0.2%
Giant Industries, Inc. (AE)(N)                          7,100             369
KCS Energy, Inc. (AE)                                   2,100              51
                                                                 ------------
                                                                          420
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Materials and Processing - 6.6%
Airgas, Inc.                                            4,700             155
Albany International Corp. Class A                      8,500             307
Apogee Enterprises, Inc.                                2,700              44
Arena Pharmaceuticals, Inc. (AE)(N)                    10,000             142
Ashland, Inc.                                           1,800             104
Ball Corp.                                              7,600             302
Bluegreen Corp. (AE)(N)                                 5,700              90
Brady Corp. Class A                                     2,500              91
Building Material Holding Corp. (N)                     4,800             327
Cambrex Corp.                                           7,400             139
Celanese Corp.                                         12,000             229
Century Aluminum Co. (AE)(N)                           10,700             281
Chemtura Corp.                                          5,700              72
CIRCOR International, Inc.                              1,000              26
Clean Harbors, Inc. (AE)                                3,200              92
Cleveland-Cliffs, Inc. (N)                              2,600             230
Comfort Systems USA, Inc. (N)                           2,600              24
Consolidated-Tomoka Land Co. (N)                        3,100             220
Constar International, Inc. (AE)(N)                     9,800              34
Crown Holdings, Inc. (AE)                               5,700             111
Cytec Industries, Inc.                                  7,500             357
Dycom Industries, Inc. (AE)(N)                         11,400             251
ElkCorp (N)                                             6,900             232
EMCOR Group, Inc. (AE)                                  4,800             324
Energizer Holdings, Inc. (AE)                           7,090             353
Engelhard Corp.                                        12,300             371
Exelixis, Inc. (AE)                                     4,100              39
Exide Technologies (AE)(N)                             14,300              53
Florida Rock Industries, Inc.                           1,700              83
FMC Corp. (AE)                                          1,500              80
Gold Kist, Inc. (AE)                                   12,400             185
Granite Construction, Inc.                              7,100             255
Harsco Corp.                                           11,300             763
HB Fuller Co.                                           3,200             103
Hercules, Inc. (AE)                                    14,400             163
Hughes Supply, Inc.                                    14,900             534
Insituform Technologies, Inc. Class A (AE)              7,400             143
Jacobs Engineering Group, Inc. (AE)                     4,700             319
Jacuzzi Brands, Inc. (AE)                              20,400             171
Lafarge North America, Inc.                            10,690             588
Lennox International, Inc.                              5,000             141
Martin Marietta Materials, Inc.                         8,200             629
Minerals Technologies, Inc.                             3,400             190
Mobile Mini, Inc. (AE)                                  3,200             152
Mosaic Co. (The) (AE)(N)                                7,600             111
NewMarket Corp. (AE)                                   14,580             357
Octel Corp.                                               800              13
OM Group, Inc. (AE)(N)                                  9,600             180
Pactiv Corp. (AE)                                       8,700             191

 26  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
PolyOne Corp. (AE)                                     10,400              67
Pope & Talbot, Inc.                                     1,300              11
Quanex Corp. (N)                                        5,650             282
Quanta Services, Inc. (AE)(N)                          12,700             167
Regeneron Pharmaceuticals, Inc. (AE)(N)                 3,800              61
Reliance Steel & Aluminum Co.                           3,700             226
Rogers Corp. (AE)                                       5,700             223
RTI International Metals, Inc. (AE)                     6,500             247
Schnitzer Steel Industries, Inc. Class A                8,300             254
Silgan Holdings, Inc. (N)                               8,400             303
Sonoco Products Co.                                    10,700             315
Standard Register Co. (The)                             5,200              82
Symyx Technologies, Inc. (AE)                           4,300             117
Tejon Ranch Co. (AE)(N)                                 3,400             136
Terra Industries, Inc. (AE)(N)                         38,000             213
Texas Industries, Inc.                                  1,100              55
Trammell Crow Co. (AE)                                  2,000              51
UAP Holding Corp.                                       4,400              90
Unifi, Inc. (AE)                                        5,800              18
US Concrete, Inc. (AE)                                  1,800              17
USG Corp. (AE)(N)                                       2,100             137
                                                                 ------------
                                                                       13,423
                                                                 ------------

Miscellaneous - 0.5%
Brunswick Corp.                                         6,700             272
Hillenbrand Industries, Inc.                            2,300             114
Kaman Corp. Class A                                     4,800              94
Trinity Industries, Inc. (N)                            9,800             432
Walter Industries, Inc. (N)                               600              30
                                                                 ------------
                                                                          942
                                                                 ------------

Other Energy - 5.7%
Arch Coal, Inc. (N)                                     1,500             119
Berry Petroleum Co. Class A (N)                         6,900             395
Cal Dive International, Inc. (AE)(N)                   30,000           1,077
Callon Petroleum Co. (AE)(N)                            4,600              81
Consol Energy, Inc.                                     4,000             261
Cooper Cameron Corp. (AE)                               7,400             306
Core Laboratories NV (AE)(N)                            1,400              52
Denbury Resources, Inc. (AE)                           17,000             387
Dril-Quip, Inc. (AE)                                    1,300              61
Edge Petroleum Corp. (AE)(N)                            8,300             207
ENSCO International, Inc.                               6,900             306
Forest Oil Corp. (AE)                                   3,700             169
Foundation Coal Holdings, Inc.                          8,900             338
Global Industries, Ltd. (AE)                           13,500             153
Grant Prideco, Inc. (AE)                               13,500             596
Helmerich & Payne, Inc.                                 1,600              99
Holly Corp.                                             4,900             288
Input/Output, Inc. (AE)(N)                             12,100              85
National-Oilwell Varco, Inc. (AE)                       5,500             345

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Newfield Exploration Co. (AE)                           5,700             285
NRG Energy, Inc. (AE)                                   7,000             330
Oil States International, Inc. (AE)                     4,900             155
Ormat Technologies, Inc.                                3,100              81
Patterson-UTI Energy, Inc.                              6,800             224
Peabody Energy Corp.                                    2,300             190
Pogo Producing Co.                                      1,600              80
Pride International, Inc. (AE)                          6,100             188
Quicksilver Resources, Inc. (AE)(N)                     6,200             260
Range Resources Corp.                                  15,600             411
Smith International, Inc.                               7,000             260
Superior Energy Services, Inc. (AE)                     7,000             147
Swift Energy Co. (AE)                                  14,300             645
Tetra Technologies, Inc. (AE)                           3,600             110
Todco Class A                                          19,100             727
TransMontaigne, Inc. (AE)                              11,800              78
Unit Corp. (AE)                                         9,600             528
Universal Compression Holdings, Inc. (AE)(N)           11,700             481
Veritas DGC, Inc. (AE)(N)                              17,700             628
W-H Energy Services, Inc. (AE)                         12,200             404
Whiting Petroleum Corp. (AE)                            4,316             173
                                                                 ------------
                                                                       11,710
                                                                 ------------

Producer Durables - 6.7%
Actuant Corp. Class A                                     300              17
American Tower Corp. Class A (AE)                      38,385           1,040
Ametek, Inc.                                           11,900             506
AO Smith Corp.                                          1,800              63
Applied Industrial Technologies, Inc. (N)               1,100              37
Arris Group, Inc. (AE)                                 10,400              98
Artesyn Technologies, Inc. (AE)(N)                     16,200             167
ASML Holding NV (AE)(N)                                14,600             293
Astec Industries, Inc. (AE)                             5,060             165
Asyst Technologies, Inc. (AE)                           8,100              46
ATMI, Inc. (AE)                                         8,600             241
Axcelis Technologies, Inc. (AE)(N)                     10,900              52
Carrier Access Corp. (AE)                               3,400              17
Cascade Corp.                                             900              42
CNH Global NV (N)                                       7,240             134
Cognex Corp.                                            9,200             277
Cymer, Inc. (AE)                                       18,800             668
Dionex Corp. (AE)(N)                                    3,900             191
Dover Corp.                                             4,500             182
Duratek, Inc. (AE)                                      2,073              31
Encore Wire Corp. (AE)(N)                               5,100             116
EnPro Industries, Inc. (AE)                             1,400              38

                                                      Aggressive Equity Fund  27

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Entegris, Inc. (AE)                                    18,431             174
ESCO Technologies, Inc. (AE)                            5,800             258
Esterline Technologies Corp. (AE)                         950              35
Flanders Corp. (AE)(N)                                 16,200             197
Flowserve Corp. (AE)                                    4,600             182
Gardner Denver, Inc. (AE)                               6,000             296
Gehl Co. (AE)(N)                                        2,400              63
Genlyte Group, Inc. (AE)                                2,800             150
Graco, Inc.                                             6,000             219
Headwaters, Inc. (AE)(N)                                9,700             344
IDEX Corp.                                              8,000             329
Intevac, Inc. (AE)(N)                                  25,700             339
Itron, Inc. (AE)                                       12,950             519
JLG Industries, Inc.                                   14,200             648
Joy Global, Inc.                                        6,000             240
Kennametal, Inc.                                        4,500             230
Lam Research Corp. (AE)                                 1,600              57
LTX Corp. (AE)                                          7,500              34
Manitowoc Co.                                           2,300             115
Mattson Technology, Inc. (AE)                          16,900             170
Mettler Toledo International, Inc. (AE)                 2,300             127
Middleby Corp. (AE)(N)                                  5,800             502
Milacron, Inc. (AE)                                    28,145              35
MTS Systems Corp.                                       6,630             230
NACCO Industries, Inc. Class A                          4,770             559
Orbital Sciences Corp. (AE)(N)                          8,300             107
Orleans Homebuilders, Inc. (N)                          1,200              22
Pall Corp.                                             12,400             333
Power-One, Inc. (AE)(N)                                25,500             153
Rofin-Sinar Technologies, Inc. (AE)                     3,600             156
Roper Industries, Inc.                                 12,900             510
SBA Communications Corp. Class A (AE)                  12,500             224
Steelcase, Inc. Class A (N)                             5,600              89
Technical Olympic USA, Inc. (AE)(N)                    10,350             218
Tecumseh Products Co. Class A (N)                       8,900             204
Teledyne Technologies, Inc. (AE)                        4,000             116
Tennant Co. (N)                                         1,300              68
Teradyne, Inc. (AE)                                    19,100             278
Thermo Electron Corp. (AE)                              2,700              81
Ultratech, Inc. (AE)                                    1,900              31
Varian Semiconductor Equipment Associates, Inc.
   (AE)(N)                                              8,200             360
WCI Communities, Inc. (AE)(N)                           6,800             183
William Lyon Homes, Inc. (AE)(N)                          600              61
Woodward Governor Co.                                     490              42
                                                                 ------------
                                                                       13,709
                                                                 ------------

Technology - 17.0%
3Com Corp. (AE)                                       122,900             442
Advanced Digital Information Corp. (AE)                10,500             103
Aeroflex, Inc. (AE)                                    24,000             258

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Agile Software Corp. (AE)(N)                           50,800             304
Agilysys, Inc.                                          2,080              38
Akamai Technologies, Inc. (AE)(N)                      28,900             576
Alliance Semiconductor Corp. (AE)                      14,000              36
American Reprographics Co. (AE)(N)                     10,500             267
Amkor Technology, Inc. (AE)(N)                          8,700              49
Ansoft Corp. (AE)                                       4,750             162
Anteon International Corp. (AE)                         9,900             538
Applera Corp. - Applied Biosystems Group               15,980             424
Ariba, Inc. (AE)(N)                                     7,100              52
ASE Test, Ltd. (AE)                                    21,900             172
AsiaInfo Holdings, Inc. (AE)(N)                         6,500              26
Atmel Corp. (AE)                                       57,800             179
Avanex Corp. (AE)                                      19,300              26
Avid Technology, Inc. (AE)                             12,700             695
Avnet, Inc. (AE)                                        9,300             223
BEA Systems, Inc. (AE)                                 16,500             155
BearingPoint, Inc. (AE)(N)                             23,600             186
Benchmark Electronics, Inc. (AE)                        4,400             148
Brocade Communications Systems, Inc. (AE)              78,700             320
Cadence Design Systems, Inc. (AE)                      53,700             909
Checkpoint Systems, Inc. (AE)                           7,600             187
ChipMOS Technologies Bermuda, Ltd. (AE)(N)             21,700             126
Ciena Corp. (AE)                                       93,400             277
Citrix Systems, Inc. (AE)                               5,400             155
Coherent, Inc. (AE)                                     2,000              59
Comtech Telecommunications Corp. (AE)(N)               11,550             353
Comverse Technology, Inc. (AE)                         10,200             271
Conexant Systems, Inc. (AE)(N)                         41,900              95
Cubic Corp. (N)                                         2,000              40
Daktronics, Inc.                                        5,500             163
Digitas, Inc. (AE)(N)                                  18,400             230
Ditech Communications Corp. (AE)(N)                     4,300              36
DRS Technologies, Inc.                                  1,100              57
Electronics for Imaging, Inc. (AE)(N)                  24,926             663
EMS Technologies, Inc. (AE)                             1,300              23
Equinix, Inc. (AE)(N)                                   6,800             277
ESS Technology, Inc. (AE)                               5,500              19
F5 Networks, Inc. (AE)                                 17,000             972
Fairchild Semiconductor International, Inc. (AE)       30,400             514
Filenet Corp. (AE)(N)                                   3,200              83

 28  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Finisar Corp. (AE)(N)                                  41,700              87
Formfactor, Inc. (AE)                                   5,200             127
Foundry Networks, Inc. (AE)                            16,900             233
Glenayre Technologies, Inc. (AE)(N)                    11,400              37
Harris Corp.                                            9,300             400
Hutchinson Technology, Inc. (AE)(N)                     7,000             199
Ikanos Communications, Inc. (AE)(N)                     9,100             134
Imation Corp.                                           5,100             235
InFocus Corp. (AE)                                     17,300              69
Informatica Corp. (AE)                                 64,200             770
Ingram Micro, Inc. Class A (AE)                        19,300             385
Intergraph Corp. (AE)(N)                               12,610             628
Intermagnetics General Corp. (AE)                      11,300             361
Intersil Corp. Class A                                 14,500             361
Interwoven, Inc. (AE)                                   5,900              50
IXYS Corp. (AE)                                        12,300             144
j2 Global Communications, Inc. (AE)(N)                 15,800             675
JDA Software Group, Inc. (AE)(N)                        4,900              83
Keane, Inc. (AE)(N)                                     2,600              29
Keynote Systems, Inc. (AE)                             10,800             139
Komag, Inc. (AE)(N)                                     5,900             205
Kopin Corp. (AE)(N)                                    11,100              59
Lawson Software, Inc. (AE)(N)                          50,300             370
Lions Gate Entertainment Corp. (AE)(N)                 19,500             150
LSI Logic Corp. (AE)(N)                                71,700             574
M-Systems Flash Disk Pioneers Ltd. (AE)(N)             13,200             437
Matrixone, Inc. (AE)                                   74,400             371
Maxtor Corp. (AE)(N)                                   48,100             334
Merix Corp. (AE)                                          900               7
Methode Electronics, Inc.                              17,900             179
Microchip Technology, Inc.                              4,100             132
Micros Systems, Inc. (AE)                               5,900             285
Microsemi Corp. (AE)                                   27,700             766
MicroStrategy, Inc. Class A (AE)(N)                     1,500             124
MIPS Technologies, Inc. (AE)(N)                        11,480              65
Multi-Fineline Electronix, Inc. (AE)(N)                 4,000             193
NAVTEQ Corp. (AE)                                       3,900             171
Ness Technologies, Inc. (AE)(N)                         4,600              50
NETGEAR, Inc. (AE)(N)                                  14,200             273
Netlogic Microsystems, Inc. (AE)(N)                    20,800             567
Network Engines, Inc. (AE)                              3,500               5
Novatel Wireless, Inc. (AE)(N)                         18,600             225
Novell, Inc. (AE)                                      59,400             525
Nuance Communications, Inc. (AE)(N)                    41,500             317
Nvidia Corp. (AE)                                       9,100             333
ON Semiconductor Corp. (AE)                            18,600             103
Openwave Systems, Inc. (AE)(N)                         19,300             337
PAR Technology Corp. (AE)(N)                            3,000              83
PMC - Sierra, Inc. (AE)                                29,800             230
PowerDsine, Ltd. (AE)                                   2,800              19
Quantum Corp. (AE)                                     61,100             186

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Rackable Systems, Inc. (AE)(N)                         22,800             649
RADVision, Ltd. (AE)                                   24,500             406
RADWARE, Ltd. (AE)                                      3,300              60
Redback Networks, Inc. (AE)(N)                         32,513             457
RF Micro Devices, Inc. (AE)(N)                          5,700              31
RSA Security, Inc. (AE)                                16,200             182
Salesforce.com, Inc. (AE)(N)                            6,800             218
Sapient Corp. (AE)(N)                                  11,300              64
Satyam Computer Services, Ltd. - ADR                    9,600             351
Seachange International, Inc. (AE)(N)                  11,300              89
Semtech Corp. (AE)                                     23,400             427
Serena Software, Inc. (AE)(N)                          12,600             295
Sigma Designs, Inc. (AE)(N)                            14,500             223
Silicon Storage Technology, Inc. (AE)(N)               25,000             126
SiRF Technology Holdings, Inc. (AE)(N)                 15,800             471
Solectron Corp. (AE)                                   70,400             258
SonicWALL, Inc. (AE)(N)                                11,700              93
SPSS, Inc. (AE)                                         4,000             124
Sybase, Inc. (AE)                                       4,100              90
SYKES Enterprises, Inc. (AE)                            7,700             103
Synopsys, Inc. (AE)                                    22,800             457
Tekelec (AE)(N)                                         6,200              86
Tellabs, Inc. (AE)                                      3,700              40
TIBCO Software, Inc. (AE)                              41,500             310
Trident Microsystems, Inc. (AE)(N)                     37,800             680
Triquint Semiconductor, Inc. (AE)(N)                    1,300               6
Trizetto Group, Inc. (The) (AE)(N)                     14,400             245
Ulticom, Inc. (AE)                                      4,000              39
Ultimate Software Group, Inc. (AE)(N)                  17,600             336
Unisys Corp. (AE)                                      63,000             367
Utstarcom, Inc. (AE)(N)                                25,200             203
Vasco Data Security International (AE)(N)              13,600             134
VeriFone Holdings, Inc. (AE)                           31,400             794
Verint Systems, Inc. (AE)(N)                            5,200             179
Viasat, Inc. (AE)                                      14,600             390
Vocus, Inc. (AE)(N)                                    13,700             143
WatchGuard Technologies, Inc. (AE)                      8,100              30
Wavecom SA - ADR (AE)                                   4,800              57
webMethods, Inc. (AE)                                  10,000              77
Websense, Inc. (AE)                                     4,300             282
Western Digital Corp. (AE)                             44,200             823
Wind River Systems, Inc. (AE)                          19,200             284

                                                      Aggressive Equity Fund  29

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Witness Systems, Inc. (AE)                             11,600             228
Zoran Corp. (AE)                                        7,800             126
                                                                 ------------
                                                                       34,742
                                                                 ------------
Utilities - 3.9%
AGL Resources, Inc.                                     8,200             285
Alamosa Holdings, Inc. (AE)                            32,300             601
Allete, Inc.                                            6,700             295
Alliant Energy Corp.                                   11,000             308
Aquila, Inc. (AE)                                       6,400              23
Black Hills Corp.                                       7,400             256
Cbeyond Communications, Inc. (AE)(N)                    3,500              36
Centerpoint Energy, Inc. (N)                            9,800             126
CenturyTel, Inc.                                        2,250              75
Cleco Corp. (N)                                        14,300             298
CMS Energy Corp. (AE)                                  28,500             414
Commonwealth Telephone Enterprises, Inc.               14,670             495
El Paso Electric Co. (AE)                               7,800             164
Energen Corp.                                          18,200             661
Laclede Group, Inc. (The) (N)                           1,000              29
MDU Resources Group, Inc.                               8,200             269
NeuStar, Inc. Class A (AE)                              6,900             210
Northeast Utilities                                    11,800             232
NorthWestern Corp.                                      9,100             283
NSTAR                                                   2,800              80
OGE Energy Corp.                                        8,700             233
Pepco Holdings, Inc.                                   14,300             320
Pinnacle West Capital Corp.                             6,000             248
Premiere Global Services, Inc. (AE)                    13,200             107
Sierra Pacific Resources (AE)(N)                       42,700             557
Southern Union Co. (AE)                                 3,500              83
Sunpower Corp. Class A (AE)(N)                          1,700              58
Talk America Holdings, Inc. (AE)(N)                    13,300             115
UbiquiTel, Inc. (AE)                                   33,800             334
UGI Corp.                                              26,200             540
US Cellular Corp. (AE)                                  4,820             238
Wisconsin Energy Corp.                                  2,600             102
                                                                 ------------
                                                                        8,075
                                                                 ------------

TOTAL COMMON STOCKS
(cost $166,938)                                                       196,246
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

WARRANTS & RIGHTS - 0.0%
Financial Services - 0.0%
Washington Mutual, Inc. 2050 Warrants (AE)                 35               5
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $8)                                                                   5
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.4%
Frank Russell Investment Company Money Market
   Fund                                             8,480,000           8,480
United States Treasury Bills (z)(sec.)
   4.030% due 03/16/06                                    600             595
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $9,070)                                                           9,075
                                                                 ------------

OTHER SECURITIES - 25.4%
State Street Securities Lending Quality Trust
   (X)                                             51,960,839          51,961
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $51,961)                                                         51,961
                                                                 ------------

TOTAL INVESTMENTS - 125.9%
(identified cost $227,977)                                            257,287

OTHER ASSETS AND LIABILITIES,
NET - (25.9%)                                                         (52,995)
                                                                 ------------

NET ASSETS - 100.0%                                                   204,292
                                                                 ============

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

 30  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 2000 Mini Index (CME) expiration date
   03/06 (130)                                              8,818               (161)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (161)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.8
Consumer Discretionary                                       18.9
Consumer Staples                                              1.5
Financial Services                                           20.3
Health Care                                                  11.0
Integrated Oils                                               0.2
Materials and Processing                                      6.6
Miscellaneous                                                 0.5
Other Energy                                                  5.7
Producer Durables                                             6.7
Technology                                                   17.0
Utilities                                                     3.9
Warrants & Rights                                              --*
Short-Term Investments                                        4.4
Other Securities                                             25.4
                                                  ---------------
Total Investments                                           125.9
Other Assets and Liabilities, Net                           (25.9)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                      Aggressive Equity Fund  31

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(Performance Line Graph)

                                                                       NON-U.S. FUND                    MSCI EAFE INDEX**
                                                                       -------------                    -----------------
Inception*                                                                10000.00                           10000.00
1997                                                                      10030.00                           10206.00
1998                                                                      11330.00                           12281.00
1999                                                                      15109.00                           15633.00
2000                                                                      12928.00                           13451.00
2001                                                                      10080.00                           10599.00
2002                                                                       8553.00                            8939.00
2003                                                                      11871.00                           12441.00
2004                                                                      14043.00                           15016.00
2005                                                                      15966.00                           17120.00

Non-U.S. Fund
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 13.69%
5 Years                                 4.31%sec.
Inception*                              5.34%sec.

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 14.02%
5 Years                                 4.94%sec.
Inception*                              6.16%sec.

 32  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Non-U.S. Fund gained 13.69%. This compared to its benchmark the MSCI EAFE Index, which gained 14.02%. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2005, the Lipper(R) International Funds Average returned 14.66%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The market favored extremes for most of the year. Strategies that focused on deep value stocks with high dividend yields outperformed through much of the first half of 2005, while momentum-oriented aggressive growth strategies fared best in the second half. Though the Fund employs a multi-style strategy, it did not emphasize either strategy enough to benefit fully from market trends. For many peers, exposure to emerging markets stocks provided an effective counterbalance, as these stocks generally outperformed stocks represented by the Fund's index. The Non-U.S. Fund's effective exposure to emerging markets stocks was below 4% during the year. While this added value, it was not enough to offset the market's shifting favor between the extremes of value and growth.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

From a Fund money manager perspective, market-oriented managers Fidelity Management & Research Company and AQR Capital Management, LLC provided solid benchmark-relative gains for the year, while the results for The Boston Company Asset Management, LLC (value) and Oechsle International Advisors, LLC (growth) fell short of the benchmark. Wellington Management Company, LLP (growth), which replaced Oechsle at the end of April, slightly underperformed the benchmark.

From a sector perspective, the Fund's managers added significant value in financials and telecommunications, chiefly by underweighting these sectors due to beliefs of fundamental weakness; however, stock selection in both sectors also added value during the year. The primary sector detractor to performance was an underweight position in materials, the best performing sector in the non-US markets for 2005.

Country allocation also added value during the period. In particular, the underweight to the U.K. proved to be beneficial, given the weakness of the U.K. market relative to the other MSCI EAFE regions. Exposure to emerging markets stocks contributed positively to performance. The Fund's underweight to Australia and overweight to Taiwanese technology companies detracted from performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Given that the market was led by extremes during the course of the year, style diversification was critical to achieve good returns. However, the Fund's more moderate value and growth strategies did not result in exposure to the strongest performing companies. Early in the year, these were generally deeper value, high dividend yield stocks, while momentum-driven stocks lagged. Oechsle, one of the Fund's momentum-driven growth money managers, struggled at the beginning of the year due to the very reactive rotational market. As a result, Oechsle detracted from the Fund's performance. Momentum-driven stocks returned to favor late in 2005. While AQR, Fidelity and Wellington benefited from this trend, none emphasized momentum enough to fully capitalize on this opportunity.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Oechsle was terminated in April 2005. Wellington Management Company was hired to replace Oechsle.

Money Managers as of                                                 Styles
December 31, 2005


AQR Capital Management, LLC                 Market-Oriented
Fidelity Management & Research Company      Market-Oriented
The Boston Company Asset Management, LLC    Value
Wellington Management Company, LLP          Growth

                              --------------------

* The Fund commenced operations on January 2, 1997. Index comparison began December 31, 1996.

**    Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.
Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                                               Non-U.S. Fund  33

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2005                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2005             $     1,150.50      $     1,019.41
Expenses Paid During
Period*                       $         6.23      $         5.85

* Expenses are equal to the Fund's annualized expense ratio of 1.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 34  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.3%
Australia - 3.2%
ABC Learning Centres, Ltd.                             19,510             103
Amcor, Ltd.                                           105,830             580
AMP Ltd. (N)                                           55,400             312
Australia & New Zealand Banking Group, Ltd.            32,139             564
Australian Gas Light Co., Ltd.                          6,900              87
Australian Stock Exchange, Ltd.                         4,500             107
AXA Asia Pacific Holdings, Ltd.                        14,400              54
BHP Billiton, Ltd.                                     64,464           1,075
BlueScope Steel, Ltd. (N)                              10,300              53
Boral, Ltd. (N)                                         5,600              33
Bradken, Ltd.                                          12,000              39
Brambles Industries, Ltd. (N)                           6,400              47
Caltex Australia, Ltd.                                  6,100              87
Centro Properties Group (N)                             4,900              23
CFS Gandel Retail Trust (N)                            23,400              34
Challenger Financial Services Group, Ltd.              10,800              32
Commonwealth Bank of Australia (N)                      8,400             263
Commonwealth Property Office Fund                      18,200              17
Computershare, Ltd.                                    53,700             267
ConnectEast Group                                      68,094              57
CSR, Ltd. (N)                                          26,700              68
David Jones, Ltd. (N)                                  16,800              29
DB RREEF Trust (o)(N)                                  12,747              13
DCA Group, Ltd. (N)                                    19,400              57
Downer EDI, Ltd.                                       28,022             147
Foster's Group, Ltd.                                   34,943             143
GPT Group                                              30,500              92
Gunns, Ltd. (N)                                        35,200              84
Iluka Resources, Ltd.                                   8,000              46
ING Industrial Fund                                    10,200              17
Insurance Australia Group, Ltd.                        15,600              62
Lion Nathan, Ltd.                                       6,300              35
Macquarie Airports (N)                                 18,100              42
Macquarie Bank, Ltd. (N)                                8,200             410
Macquarie Goodman Group (N)                               876               3
Macquarie Infrastructure Group (N)                     18,100              47
Mayne Pharma, Ltd. (AE)                                 5,200              10
National Australia Bank, Ltd.                          49,004           1,164
Oil Search, Ltd. (N)                                   51,600             140
OneSteel, Ltd.                                         22,700              56
Origin Energy, Ltd.                                     9,700              53
PaperlinX, Ltd. (N)                                    20,300              57
Publishing & Broadcasting, Ltd.                         8,120              98
Qantas Airways, Ltd.                                   13,000              39
QBE Insurance Group, Ltd. (N)                          35,473             510
Ramsay Health Care, Ltd.                                8,400              59
Rinker Group, Ltd.                                     27,036             326
Rio Tinto, Ltd. (N)                                     2,600             132
Santos, Ltd.                                            6,000              54

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Seek, Ltd.                                             12,400              27
Sons of Gwalia, Ltd. (AE)(N)(B)                         8,400              --
Stockland (N)                                           8,900              42
Suncorp-Metway, Ltd.                                    9,200             135
Symbion Health, Ltd.                                    5,200              13
TABCORP Holdings, Ltd.                                  3,740              43
Telstra Corp., Ltd. (N)                                 7,800              22
Toll Holdings, Ltd.                                    29,458             322
Transurban Group (N)                                   36,400             176
United Group, Ltd. (N)                                 12,300             104
Wesfarmers, Ltd.                                        1,300              35
Westfield Group (N)                                    25,856             344
Westpac Banking Corp.                                  12,000             200
Woodside Petroleum, Ltd.                                2,500              72
Woolworths, Ltd.                                       27,150             335
                                                                 ------------
                                                                        9,697
                                                                 ------------

Austria - 0.1%
Erste Bank der oesterreichischen Sparkassen AG          7,700             429
                                                                 ------------

Belgium - 0.7%
Belgacom SA                                             5,900             192
Compagnie Maritime Belge SA (N)                           900              30
Delhaize Group (N)                                        800              52
Dexia                                                   3,300              76
Fortis                                                 21,130             673
Fortis (N)                                              4,700             150
Groupe Bruxelles Lambert SA (AE)                          800              78
KBC Groep NV                                            7,849             731
Mobistar SA (N)                                           600              48
Umicore                                                   400              47
                                                                 ------------
                                                                        2,077
                                                                 ------------

Brazil - 0.4%
Cia Vale do Rio Doce Class A                           13,100             539
Petroleo Brasileiro SA - ADR (N)                        6,060             432
Telecomunicacoes Brasileiras SA - ADR                   7,100             244
                                                                 ------------
                                                                        1,215
                                                                 ------------

Canada - 1.0%
Cameco Corp.                                            5,400             342
Canadian Pacific Railway, Ltd.                          3,300             138
Inco, Ltd.                                             12,600             549
Research In Motion, Ltd. (AE)                           8,600             568

                                                               Non-U.S. Fund  35

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SNC-Lavalin Group, Inc.                                 9,100             597
Suncor Energy, Inc.                                    13,500             852
                                                                 ------------
                                                                        3,046
                                                                 ------------

China - 0.1%
China Construction Bank Class H (AE)(N)(p)            158,000              55
China Telecom Corp., Ltd. Class H                     314,000             114
Foxconn International Holdings, Ltd. (AE)              86,000             138
                                                                 ------------
                                                                          307
                                                                 ------------

Denmark - 0.3%
Danske Bank A/S                                        21,590             761
East Asiatic Co., Ltd. A/S (N)                            875              82
Novo-Nordisk A/S
   Series B                                             1,350              76
TDC A/S                                                 2,000             120
                                                                 ------------
                                                                        1,039
                                                                 ------------

Finland - 1.3%
Fortum OYJ                                             31,800             596
M-real OYJ Class B                                     72,200             361
Neste Oil OYJ (AE)                                     10,600             300
Nokia OYJ                                              95,750           1,751
Nokia OYJ - ADR                                        14,098             258
Nokian Renkaat OYJ (N)                                  2,000              25
Orion OYJ Class B (N)                                   2,300              43
Rautaruukki OYJ                                         2,800              68
Sampo OYJ                                               5,900             103
UPM-Kymmene OYJ                                        28,099             551
                                                                 ------------
                                                                        4,056
                                                                 ------------

France - 8.2%
Alstom RGPT (AE)                                       11,261             648
Altran Technologies SA (AE)                            37,350             419
Assurances Generales de France                          1,000              99
Axa SA (N)                                             23,969             774
BNP Paribas (N)                                        33,304           2,695
Cap Gemini SA (AE)                                      6,700             269
Carrefour SA                                           24,190           1,134
Christian Dior SA                                       3,300             293
Cie de Saint-Gobain (N)                                 3,200             190
Cie Generale d'Optique Essilor International SA        12,921           1,043
CNP Assurances (N)                                      4,100             323
Credit Agricole SA                                     25,730             811
Dassault Systemes SA                                   21,449           1,211
Eiffage                                                   249              27
Eutelsat Communications (AE)                           10,293             147
France Telecom SA (N)                                  43,760           1,087
Groupe Danone (N)                                       4,700             491
Lafarge SA (N)                                          4,032             363

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Lagardere SCA (N)                                       2,400             185
LVMH Moet Hennessy Louis Vuitton SA                    12,233           1,087
Natexis Banques Populaires                                200              33
Peugeot SA (N)                                          4,400             254
PPR SA                                                  5,051             569
Publicis Groupe                                        26,394             919
Renault SA (N)                                            800              65
Sanofi-Aventis                                         11,867           1,040
Societe BIC SA (N)                                      2,600             155
Societe Generale (N)                                    8,800           1,083
Sodexho Alliance SA (N)                                 8,300             342
Suez SA                                                 1,228              38
Suez SA (N)                                            11,800             367
Suez SA (AE)                                            1,228              --
Thomson (N)                                            21,470             450
Total SA (N)                                           11,646           2,926
Total SA - ADR (N)                                      6,516             824
Unibail                                                 4,907             653
Valeo SA (N)                                           18,046             671
Vallourec SA                                              500             275
Veolia Environnement (AE)                              18,850             853
Vinci SA (N)                                            1,200             103
                                                                 ------------
                                                                       24,916
                                                                 ------------

Germany - 7.6%
Aareal Bank AG (AE)                                     4,763             181
Adidas-Salomon AG                                       5,115             969
Allianz AG                                             15,936           2,414
AMB Generali Holding AG                                   800              80
BASF AG                                                 1,200              92
Bayer AG                                               17,400             727
Bilfinger Berger AG                                     5,600             267
Celesio AG                                              2,300             198
Commerzbank AG                                         28,980             893
Continental AG                                          8,000             710
DaimlerChrysler AG                                      3,600             184
Deutsche Bank AG (N)                                    8,369             811
Deutsche Boerse AG (N)                                 11,047           1,132
Deutsche Lufthansa AG (N)                              39,257             581
Deutsche Post AG                                       48,280           1,171
Deutsche Post AG (AE)                                     254               6
Deutsche Telekom AG                                    67,420           1,124
E.ON AG                                                26,309           2,722
Fresenius Medical Care AG (N)                             400              42
Hannover Rueckversicherung AG (N)                      19,590             694
Hochtief AG                                             4,400             197
Infineon Technologies AG (AE)(N)                       68,630             628

 36  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
MAN AG                                                  6,700             357
Medion AG (N)                                           6,300              87
Merck KGaA                                             18,654           1,545
Metro AG (N)                                            9,060             438
MLP AG (N)                                                600              12
Muenchener Rueckversicherungs AG                        9,645           1,306
RWE AG                                                  2,300             170
Salzgitter AG                                           6,200             335
SAP AG                                                  6,800           1,233
Schering AG                                             3,260             218
Siemens AG                                              5,259             451
ThyssenKrupp AG                                         3,000              63
TUI AG (N)                                             15,900             326
Volkswagen AG (N)                                      12,300             650
                                                                 ------------
                                                                       23,014
                                                                 ------------

Greece - 0.5%
EFG Eurobank Ergasias SA                               19,900             625
OPAP SA                                                18,050             622
Public Power Corp.                                     15,090             330
                                                                 ------------
                                                                        1,577
                                                                 ------------

Hong Kong - 1.1%
Bank of East Asia, Ltd.                               222,173             670
BOC Hong Kong Holdings, Ltd. (N)                       34,000              66
Cheung Kong Holdings, Ltd.                             25,000             257
Citic Pacific, Ltd.                                    84,000             232
CLP Holdings, Ltd.                                     12,500              72
CNOOC, Ltd.                                            52,000              35
Esprit Holdings, Ltd.                                   4,000              28
Hopewell Holdings                                      20,000              50
Hutchison Telecommunications International, Ltd.
   (AE)                                                 8,000              12
Hutchison Whampoa, Ltd.                                45,000             429
Kerry Properties, Ltd. (N)                             19,000              50
Kingboard Chemical Holdings, Ltd.                       8,000              22
Li & Fung, Ltd.                                        68,000             131
New World Development, Ltd.                            36,000              50
Noble Group, Ltd. (N)                                  42,000              32
Orient Overseas International, Ltd. (N)                13,800              47
Prosperity REIT (AE)(o)                                     1              --
Shangri-La Asia, Ltd. (N)                              42,000              70
Shun TAK Holdings, Ltd.                               250,000             230
Sino Land Co. (N)                                      42,000              51
Sun Hung Kai Properties, Ltd.                           5,000              49
Swire Pacific, Ltd.                                    31,000             278
Techtronic Industries Co. (N)                          34,000              81
Television Broadcasts, Ltd.                            22,000             117
Wharf Holdings, Ltd.                                   51,000             181
                                                                 ------------
                                                                        3,240
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Indonesia - 0.0%
Telekomunikasi Indonesia Tbk PT - ADR                   1,750              42
                                                                 ------------

Ireland - 0.7%
Bank of Ireland                                        54,088             852
CRH PLC                                                24,200             712
Ryanair Holdings PLC - ADR (AE)                         8,705             487
                                                                 ------------
                                                                        2,051
                                                                 ------------

Israel - 0.3%
Teva Pharmaceutical Industries, Ltd. - ADR             21,200             912
                                                                 ------------

Italy - 3.8%
Autostrade SpA (N)                                     24,900             597
Banca Intesa SpA (N)                                   74,403             394
Banco Popolare di Verona e Novara SCRL (N)             43,530             881
Benetton Group SpA (N)                                 23,265             265
Enel SpA (N)                                           29,700             233
Eni SpA (N)                                           113,150           3,139
ERG SpA                                                 6,100             147
Finmeccanica SpA (N)                                   10,422             202
Fondiaria-Sai SpA (N)                                  12,100             399
Hera SpA (N)                                           20,000              53
Italcementi SpA (N)                                     9,300             174
Lottomatica SpA (AE)(N)                                 7,500             271
Mediaset SpA (N)                                        9,100              96
Milano Assicurazioni SpA (N)                           50,200             343
Parmalat Finanziaria SpA (AE)(N)(B)                    12,500              --
Seat Pagine Gialle SpA (AE)                           671,800             314
Snam Rete Gas SpA (N)                                  34,000             140
Telecom Italia Media SpA (AE)(N)                       24,598              13
Telecom Italia SpA                                    139,949             347
Telecom Italia SpA (N)                                 92,500             269
UniCredito Italiano SpA (N)                           424,405           2,924
Unipol SpA                                             53,350             150
                                                                 ------------
                                                                       11,351
                                                                 ------------

Japan - 23.8%
77 Bank, Ltd. (The)                                    66,300             504
Access Co., Ltd. (AE)                                       5             128
Aeon Co., Ltd.                                         37,500             954
Aida Engineering, Ltd.                                 16,000             128
Aiful Corp.                                             3,944             329
Aioi Insurance Co., Ltd.                               15,000             104
Aisin Seiki Co., Ltd.                                   8,900             327
Ajinomoto Co., Inc.                                    18,000             184
Alps Electric Co., Ltd. (N)                             4,800              67

                                                               Non-U.S. Fund  37

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Arrk Corp.                                              3,600             266
Aruze Corp.                                             4,300              88
Asahi Breweries, Ltd. (N)                               4,500              55
Asahi Glass Co., Ltd. (N)                              41,000             529
Asahi Kasei Corp. (N)                                  15,000             101
Astellas Pharma, Inc. (N)                              22,000             858
Autobacs Seven Co., Ltd. (N)                              600              31
Bandai Visual Co., Ltd.                                    39             147
Bank of Kyoto, Ltd. (The)                               5,000              60
Bank of Yokohama, Ltd. (The) (N)                        6,000              49
Bridgestone Corp. (N)                                   6,000             125
BSL Corp. (N)                                          29,000              65
Canon Sales Co., Inc. (N)                               3,000              64
Canon, Inc. (N)                                        29,400           1,720
Chiba Bank, Ltd. (The)                                  6,000              50
Chiyoda Corp.                                           1,000              23
Chubu Electric Power Co., Inc. (N)                      6,800             162
Citizen Watch Co., Ltd. (N)                             4,600              38
Cosmo Oil Co., Ltd. (N)                                14,000              70
Credit Saison Co., Ltd.                                 6,800             340
Cyber Communications, Inc. (AE)                            36             186
Dai Nippon Printing Co., Ltd.                           7,000             125
Daihatsu Motor Co., Ltd. (N)                            5,000              54
Daiichi Sankyo Co., Ltd. (AE)                           5,706             110
Daikin Industries, Ltd. (N)                             7,300             214
Daimaru, Inc.                                           6,000              87
Dainippon Sumitomo Pharmaceutical Co., Ltd. (N)         3,000              28
Daiwa House Industry Co., Ltd.                          6,000              94
Daiwa Securities Group, Inc.                           41,000             465
Denso Corp.                                             2,000              69
Dentsu, Inc.                                              297             967
Don Quijote Co., Ltd. (N)                               1,500             125
East Japan Railway Co.                                     82             564
Eighteenth Bank, Ltd. (The)                            10,000              63
Eisai Co., Ltd. (N)                                    21,800             915
Exedy Corp.                                             6,300             176
Fanuc, Ltd.                                            11,500             976
FCC Co., Ltd.                                           1,500              75
Frontier Real Estate Investment Corp. (o)                  14              96
Fuji Heavy Industries, Ltd. (N)                        46,900             254
Fuji Photo Film Co., Ltd.                              33,200           1,098
Fujitsu, Ltd.                                          61,000             464
Funai Electric Co., Ltd.                                4,700             520
Glory, Ltd.                                             2,900              49
Hiroshima Bank, Ltd. (The)                             16,000             103
Hitachi Chemical Co., Ltd. (N)                          4,600             122
Hitachi Koki Co., Ltd.                                 16,000             265
Hitachi, Ltd. (N)                                      22,000             148
Hokkaido Electric Power Co., Inc.                       1,900              39
Hokuhoku Financial Group, Inc. (N)                     51,000             238
Honda Motor Co., Ltd.                                   5,800             331
Hoya Corp.                                             11,700             421

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Index Corp. (N)                                           150             272
Isuzu Motors, Ltd. (N)                                  6,000              23
Itochu Corp.                                           16,000             133
Itochu-Shokuhin Co., Ltd.                               2,200              93
Iyo Bank, Ltd. (The)                                    3,000              33
Japan Asia Investment Co., Ltd.                        19,000             158
Japan Logistics Fund, Inc. (o)(AE)                         22             152
Japan Tobacco, Inc.                                        39             569
JFE Holdings, Inc. (N)                                 11,300             379
JS Group Corp.                                         26,100             522
JSR Corp.                                              44,800           1,178
JTEKT Corp.                                            29,000             540
Kadokawa Holdings, Inc. (N)                             5,300             169
Kamigumi Co., Ltd.                                     16,000             142
Kaneka Corp.                                           14,000             169
Kansai Electric Power Co., Inc. (The) (N)               7,800             168
Kansai Paint Co., Ltd. (N)                             24,000             206
Kanto Tsukuba Bank, Ltd. (The) (AE)                     3,500              78
Kao Corp.                                              25,000             670
Kawasaki Heavy Industries, Ltd. (N)                    21,000              77
Kawasaki Kisen Kaisha, Ltd. (N)                        10,000              63
KDDI Corp.                                                168             969
Keihin Corp.                                            1,400              36
Keyence Corp.                                           3,200             910
Kirin Beverage Corp. (N)                                2,500              51
Kobe Steel, Ltd.                                       24,000              78
Koei Co., Ltd. (N)                                      6,110             169
Koito Manufacturing Co., Ltd.                           7,000             108
Komatsu, Ltd.                                          49,000             811
Komori Corp.                                            2,000              37
Kose Corp. (N)                                          3,300             132
Kubota Corp. (N)                                       19,000             160
Kuraray Co., Ltd. (N)                                  41,600             431
Kurita Water Industries, Ltd. (N)                       6,500             124
Kyocera Corp.                                           1,100              80
Kyowa Hakko Kogyo Co., Ltd.                            16,000             112
Kyushu Electric Power Co., Inc.                         3,500              76
Kyushu-Shinwa Holdings, Inc. (AE)(N)                   38,000             109
Livedoor Co., Ltd. (AE)                                29,553             184
Mabuchi Motor Co., Ltd. (N)                             9,300             516
Makita Corp. (N)                                        4,300             106
Marubeni Corp. (N)                                     24,000             129
Marui Co., Ltd.                                         8,100             159
Matsumotokiyoshi Co., Ltd. (N)                          5,400             171
Matsushita Electric Industrial Co., Ltd.               75,000           1,447
Matsushita Electric Works, Ltd.                         7,000              65

 38  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mazda Motor Corp. (N)                                  16,000              73
Millea Holdings, Inc.                                       8             138
Minebea Co., Ltd. (N)                                  56,000             299
Mitsubishi Chemical Holdings Corp. (AE)                14,500              91
Mitsubishi Corp.                                       23,200             513
Mitsubishi Electric Corp. (N)                          30,000             212
Mitsubishi Estate Co., Ltd.                            11,000             228
Mitsubishi Gas Chemical Co., Inc.                       7,000              66
Mitsubishi Heavy Industries, Ltd.                      15,000              66
Mitsubishi Logistics Corp.                              7,000             118
Mitsubishi Rayon Co., Ltd.                             36,000             238
Mitsubishi UFJ Financial Group, Inc.                      144           1,954
Mitsui & Co., Ltd. (N)                                 44,000             565
Mitsui Chemicals, Inc. (N)                             16,000             108
Mitsui Fudosan Co., Ltd. (N)                           22,000             447
Mitsui OSK Lines, Ltd. (N)                             17,000             148
Mitsui Sumitomo Insurance Co., Ltd.                    21,000             257
Mitsui Trust Holdings, Inc.                             7,000              84
Mizuho Financial Group, Inc.                              172           1,365
Mori Seiki Co., Ltd. (N)                                4,500              68
Murata Manufacturing Co., Ltd.                          3,500             224
Nafco Co., Ltd.                                         1,300              59
NEC Corp.                                               8,000              50
Netprice, Ltd. (AE)                                        22              97
Nidec Corp.                                             2,700             230
Nikko Cordial Corp. (N)                                 7,000             111
Nippon Electric Glass Co., Ltd. (N)                    65,000           1,419
Nippon Express Co., Ltd. (N)                          160,600             979
Nippon Mining Holdings, Inc.                           14,000             100
Nippon Oil Corp.                                       50,000             388
Nippon Paper Group, Inc.                                   70             280
Nippon Shokubai Co., Ltd.                               6,000              68
Nippon Steel Corp. (N)                                 66,000             235
Nippon Telegraph & Telephone Corp.                         40             182
Nippon Yusen KK                                        27,000             185
Nishi-Nippon City Bank, Ltd. (The) (N)                 43,000             257
Nissan Motor Co., Ltd. (N)                            112,600           1,141
Nissha Printing Co., Ltd.                               4,000             116
Nisshin Seifun Group, Inc.                              1,000              11
Nisshin Steel Co., Ltd. (N)                            26,000              84
Nitto Denko Corp.                                       6,800             530
NOK Corp. (N)                                           5,400             146
Nomura Holdings, Inc.                                  13,000             249
NSK, Ltd. (N)                                           7,000              48
NTT DoCoMo, Inc.                                           35              53
NTT Urban Development Corp.                                30             199
Obayashi Corp.                                          5,000              37
Obic Co., Ltd.                                            950             209
OJI Paper Co., Ltd.                                     9,000              53
OMC Card, Inc. (N)                                      5,000             107
ORIX Corp.                                              3,990           1,017
Osaka Gas Co., Ltd. (N)                                17,000              59

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Parco Co., Ltd.                                        11,000             126
Rengo Co., Ltd. (N)                                    10,000              61
Resona Holdings, Inc. (AE)                                 42             169
Ricoh Co., Ltd.                                        35,000             613
Rinnai Corp. (N)                                       18,000             427
Rohm Co., Ltd.                                          9,400           1,023
Sankyo Co., Ltd.                                        1,300              75
Sapporo Hokuyo Holdings, Inc.                               3              27
SBI Holdings, Inc. (N)                                    433             293
Sega Sammy Holdings, Inc. (N)                           9,800             328
Sekisui Chemical Co., Ltd.                             75,200             509
Sekisui House, Ltd. (N)                                50,800             639
Seven & I Holdings Co., Ltd. (AE)                      23,620           1,011
Sharp Corp.                                            54,000             821
Shimadzu Corp. (N)                                      7,000              49
Shimizu Corp.                                           7,000              51
Shin-Etsu Chemical Co., Ltd.                           16,000             851
Shinsei Bank, Ltd.                                    164,000             948
Shionogi & Co., Ltd. (N)                               15,000             211
Shizuoka Bank, Ltd. (The)                               6,000              60
Showa Shell Sekiyu KK (N)                               2,500              30
Skylark Co., Ltd. (N)                                  27,600             440
SMBC Friend Securities Co., Ltd.                       11,000              89
SMC Corp.                                                 900             129
Softbank Corp. (N)                                     26,500           1,119
Sohgo Security Services Co., Ltd.                      10,398             159
Sompo Japan Insurance, Inc.                             8,000             108
Sony Corp. (N)                                         14,200             580
Stanley Electric Co., Ltd. (N)                         11,500             187
Sugi Pharmacy Co., Ltd.                                   400              19
Sumco Corp. (AE)                                        2,300             121
Sumisho Lease Co., Ltd.                                 4,700             240
Sumitomo Bakelite Co., Ltd. (N)                        22,800             188
Sumitomo Chemical Co., Ltd.                            32,200             221
Sumitomo Electric Industries, Ltd.                     20,000             304
Sumitomo Forestry Co., Ltd.                            16,000             160
Sumitomo Heavy Industries, Ltd.                        18,000             151
Sumitomo Metal Industries, Ltd.                        20,000              77
Sumitomo Mitsui Financial Group, Inc. (N)                 236           2,501
Sumitomo Trust & Banking Co., Ltd. (The)               13,000             133
Sumitomo Warehouse Co., Ltd. (The) (N)                 12,000             103
T&D Holdings, Inc. (N)                                  7,300             484
Taiheiyo Cement Corp. (N)                              19,000              77
Take And Give Needs Co., Ltd. (AE)(N)                     191             319

                                                               Non-U.S. Fund  39

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Takeda Pharmaceutical Co., Ltd.                         8,700             471
Takefuji Corp.                                         12,060             819
Tanabe Seiyaku Co., Ltd.                                7,000              68
TDK Corp.                                               1,300              90
Teijin, Ltd.                                           14,000              89
Telewave, Inc.                                             24             178
Terumo Corp.                                            5,200             154
Toagosei Co., Ltd.                                     10,000              55
Tobu Railway Co., Ltd.                                 16,000              84
Toda Corp.                                              9,000              49
Tohoku Electric Power Co., Inc.                         4,500              92
Tokyo Electric Power Co., Inc. (The)                    9,500             231
Tokyo Electron, Ltd.                                    2,400             151
Tokyo Gas Co., Ltd. (N)                                10,000              44
Toppan Printing Co., Ltd. (N)                           4,000              47
Toshiba Corp. (N)                                      31,000             185
Tosoh Corp.                                             7,000              31
Toyo Seikan Kaisha, Ltd.                                3,000              49
Toyobo Co., Ltd.                                       22,000              74
Toyoda Gosei Co., Ltd.                                 17,400             339
Toyota Motor Corp.                                     75,700           3,928
Toyota Tsusho Corp.                                     3,000              68
Trend Micro, Inc. (N)                                   5,000             189
UNY Co., Ltd. (N)                                       2,000              32
Valor Co., Ltd.                                         2,280              89
Vodafone KK                                                 2               4
West Japan Railway Co.                                     23              96
Xebio Co., Ltd. (N)                                     2,400             125
Yahoo! Japan Corp. (N)                                    187             284
Yamada Denki Co., Ltd. (N)                                300              38
Yamaha Corp. (N)                                        1,900              32
Yamaha Motor Co., Ltd. (N)                              4,800             125
Yamato Holdings Co., Ltd.                              78,000           1,294
Yokogawa Electric Corp. (N)                             8,200             140
                                                                 ------------
                                                                       71,907
                                                                 ------------

Luxembourg - 0.4%
Arcelor (N)                                               400              10
SES Global SA                                          61,171           1,071
                                                                 ------------
                                                                        1,081
                                                                 ------------

Mexico - 1.0%
America Movil SA de CV Series L                        35,200           1,030
Coca-Cola Femsa SA de CV - ADR (N)                     16,300             440
Grupo Televisa SA - ADR                                15,000           1,208
Telefonos de Mexico SA de CV Series L                  15,490             382
                                                                 ------------
                                                                        3,060
                                                                 ------------

Netherlands - 4.1%
ABN AMRO Holding NV                                    34,517             903
Aegon NV (N)                                           44,654             727

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ASML Holding NV (AE)                                   30,507             610
Buhrmann NV                                            23,500             346
CSM                                                     3,600              98
Euronext NV                                             7,800             406
European Aeronautic Defense and Space Co. (N)          12,200             461
Heineken NV                                            28,468             903
Hunter Douglas NV                                         700              38
ING Groep NV                                           25,520             885
Koninklijke Ahold NV (AE)                              30,500             229
Koninklijke Philips Electronics NV                     59,726           1,857
Oce NV (N)                                              1,700              25
Rodamco Europe NV                                       4,400             366
Royal Dutch Shell PLC Class A                          29,500             899
Koninklijke KPN NV                                      8,700              87
Royal Numico NV (AE)                                   47,131           1,952
Unilever NV                                             1,700             116
VNU NV (N)                                             30,490           1,011
Wolters Kluwer NV                                      30,631             619
                                                                 ------------
                                                                       12,538
                                                                 ------------

Norway - 0.5%
DNB NOR ASA                                            55,792             595
Statoil ASA                                            25,000             574
Yara International ASA                                 13,400             195
                                                                 ------------
                                                                        1,364
                                                                 ------------

Portugal - 0.2%
Energias de Portugal SA                               151,640             467
                                                                 ------------

Singapore - 0.9%
CapitaCommercial Trust (o)                             49,000              44
CapitaLand, Ltd. (N)                                   63,200             131
DBS Group Holdings, Ltd.                               87,110             864
Fraser and Neave, Ltd.                                  3,000              33
Jardine Cycle & Carriage, Ltd.                          9,000              60
Keppel Corp., Ltd. (N)                                 45,000             298
NatSteel, Ltd.                                         10,000               9
Neptune Orient Lines, Ltd.                             28,000              57
Oversea-Chinese Banking Corp.                           6,000              24
Parkway Holdings, Ltd.                                 74,000              94
SembCorp Industries, Ltd.                              26,880              44
SembCorp Marine, Ltd.                                   5,000               8
Singapore Airlines, Ltd.                                3,000              22
Singapore Petroleum Co., Ltd. (N)                      15,000              43
Singapore Post, Ltd.                                   62,000              43

 40  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Singapore Technologies Engineering, Ltd.               44,000              76
Singapore Telecommunications, Ltd.                     22,790              36
United Overseas Bank, Ltd.                             63,200             555
United Overseas Land, Ltd. (N)                         27,300              41
Venture Corp., Ltd.                                    12,000             100
                                                                 ------------
                                                                        2,582
                                                                 ------------

South Africa - 0.1%
Nedbank Group, Ltd.                                    28,424             449
                                                                 ------------

South Korea - 1.0%
Hana Financial Group, Inc.                             13,584             621
Korea Electric Power Corp. - ADR                       15,290             298
KT Corp. - ADR (N)                                     16,800             362
LG Electronics, Inc. (AE)                               3,530             312
Samsung Electronics Co., Ltd.                           1,528             996
SK Telecom Co., Ltd. - ADR (N)                         21,700             440
                                                                 ------------
                                                                        3,029
                                                                 ------------
Spain - 2.7%
Acerinox SA (N)                                         3,900              57
Actividades de Construccion y Servicios SA             20,713             667
Altadis SA                                             35,700           1,620
Antena 3 de Television SA (N)                           7,600             181
Banco Bilbao Vizcaya Argentaria SA                     36,432             650
Banco de Sabadell SA                                    9,500             249
Banco Santander Central Hispano SA (N)                 29,280             386
Cia de Distribucion Integral Logista SA (N)               900              44
Corp Mapfre SA                                         22,530             372
Ebro Puleva SA (N)                                     18,300             304
Endesa SA (N)                                          22,322             587
Fomento de Construcciones y Contratas SA (N)            1,000              57
Gamesa Corp. Tecnologica SA                             7,100             104
Gestevision Telecinco SA (N)                           16,800             424
Iberia Lineas Aereas de Espana (N)                      8,400              23
Indra Sistemas SA                                      13,000             254
Repsol YPF SA (N)                                       7,930             232
Repsol YPF SA - ADR                                    23,339             686
Sociedad General de Aguas de Barcelona SA Class
   A                                                    1,200              26
Telefonica SA                                          76,424           1,150
Union Fenosa SA                                         4,400             164
                                                                 ------------
                                                                        8,237
                                                                 ------------

Sweden - 2.4%
Atlas Copco AB Class A (N)                             16,100             359
Axfood AB (N)                                             700              19
Elekta AB Class B (N)                                   3,300              49

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fabege AB                                               1,800              34
Hennes & Mauritz AB 36 Series B                         2,000              68
Lundin Petroleum AB (AE)(N)                             5,000              53
Nordea Bank AB (N)                                     23,500             244
OMX AB (AE)(N)                                          2,400              33
Sandvik AB                                              1,800              84
Securitas AB Series B                                  18,305             304
Skandia Forsakrings AB (N)                            118,768             712
Skandinaviska Enskilda Banken AB Class A (N)            7,800             160
Skanska AB Class B                                      5,100              78
Ssab Svenskt Stal AB                                    3,000             107
Svenska Cellulosa AB Series B                          16,280             609
Svenska Handelsbanken Series A (N)                     24,293             602
Swedish Match AB                                        3,500              41
Tele2 AB Class B (N)                                    3,600              39
Telefonaktiebolaget LM Ericsson Series B            1,014,658           3,487
TeliaSonera AB                                          9,500              51
Volvo AB Class A                                        1,500              69
Volvo AB Class B (N)                                    1,200              57
                                                                 ------------
                                                                        7,259
                                                                 ------------

Switzerland - 7.8%
ABB, Ltd. (AE)                                         77,620             753
Ciba Specialty Chemicals AG                            13,058             845
Clariant AG                                            25,550             376
Compagnie Financiere Richemont AG Class A              14,606             636
Credit Suisse Group                                    64,096           3,268
Georg Fischer AG                                          319             109
Kuehne & Nagel International AG                         2,100             592
Logitech International SA (AE)                         14,126             664
Lonza Group AG (N)                                      2,520             154
Nestle SA                                               9,478           2,835
Novartis AG                                            57,741           3,034
Phonak Holding AG (N)                                   1,600              69
PubliGroupe SA                                             77              21
Rieter Holding AG                                          11               3
Roche Holding AG                                       23,341           3,505
Serono SA                                               1,515           1,207
Sulzer AG                                                 336             178
Swatch Group AG                                        12,641             382
Swiss Reinsurance                                      10,540             772
Swisscom AG                                               260              82
Synthes, Inc.                                           4,842             544
UBS AG                                                 34,539           3,288

                                                               Non-U.S. Fund  41

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Xstrata PLC                                             2,186              51
Zurich Financial Services AG                              562             120
                                                                 ------------
                                                                       23,488
                                                                 ------------

Taiwan - 0.5%
AU Optronics Corp. - ADR                               22,200             333
Chi Mei Optoelectronics Corp.                         469,000             694
United Microelectronics Corp. - ADR (N)               141,250             441
                                                                 ------------
                                                                        1,468
                                                                 ------------

United Kingdom - 17.6%
3i Group PLC                                           75,192           1,096
Alliance & Leicester PLC                                4,000              68
Alliance Unichem PLC                                   12,900             178
Anglo American PLC                                     51,995           1,770
Associated British Foods PLC                           10,900             157
AstraZeneca PLC                                        19,252             940
Aviva PLC                                              33,500             406
BAA PLC                                                51,252             553
BAE Systems PLC                                       196,748           1,292
Barclays PLC                                          166,795           1,753
Barratt Developments PLC                               14,500             246
BG Group PLC                                          111,400           1,101
BHP Billiton PLC                                       74,900           1,224
Boots Group PLC                                        68,022             708
BP PLC                                                421,269           4,486
Bradford & Bingley PLC                                 19,000             134
Brambles Industries PLC                                42,600             306
British Airways PLC (AE)                               37,400             215
British American Tobacco PLC                           36,200             810
British Land Co. PLC                                   52,400             961
BT Group PLC                                          204,448             784
Cable & Wireless PLC                                   64,000             131
Capita Group PLC                                       33,500             240
Carnival PLC                                           11,370             646
Carphone Warehouse Group PLC                          207,924             991
Centrica PLC                                          185,630             814
Colt Telecom Group PLC (AE)                            32,000              31
Compass Group PLC                                       1,800               7
Corus Group PLC                                       113,308             115
Diageo PLC                                             48,108             697
easyJet PLC (AE)                                       16,500             107
EMI Group PLC                                         263,820           1,101
George Wimpey PLC                                      14,900             123
GKN PLC                                                95,458             473
GlaxoSmithKline PLC                                   141,103           3,566
Hanson PLC                                             12,000             132
HBOS PLC                                               39,400             673
HMV Group PLC                                          21,700              67
HSBC Holdings PLC                                     166,040           2,665
Imperial Chemical Industries PLC                       44,700             255
Inchcape PLC                                            6,100             239

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ITV PLC                                                 9,000              17
J Sainsbury PLC                                       102,309             555
Kingfisher PLC                                        145,207             593
Land Securities Group PLC                               1,800              52
Legal & General Group PLC                              16,000              34
Lloyds TSB Group PLC                                   47,100             396
Man Group PLC                                             400              13
Marks & Spencer Group PLC                              45,052             391
Mitchells & Butlers PLC                                14,258             103
Northern Foods PLC                                     18,400              48
Old Mutual PLC                                        163,700             464
Pilkington PLC                                          8,500              22
Prudential PLC                                         54,266             514
Reckitt Benckiser PLC                                  32,389           1,070
Reed Elsevier PLC                                       4,000              38
Reuters Group PLC                                     117,300             869
Rexam PLC                                              26,220             229
Rio Tinto PLC                                          16,215             741
Rolls-Royce Group PLC (AE)                             76,647             564
Royal & Sun Alliance Insurance Group PLC              128,900             279
Royal Bank of Scotland Group PLC                       67,860           2,049
Royal Dutch Shell PLC
   Class A                                             31,770             970
   Class B                                             57,081           1,825
SABMiller PLC                                           5,100              93
Scottish & Southern Energy PLC                         45,500             794
Scottish Power PLC                                     13,500             126
Shire PLC                                              12,600             161
Smiths Group PLC                                       25,800             464
Standard Chartered PLC                                106,343           2,369
Tate & Lyle PLC                                        20,800             201
Tesco PLC                                             115,000             656
Trinity Mirror PLC                                     10,300             102
Unilever PLC                                          109,671           1,088
United Utilities PLC (N)                               12,950             150
Vodafone Group PLC                                  1,183,006           2,554
Wolseley PLC                                            2,000              42
WPP Group PLC                                           4,500              49
Yell Group PLC                                         16,500             152
                                                                 ------------
                                                                       53,098
                                                                 ------------

TOTAL COMMON STOCKS
(cost $215,692)                                                       278,996
                                                                 ------------

 42  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
PREFERRED STOCKS - 0.5%
Germany - 0.4%
Fresenius AG                                            7,810           1,060
                                                                 ------------

Italy - 0.1%
Unipol SpA (N)                                         73,700             165
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $860)                                                             1,225
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.0%
Switzerland - 0.0%
Swiss Market Index Futures
   Mar 2006 7,526.92 (EUR) Call (11)                      630              45
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $43)                                                                 45
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 6.6%
United States - 6.6%
Frank Russell Investment Company Money Market
   Fund                                            17,022,000          17,022
United States Treasury Bills (z)(sec.)
   3.559% due 01/05/06 (c)                              2,000           1,999
   4.028% due 03/16/06                                  1,000             992
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $20,013)                                                         20,013
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 16.7%
State Street Securities Lending Quality Trust
   (X)                                             50,521,273          50,521
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $50,521)                                                         50,521
                                                                 ------------

TOTAL INVESTMENTS - 116.1%
(identified cost $287,129)                                            350,800

OTHER ASSETS AND LIABILITIES,
NET - (16.1%)                                                         (48,539)
                                                                 ------------

NET ASSETS - 100.0%                                                   302,261
                                                                 ============

               A portion of the portfolio has been fair valued as of period end.

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  43

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands)
   expiration date 01/06 (43)                               4,433                 32
CAC-40 Index (France)
   expiration date 01/06 (13)                                 724                  4
   expiration date 03/06 (21)                               1,173                  9

DAX Index (Germany)
   expiration date 03/06 (21)                               3,368                 50

EUR STOXX 50 Index (EMU) expiration date 03/06
   (80)                                                     3,386                 66

FTSE-100 Index (UK)
   expiration date 03/06 (35)                               3,374                 50

OMX S30 Index (Sweden)
   expiration date 01/06 (237)                              2,865                 46

TOPIX Index (Japan)
   expiration date 03/06 (73)                              10,165                286

Short Positions
CAC-40 Index (France)
   expiration date 01/06 (8)                                  445                 (3)

FTSE-100 Index (UK)
   expiration date 03/06 (42)                               4,049                (59)

Hang Seng Index (Hong Kong)
   expiration date 01/06 (6)                                  574                 14

IBEX Plus Indes (Spain)
   expiration date 01/06 (18)                               2,271                (43)

MIB-30 (Italy)
   expiration date 03/06 (11)                               2,322                (46)

SPI 200 Index (Australia)
   expiration date 03/06 (35)                               3,034                (85)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        321
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Switzerland
Swiss Market Index Futures
   Mar 2006 7,526.92 (EUR) Put (11)                           630                (42)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $43)                                                       (42)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 44  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              22      AUD            30    01/03/06                 --
USD             310      AUD           419    03/15/06                 (3)
USD           3,144      CHF         4,033    03/15/06                (52)
USD              87      DKK           536    03/15/06                 (1)
USD             362      EUR           300    03/15/06                 (5)
USD           8,441      EUR         7,000    03/15/06               (119)
USD              10      GBP             6    01/03/06                 --
USD             174      GBP           100    03/15/06                 (2)
USD             176      GBP           100    03/15/06                 (4)
USD             354      GBP           200    03/15/06                (10)
USD             885      GBP           502    03/15/06                (21)
USD             886      GBP           503    03/15/06                (20)
USD           2,265      GBP         1,286    03/15/06                (53)
USD           4,429      GBP         2,500    03/15/06               (126)
USD              15      HKD           113    01/03/06                 --
USD               4      HKD            28    01/04/06                 --
USD              25      HKD           197    03/15/06                 --
USD             224      HKD         1,734    03/15/06                 --
USD               4      JPY           527    01/04/06                 --
USD               5      JPY           529    01/04/06                 --
USD               7      JPY           770    01/04/06                 --
USD              12      JPY         1,388    01/04/06                 --
USD               5      JPY           530    01/05/06                 --
USD               5      JPY           563    01/05/06                 --
USD               7      JPY           779    01/05/06                 --
USD              21      JPY         2,457    01/05/06                 --
USD              63      JPY         7,398    01/05/06                 --
USD              72      JPY         8,513    01/05/06                 --
USD               4      JPY           530    01/06/06                 --
USD               5      JPY           561    01/06/06                 --
USD               6      JPY           767    01/06/06                 --
USD              27      JPY         3,162    01/06/06                 --
USD               2      JPY           204    03/15/06                 --
USD             784      JPY        90,000    03/15/06                (13)
USD             883      JPY       101,488    03/15/06                (15)
USD             883      JPY       101,488    03/15/06                (15)
USD           1,325      JPY       152,232    03/15/06                (22)
USD           1,325      JPY       152,232    03/15/06                (22)
USD           1,670      JPY       191,991    03/15/06                (28)
USD           1,767      JPY       202,976    03/15/06                (30)
USD           6,558      JPY       760,000    03/15/06                (55)
USD           3,470      NOK        23,065    03/15/06                (38)
USD             236      SEK         1,837    03/15/06                 (3)
USD             327      SEK         2,558    03/15/06                 (5)
USD             328      SEK         2,558    03/15/06                 (4)
USD             328      SEK         2,558    03/15/06                 (4)
USD           4,976      SGD         8,250    03/15/06                 (3)

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
AUD           4,074      USD         3,017    03/15/06                 37
CAD              25      USD            21    01/03/06                 --
CAD               5      USD             4    01/04/06                 --
CAD              39      USD            34    01/04/06                 --
CAD              20      USD            17    01/05/06                 --
CHF             286      USD           217    01/03/06                 (1)
CHF             755      USD           588    03/15/06                  9
CHF             755      USD           588    03/15/06                  9
CHF           1,886      USD         1,468    03/15/06                 22
DKK              70      USD            11    03/15/06                 --
EUR              14      USD            17    01/03/06                 --
EUR              18      USD            21    01/03/06                 --
EUR             134      USD           161    03/15/06                  2
EUR             400      USD           478    03/15/06                  2
EUR           2,000      USD         2,414    03/15/06                 37
EUR           8,148      USD         9,823    03/15/06                135
GBP               7      USD            12    01/03/06                 --
GBP              23      USD            40    01/04/06                 --
GBP              12      USD            20    01/05/06                 --
GBP             100      USD           176    03/15/06                  4
GBP             800      USD         1,417    03/15/06                 41
GBP           3,015      USD         5,316    03/15/06                130
JPY             341      USD             3    01/04/06                 --
JPY             934      USD             8    01/04/06                 --
JPY           1,251      USD            11    01/04/06                 --
JPY           1,877      USD            16    01/04/06                 --
JPY           2,735      USD            23    01/05/06                 --
JPY           4,527      USD            38    01/06/06                 --
JPY           5,126      USD            43    01/06/06                 --
JPY           6,163      USD            52    01/06/06                 --
JPY          14,693      USD           124    01/06/06                 --
JPY          25,000      USD           214    03/15/06                 --
JPY         300,000      USD         2,620    03/15/06                 52
NOK           3,803      USD           571    03/15/06                  5
NOK           3,803      USD           571    03/15/06                  5
NOK           3,803      USD           571    03/15/06                  5
NOK           4,049      USD           608    03/15/06                  6
NOK           7,606      USD         1,142    03/15/06                 11
SEK          11,820      USD         1,515    03/15/06                 19
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (143)
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  45

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                                                                             APPRECIATION
        FUND RECEIVES                COUNTER        NOTIONAL           FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY          AMOUNT          FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------
MCSI Austria                                                    1 Month EUR LIBOR
   Local Net Total Return
   Index                         Merrill Lynch      EUR     421    plus 0.40%                01/23/06                    10

MSCI Belgium                                                    1 Month EUR LIBOR
   Local Net Total Return
   Index                         Merrill Lynch      EUR     298    minus 0.40%               01/18/06                     4

MCSI Denmark                                                    1 Month DKK CIBOR
   Local Net Total Return
   Index                         Merrill Lynch      DKK   1,118    plus 0.40%                01/18/06                     5

MCSI Denmark                                                    1 Month DKK CIBOR
   Local Net Total Return
   Index                         Merrill Lynch      DKK   1,118    plus 0.40%                01/23/06                     5

MCSI Norway                                                     1 Month NOK NIBOR
   Local Net Total Return
   Index                         Merrill Lynch      NOK  14,734    plus 0.40%                01/23/06                    21
                                                                                                           ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts                                                45
                                                                                                           ================

INDUSTRY DIVERSIFICATION
                                                       % OF              MARKET
                                                        NET               VALUE
(UNAUDITED)                                           ASSETS                $
------------------------------------------------------------------------------------
Auto and Transportation                                       6.0             19,133
Consumer Discretionary                                        9.6             30,192
Consumer Staples                                              6.3             18,870
Financial Services                                           24.6             73,428
Health Care                                                   7.6             22,639
Integrated Oils                                               6.3             18,946
Materials and Processing                                      9.9             30,410
Miscellaneous                                                 1.0              2,537
Other Energy                                                  0.4              1,650
Producer Durables                                             7.3             20,671
Technology                                                    6.3             18,487
Utilities                                                     7.5             23,258
Options Purchased                                              --                 45
Short-Term Investments                                        6.6             20,013
Other Securities                                             16.7             50,521
                                                  ---------------    ---------------

Total Investments                                           116.1            350,800
Other Assets and Liabilities, Net                           (16.1)           (48,539)
                                                  ---------------    ---------------

Net Assets                                                  100.0            302,261
                                                  ===============    ===============

GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                    0.1             449
Asia                                                      6.8          20,365

-----------------------------------------------------------------------------
GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Europe                                                   41.8         126,214
Japan                                                    23.8          71,907
Latin America                                             1.4           4,275
Middle East                                               0.3             912
Other Regions                                             7.6          23,059
United Kingdom                                           17.6          53,098
Other Securities                                         16.7          50,521
                                                 ------------    ------------

Total Investments                                       116.1         350,800
Other Assets and Liabilities, Net                       (16.1)        (48,539)
                                                 ------------    ------------

Net Assets                                              100.0         302,261
                                                 ============    ============

See accompanying notes which are an integral part of the financial statements.

 46  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Australia                                                     3.2
Austria                                                       0.1
Belgium                                                       0.7
Brazil                                                        0.4
Canada                                                        1.0
China                                                         0.1
Denmark                                                       0.3
Finland                                                       1.3
France                                                        8.2
Germany                                                       7.6
Greece                                                        0.5
Hong Kong                                                     1.1
Indonesia                                                      --*
Ireland                                                       0.7
Israel                                                        0.3
Italy                                                         3.8
Japan                                                        23.8
Luxembourg                                                    0.4
Mexico                                                        1.0
Netherlands                                                   4.1
Norway                                                        0.5
Portugal                                                      0.2
Singapore                                                     0.9
South Africa                                                  0.1
South Korea                                                   1.0
Spain                                                         2.7
Sweden                                                        2.4
Switzerland                                                   7.8
Taiwan                                                        0.5
United Kingdom                                               17.6
Preferred Stocks                                              0.5
Options Purchased                                              --*
Short-Term Investments                                        6.6
Other Securities                                             16.7
                                                  ---------------
Total Investments                                           116.1
Other Assets and Liabilities, Net                           (16.1)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.1
Options Written                                               (--)*
Foreign Currency Exchange Contracts                           (--)*
Index Swap Contracts                                           --*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  47

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(Performance Line Graph)

                                                                REAL ESTATE SECURITIES FUND         NAREIT EQUITY REIT INDEX**
                                                                ---------------------------         --------------------------
Inception*                                                                10000.00                           10000.00
1999                                                                       9274.00                            9152.00
2000                                                                      11800.00                           11564.00
2001                                                                      12725.00                           13176.00
2002                                                                      13209.00                           13679.00
2003                                                                      18124.00                           18759.00
2004                                                                      24445.00                           24682.00
2005                                                                      27612.00                           27684.00

Real Estate Securities Fund
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                12.96%
5 Years                           18.53%sec.
Inception*                        16.44%sec.

NAREIT Equity REIT Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                12.15%
5 Years                           19.08%sec.
Inception*                        16.49%sec.

 48  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Real Estate Securities Fund gained 12.96%. This compared to the NAREIT Equity REIT Index, which gained 12.15% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2005, the Lipper(R) Real Estate Funds Average returned 11.92%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The money managers positioned the Fund to capitalize on the strengthening economy and improving real estate market fundamentals. Sector positioning was a positive contributor to the Fund's performance during the year. The largest overweight positions were in the lodging and regional malls sectors, which posted strong earnings growth during the fiscal year. The money managers maintained smaller overweights in the industrial, apartments and office sectors in view of the slower expected growth in these sectors.

The Fund maintained a primary focus on larger capitalization and more liquid real estate investment trusts (REITs) during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this trend.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Both stock and property sector selection contributed positively to performance. Stock selection had the largest impact on performance and was strongest in the office, health care and shopping centers sectors.

The Fund benefited from overweight positions in the regional malls, apartments and office sectors. Underweight positions in the free standing retail, health care and mixed industrial/office sectors contributed positively to performance. The Fund's overweight position in the lodging/resorts sector and underweight position in the self storage sector detracted from performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset values. AEW's portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the year, primarily due to stock selection in the office and shopping centers sectors. Sector selection was also positive, as overweight positions in the apartments and regional malls sectors and underweight positions in the health care and free standing retail sectors boosted performance. These positive contributors to performance were partially offset by an overweight position in the mixed industrial/office sector which detracted from performance.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the year due to positive stock and sector selection. Stock selection was strongest in the office and health care sectors. Sector selection added value through an overweight in the regional malls sector and underweight positions in the health care, free standing retail and mixed industrial/office sectors. These gains were partially offset by an overweight position in the lodging/resorts sector and an underweight position in the self storage sector.

RREEF America, LLC's style emphasizes a top-down approach to property sector weights, based on an assessment of property market fundamentals. RREEF performed in line with the benchmark during the year as both stock and sector selection had neutral impacts on performance. An overweight position in the regional malls sector and underweight positions in the free standing retail and mixed industrial/office sectors boosted returns, but this was offset by an overweight position in the lodging/resorts sector and an underweight position in the self storage sector. Stock selection was positive in several property sectors; however this was offset by poor stock selection in the regional malls sector.

Heitman Real Estate Securities, LLC follows a bottom-up investment approach, selecting a smaller number of stocks than the Fund's other money managers. Heitman focuses on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark for the portion of the year it was in the Fund due to strong stock selection across most sectors.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Heitman was added to the Fund's money manager line-up in January 2005. Heitman is expected to be complementary to the other money managers in the Fund due to its growth-oriented style and more concentrated portfolio.

                                                 Real Estate Securities Fund  49

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
December 31, 2005


AEW Management and Advisors, L.P.           Value
Heitman Real Estate Securities, LLC         Growth
INVESCO Institutional (N.A.), Inc.,
   through its INVESCO Real Estate
   division                                 Market-Oriented
RREEF America L.L.C.                        Market-Oriented

                              --------------------

*     The Fund commenced operations on April 30, 1999.

** National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 50  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2005                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2005             $     1,066.80      $     1,020.57
Expenses Paid During
Period*                       $         4.79      $         4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                 Real Estate Securities Fund  51

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 97.2%
Apartments - 16.6%
Apartment Investment & Management Co. Class A
   (o)                                                122,325           4,632
Archstone-Smith Trust (o)                             337,972          14,158
AvalonBay Communities, Inc. (o)(N)                    222,700          19,876
BRE Properties, Inc. Class A (o)                       23,900           1,087
Camden Property Trust (o)                             160,900           9,319
Equity Residential (o)                                359,000          14,044
Essex Property Trust, Inc. (o)                         62,900           5,799
GMH Communities Trust (o)                             144,000           2,233
Post Properties, Inc. (o)                               9,200             368
United Dominion Realty Trust, Inc. (o)                 79,800           1,871
                                                                 ------------
                                                                       73,387
                                                                 ------------

Diversified - 5.8%
Colonial Properties Trust (o)                          32,000           1,343
iStar Financial, Inc. (o)                              34,800           1,241
Spirit Finance Corp. (o)                              218,400           2,479
Vornado Realty Trust (o)                              246,814          20,601
                                                                 ------------
                                                                       25,664
                                                                 ------------

Free Standing Retail - 0.1%
Realty Income Corp. (o)                                27,700             599
                                                                 ------------

Health Care - 3.5%
Health Care REIT, Inc. (o)                             10,200             346
Healthcare Realty Trust, Inc. (o)(N)                   55,000           1,830
LTC Properties, Inc. (o)(N)                            17,700             372
National Health Investors, Inc. (o)(N)                 33,350             866
Omega Healthcare Investors, Inc. (o)(N)                82,600           1,040
Ventas, Inc. (o)                                      349,250          11,183
                                                                 ------------
                                                                       15,637
                                                                 ------------

Industrial - 7.7%
AMB Property Corp. (o)                                129,400           6,363
Centerpoint Properties Trust (o)                       84,400           4,176
First Potomac Realty Trust (o)(N)                      22,600             601
ProLogis (o)                                          492,198          22,995
                                                                 ------------
                                                                       34,135
                                                                 ------------
Lodging/Resorts - 9.3%
Hilton Hotels Corp.                                   324,400           7,821
Hospitality Properties Trust (o)(N)                    16,500             662
Host Marriott Corp. (o)                               672,000          12,734
LaSalle Hotel Properties (o)                           91,400           3,356
Starwood Hotels & Resorts Worldwide, Inc. (o)         255,832          16,338
Strategic Hotel Capital, Inc. (o)(N)                   19,600             403
                                                                 ------------
                                                                       41,314
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Manufactured Homes - 0.9%
Equity Lifestyle Properties, Inc. (o)(N)               77,633           3,454
Sun Communities, Inc. (o)                              10,500             330
                                                                 ------------
                                                                        3,784
                                                                 ------------

Mixed Industrial/Office - 3.0%
Duke Realty Corp. (o)                                 145,700           4,866
Liberty Property Trust (o)(N)                         152,000           6,513
PS Business Parks, Inc. (o)                            41,900           2,062
                                                                 ------------
                                                                       13,441
                                                                 ------------

Office - 19.4%
Alexandria Real Estate Equities, Inc. (o)              28,400           2,286
American Financial Realty Trust (o)(N)                 64,400             773
Arden Realty, Inc. (o)                                 31,600           1,417
BioMed Realty Trust, Inc. (o)(N)                      122,750           2,995
Boston Properties, Inc. (o)                           303,300          22,484
Brandywine Realty Trust (o)(N)                        170,700           4,764
Brookfield Properties Corp.                           268,250           7,892
CarrAmerica Realty Corp. (o)                           99,600           3,449
Corporate Office Properties Trust (o)                  94,400           3,355
Equity Office Properties Trust (o)                    275,100           8,344
Highwoods Properties, Inc. (o)                         67,000           1,906
Kilroy Realty Corp. (o)(N)                             69,600           4,308
Mack-Cali Realty Corp. (o)                             58,000           2,506
Prentiss Properties Trust (o)                          89,400           3,637
Reckson Associates Realty Corp. (o)                   152,200           5,476
SL Green Realty Corp. (o)                              54,900           4,194
Trizec Properties, Inc. (o)                           267,300           6,126
                                                                 ------------
                                                                       85,912
                                                                 ------------

Regional Malls - 15.4%
CBL & Associates Properties, Inc. (o)                  48,700           1,924
General Growth Properties, Inc. (o)                   315,800          14,839
Macerich Co. (The) (o)                                179,300          12,038
Mills Corp. (The) (o)                                  82,680           3,468
Pennsylvania Real Estate Investment Trust (o)(N)        7,997             299
Simon Property Group, Inc. (o)                        429,200          32,890
Taubman Centers, Inc. (o)                              86,000           2,988
                                                                 ------------
                                                                       68,446
                                                                 ------------

 52  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Self Storage - 4.2%
Extra Space Storage, Inc. (o)(N)                       78,900           1,215
Public Storage, Inc. (o)                              182,875          12,384
Shurgard Storage Centers, Inc. Class A (o)(N)          22,000           1,248
U-Store-It Trust (o)                                  178,800           3,764
                                                                 ------------
                                                                       18,611
                                                                 ------------

Shopping Centers - 10.0%
Acadia Realty Trust (o)                                72,700           1,458
Developers Diversified Realty Corp. (o)               214,600          10,090
Equity One, Inc. (o)                                   56,900           1,316
Federal Realty Investors Trust (o)                    131,300           7,963
Inland Real Estate Corp. (o)(N)                        73,900           1,093
Kimco Realty Corp. (o)                                 83,000           2,663
Kite Realty Group Trust (o)                            53,000             820
New Plan Excel Realty Trust (o)                        24,800             575
Pan Pacific Retail Properties, Inc. (o)               117,183           7,838
Ramco-Gershenson Properties Trust (o)(N)               24,400             650
Regency Centers Corp. (o)                             169,600           9,998
                                                                 ------------
                                                                       44,464
                                                                 ------------

Specialty - 1.3%
Digital Realty Trust, Inc. (o)                         21,010             476
Plum Creek Timber Co., Inc. (o)                       141,600           5,105
                                                                 ------------
                                                                        5,581
                                                                 ------------

TOTAL COMMON STOCKS
(cost $304,973)                                                       430,975
                                                                 ------------

SHORT-TERM INVESTMENTS - 2.3%
Frank Russell Investment Company
   Money Market Fund                                9,999,000           9,999
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $9,999)                                                           9,999
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 4.7%
State Street Securities Lending Quality Trust
   (X)                                             20,713,856          20,714
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $20,714)                                                         20,714
                                                                 ------------

TOTAL INVESTMENTS - 104.2%
(identified cost $335,686)                                            461,688

OTHER ASSETS AND LIABILITIES,
NET - (4.2%)                                                          (18,596)
                                                                 ------------

NET ASSETS - 100.0%                                                   443,092
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                 Real Estate Securities Fund  53

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Apartments                                                   16.6
Diversified                                                   5.8
Free Standing Retail                                          0.1
Health Care                                                   3.5
Industrial                                                    7.7
Lodging/Resorts                                               9.3
Manufactured Homes                                            0.9
Mixed Industrial/Office                                       3.0
Office                                                       19.4
Regional Malls                                               15.4
Self Storage                                                  4.2
Shopping Centers                                             10.0
Specialty                                                     1.3
Short-Term Investments                                        2.3
Other Securities                                              4.7
                                                  ---------------
Total Investments                                           104.2
Other Assets and Liabilities, Net                            (4.2)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 54  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(PERFORMANCE LINE GRAPH)

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                       CORE BOND FUND                        INDEX**
                                                                       --------------             ------------------------------
Inception                                                                 10000.00                           10000.00
1997                                                                      10973.00                           11012.00
1998                                                                      11784.00                           11969.00
1999                                                                      11712.00                           11871.00
2000                                                                      12883.00                           13251.00
2001                                                                      13837.00                           14369.00
2002                                                                      15060.00                           15843.00
2003                                                                      15986.00                           16493.00
2004                                                                      16732.00                           17209.00
2005                                                                      17068.00                           17627.00

Core Bond Fund
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 2.01%
5 Years                                5.79%sec.
Inception*                             6.12%sec.

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        12/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 2.43%
5 Years                                5.87%sec.
Inception*                             6.50%sec.

                                                              Core Bond Fund  55

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Core Bond Fund gained 2.01%. This compared to its benchmark the Lehman Brothers Aggregate Bond Index, which gained 2.43 %. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2005, the Lipper(R) BBB Rated Fixed Income Funds Average and the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 1.85% and 1.77% respectively. These results serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Over the course of the year interest rates rose on all but the longest maturity bonds as the Federal Reserve raised interest rates in response to concerns of rising inflationary pressures due to the strong economy and higher energy prices. As a result, nominal returns were muted. The small incremental yield spread between corporates and Treasuries led the Fund's money managers to underweight investment grade corporate bonds. In addition, the Fund had very little exposure to high yield bonds. With oil and other materials prices continuing to move up, the Fund's money managers benefited from exposure to debt of select emerging market companies whose main exports were commodities.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

An underweight to the underperforming corporate sector helped the Fund's performance over the year. In addition, a small position in emerging market debt added value as this sector performed well. The Fund's money managers anticipated the downturn of the mortgage sector and added value through security selection in this sector. In contrast, yield curve positioning detracted from performance as the Fund tended to have greater exposure to bonds with maturities in the three- to five-year range on expectations that the Federal Reserve was near the end of its monetary tightening cycle.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Over the course of the year, the Fund's money managers reduced exposure to high yield bonds and took profits as prices of high yield bonds continued to rise. The Fund's high yield allocation moved from 2.5% at the start of the year to 1.8% by year end. The large returns generated in riskier sectors over the last three years caused the Fund's money managers to take more defensive positions. Throughout much of the year, the Fund's money managers held very small allocations to the high yield and emerging market debt sectors, waiting for prices to decline before raising their exposure to these sectors.

As the Federal Reserve continued to raise interest rates, the Fund's money managers increased exposure to bonds with maturities of three to five years in anticipation that the Fed's interest rate hikes were almost over. As a result, the Fund ended the year with a continued overweight to the intermediate maturity part of the yield curve and an underweight to the longer maturity part of the yield curve. This strategy was based on the belief that longer maturity bonds would fall in price relative to intermediate maturity bonds.

Due to the combination of compressed yield spreads in riskier sectors, low volatility and historically low yields, the Fund is defensively positioned with respect to its sector and interest rate positions.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

No money manager changes were made to the Fund in 2005.

Money Managers as of                                                 Styles
December 31, 2005


Bear Stearns Asset Management Inc.           Sector Rotation
Pacific Investment Management Company LLC    Sector Rotation

                              --------------------

*     The Fund commenced operations on January 2, 1997.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 56  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2005                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2005             $       997.20      $     1,021.68
Expenses Paid During
Period*                       $         3.52      $         3.57

* Expenses are equal to the Fund's annualized expense ratio of 0.70% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                              Core Bond Fund  57

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 88.6%
Asset-Backed Securities - 5.1%
AAA Trust (p)
   Series 2005-2 Class A1
   4.138% due 11/26/35                                    229             229
Accredited Mortgage Loan Trust (E)
   Series 2004-2 Class A2
   4.679% due 07/25/34                                    105             105
ACE Securities Corp. (E)
   Series 2004-OP1 Class M2
   5.241% due 04/25/34                                    285             289
   Series 2005-SD3 Class A
   4.620% due 08/25/45                                    600             600
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   6.878% due 02/25/33                                     90              91
   Series 2004-R7 Class A6
   4.748% due 08/25/34                                    417             418
   Series 2004-R8 Class A5
   4.749% due 09/25/34                                    528             529
   Series 2004-R10 Class A5
   4.768% due 11/25/34                                    177             177
Argent Securities, Inc. (E)
   Series 2004-W3 Class A2
   4.598% due 02/25/34                                     41              41
   Series 2005-W4 Class A2A
   4.518% due 12/25/35                                    676             676
Carrington Mortgage Loan Trust (E)
   Series 2005-NC3 Class A1A
   4.271% due 06/25/35                                     68              68
Citifinancial Mortgage Securities, Inc.
   Series 2003-3 Class AF2
   3.082% due 08/25/33                                     41              40
   Series 2003-4 Class AF3
   3.221% due 10/25/33                                     65              65
Countrywide Asset-Backed Certificates
   Series 2004-10 Class AF2
   3.323% due 05/25/22                                     68              68
   Series 2004-13 Class AF2
   3.683% due 08/25/24                                    140             139
   Series 2004-BC1 Class M1 (E)
   4.691% due 02/25/34                                    105             105
   Series 2005-17 Class 1AF1 (E)
   4.580% due 12/25/36                                    910             910
   Series 2005-17 Class 1AF3
   5.711% due 12/25/36                                    275             275
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                    320             315

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
GSAMP Trust (E)
   Series 2004-SEA Class A2A
   4.481% due 03/25/34                                    189             189
   Series 2004-NC1 Class A3
   4.581% due 03/25/34                                    176             176
Home Equity Asset Trust (E)
   Series 2004-3 Class M3
   5.641% due 08/25/34                                    205             208
   Series 2003-5 Class M1
   4.891% due 12/25/33                                    265             266
Lehman XS Trust (E)
   Series 2005-1 Class 2A2
   4.660% due 05/25/08                                    240             243
Long Beach Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   6.091% due 06/25/33                                    290             293
Mastr Asset Backed Securities Trust (E)
   Series 2003-WMC Class M2
   5.841% due 08/25/33                                    170             172
Morgan Stanley ABS Capital I (E)
   Series 2003-NC8 Class M3
   6.479% due 09/25/33                                    200             205
Option One Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   5.891% due 04/25/33                                    235             237
   Series 2003-4 Class M2
   5.841% due 07/25/33                                    130             132
   Series 2003-3 Class M3
   6.191% due 06/25/33                                    150             152
Park Place Securities, Inc. (E)
   Series 2004-WWF Class A1D
   4.651% due 02/25/35                                    874             876
Parker Hannifin Employee Stock Ownership Trust
   (A)
   6.340% due 07/15/08                                    165             167
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                     85              84
   Series 2005-6 Class A3
   5.680% due 01/25/36                                    230             230
Residential Asset Mortgage Products, Inc.
   Series 2004-RS8 Class AI2
   3.810% due 01/25/26                                    144             143
   Series 2004-RS8 Class AII1 (E)
   4.331% due 05/25/26                                     99              99
   Series 2004-RS1 Class AI2
   3.620% due 07/25/26                                    135             134

 58  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-RS4 Class M8 (E)
   5.779% due 04/25/35                                     95              92
Residential Asset Securities Corp.
   Series 2004-KS8 Class AI2
   3.340% due 10/25/24                                    395             391
   Series 2001-KS3 Class AII (E)
   4.421% due 09/25/31                                     73              73
   Series 2003-KS1 Class M2 (E)
   5.941% due 01/25/33                                    250             251
   Series 2003-KS4 Class AIIB (E)
   4.481% due 06/25/33                                    196             196
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                     22              24
Structured Asset Investment Loan Trust (E)
   Series 2003-BC8 Class M3
   6.291% due 08/25/33                                    225             228
   Series 2003-BC1 Class 3A5
   4.859% due 10/25/33                                     89              89
Structured Asset Securities Corp.
   Series 2004-19X Class A2
   4.370% due 10/25/34                                    400             397
Tenaska Alabama II Partners, LP (p)
   6.125% due 03/30/23                                    108             110
                                                                 ------------
                                                                       10,997
                                                                 ------------

Corporate Bonds and Notes - 10.6%
Amerada Hess Corp.
   6.650% due 08/15/11                                     65              70
   7.300% due 08/15/31                                    115             133
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     35              35
American General Finance Corp. (E)
   Series MTNG
   4.000% due 03/23/07                                    100             100
American International Group, Inc. (p)
   4.700% due 10/01/10                                    200             197
   5.050% due 10/01/15                                    200             196
American RE Corp.
   Series B
   7.450% due 12/15/26                                    235             269
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                    500             530
Bank of America Corp.
   7.800% due 02/15/10                                     30              33
BellSouth Corp.
   4.200% due 09/15/09                                     60              58
   6.550% due 06/15/34                                     25              27

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
Boeing Capital Corp.
   6.100% due 03/01/11                                     65              69
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                     25              29
   6.750% due 03/15/29                                     10              11
Campbell Soup Co.
   5.875% due 10/01/08                                     70              72
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    110             114
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    245             280
CIT Group, Inc.
   5.750% due 09/25/07                                     75              76
   6.875% due 11/01/09                                     45              48
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   3.816% due 03/07/08                                    400             400
Citigroup, Inc.
   3.500% due 02/01/08                                    560             545
   4.625% due 08/03/10                                    100              99
   4.700% due 05/29/15                                    220             213
Clear Channel Communications, Inc.
   5.750% due 01/15/13                                     55              54
Clorox Co.
   4.200% due 01/15/10                                    100              97
   5.000% due 01/15/15                                     70              69
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                     55              56
Comcast Cable Communications
   8.375% due 05/01/07                                    195             203
   6.750% due 01/30/11                                    105             111
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                     50              50
Credit Suisse First Boston USA, Inc.
   4.875% due 08/15/10                                     25              25
   6.500% due 01/15/12                                     25              27
   5.500% due 08/15/13                                     45              46
Detroit Edison Co.
   6.350% due 10/15/32                                     90              97
Devon Financing Corp. ULC
   6.875% due 09/30/11                                     95             104
Dominion Resources, Inc.
   Series B
   6.250% due 06/30/12                                     40              42

                                                              Core Bond Fund  59

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
DPL, Inc.
   6.875% due 09/01/11                                    133             140
DR Horton, Inc.
   5.625% due 01/15/16                                    180             172
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                    210             258
Duke Energy Field Services LLC
   6.875% due 02/01/11                                     20              21
El Paso Corp.
   8.050% due 10/15/30                                    400             408
Eli Lilly & Co.
   6.770% due 01/01/36                                    245             294
FedEx Corp.
   7.600% due 07/01/97                                     65              78
Financing Corp.
   Principal Only STRIP
   Series 15P
   Zero coupon due 03/07/19                                70              37
   Series 10P
   Zero coupon due 11/30/17                               510             288
   Series 6P
   Zero coupon due 08/03/18                               255             139
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                    320             339
   Series C
   7.375% due 11/15/31                                    115             136
Ford Motor Co.
   7.450% due 07/16/31                                    305             207
   7.700% due 05/15/97                                    185             120
Ford Motor Credit Co.
   4.870% due 03/21/07 (E)                                500             476
   5.800% due 01/12/09                                  1,000             872
   7.875% due 06/15/10                                     95              86
   7.375% due 02/01/11                                    255             224
General Electric Capital Corp.
   4.125% due 03/04/08                                    370             364
   4.875% due 10/21/10                                    635             634
General Electric Co. (E)
   4.500% due 12/09/08                                    200             200
General Motors Acceptance Corp.
   6.875% due 09/15/11                                    100              91
Glencore Funding LLC (p)
   6.000% due 04/15/14                                    265             249
Golden West Financial Corp.
   4.125% due 08/15/07                                    110             109
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                    355             382
Historic TW, Inc.
   9.125% due 01/15/13                                    190             225
   8.050% due 01/15/16                                    410             467

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
HJ Heinz Co.
   6.375% due 07/15/28                                     20              21
HJ Heinz Finance Co.
   6.750% due 03/15/32                                     55              60
Household Finance Corp. (E)
   Series BKNT
   4.570% due 09/21/07                                    500             501
Household Finance Corp.
   4.750% due 05/15/09                                    310             307
   6.375% due 11/27/12                                    210             223
International Lease Finance Corp.
   6.375% due 03/15/09                                    125             130
International Paper Co.
   5.500% due 01/15/14                                    170             167
ITT Industries, Inc.
   7.400% due 11/15/25                                    100             119
JPMorgan Chase & Co.
   5.150% due 10/01/15                                    210             207
Kellogg Co.
   Series B
   6.600% due 04/01/11                                    470             503
KeySpan Corp.
   7.625% due 11/15/10                                    150             167
Kraft Foods, Inc.
   5.250% due 06/01/07                                     60              60
   5.625% due 11/01/11                                    560             575
Kroger Co. (The)
   8.000% due 09/15/29                                     15              17
   7.500% due 04/01/31                                     15              17
Lehman Brothers Holdings, Inc.
   5.000% due 01/14/11                                    275             274
Levi Strauss & Co.
   12.250% due 12/15/12                                   100             112
Manufacturers & Traders Trust Co.
   5.585% due 12/28/20                                     85              86
May Department Stores Co. (The)
   4.800% due 07/15/09                                     40              39
   5.750% due 07/15/14                                    100             102
Miller Brewing Co. (p)
   5.500% due 08/15/13                                    140             143
Monumental Global Funding II (p)
   4.625% due 03/15/10                                     95              94
Morgan Stanley
   6.750% due 04/15/11                                    225             242
Natexis Ambs Co. LLC (f)(p)
   8.440% due 12/29/49                                    120             129
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                     70              72

 60  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
News America Holdings, Inc.
   7.750% due 12/01/45                                     50              57
   7.900% due 12/01/95                                     90             102
   8.250% due 10/17/96                                     20              24
News America, Inc.
   6.750% due 01/09/38                                     20              21
Nisource Finance Corp.
   7.875% due 11/15/10                                    155             172
Norfolk Southern Corp.
   7.700% due 05/15/17                                     20              24
   7.050% due 05/01/37                                     40              48
   7.900% due 05/15/97                                    185             241
Occidental Petroleum Corp.
   9.250% due 08/01/19                                     95             131
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     20              20
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                     45              43
   4.200% due 03/01/11                                    150             144
   6.050% due 03/01/34                                     65              67
Progress Energy, Inc.
   7.100% due 03/01/11                                    155             167
   7.000% due 10/30/31                                    120             133
Qwest Capital Funding, Inc.
   7.000% due 08/03/09                                     25              25
Qwest Corp. (p)
   7.625% due 06/15/15                                    200             214
RBS Capital Trust I (f)
   5.512% due 12/29/49                                    285             283
RC Trust 1 Equity Preferred
   7.000% due 02/15/04                                    290             146
Safeway, Inc.
   7.250% due 02/01/31                                     25              27
SBC Communications, Inc.
   4.125% due 09/15/09                                     80              77
   5.100% due 09/15/14                                    120             117
   6.450% due 06/15/34                                      5               5
Sprint Capital Corp.
   8.375% due 03/15/12                                    255             296
   6.875% due 11/15/28                                    170             186
   8.750% due 03/15/32                                    115             153
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    140             169
   7.875% due 08/01/13                                    460             520
Texas Genco LLC (p)
   6.875% due 12/15/14                                    240             260
Time Warner, Inc.
   6.750% due 04/15/11                                    215             226

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
TXU Corp.
   Series O
   4.800% due 11/15/09                                    240             231
   Series P
   5.550% due 11/15/14                                    185             176
Tyson Foods, Inc.
   8.250% due 10/01/11                                     60              68
Union Pacific Corp.
   5.750% due 10/15/07                                     55              56
   6.125% due 01/15/12                                    120             126
Union Planters Corp.
   7.750% due 03/01/11                                     50              56
Verizon Global Funding Corp.
   7.250% due 12/01/10                                    800             868
   5.850% due 09/15/35                                    170             164
Wells Fargo & Co.
   4.625% due 08/09/10                                    295             291
   4.950% due 10/16/13                                     65              65
Wisconsin Central Transport
   6.625% due 04/15/08                                    325             337
Wyeth
   5.500% due 03/15/13                                     35              36
   5.500% due 02/01/14                                     35              35
Yum! Brands, Inc.
   8.875% due 04/15/11                                    120             137
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                    245             265
                                                                 ------------
                                                                       22,977
                                                                 ------------

International Debt - 5.0%
Abbey National PLC (f)
   (Step Up, 7.570%, 06/15/08)
   6.700% due 06/29/49                                    150             155
AXA SA
   8.600% due 12/15/30                                     50              67
BNP Paribas (f)(p)
   5.186% due 06/29/49                                    300             291
Brazilian Government International Bond
   9.760% due 06/29/09 (E)                                100             115
   9.250% due 10/22/10                                     60              67
   11.000% due 01/11/12                                   145             177
   7.875% due 03/07/15                                    100             107
   8.000% due 01/15/18                                    600             647
   8.875% due 04/15/24                                    205             229
British Telecommunications PLC
   8.375% due 12/15/10                                     90             102
   8.875% due 12/15/30                                    120             161
Conoco Funding Co.
   6.350% due 10/15/11                                    450             482

                                                              Core Bond Fund  61

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Deutsche Telekom International Finance BV (E)
   8.250% due 06/15/30                                     75              95
EnCana Corp.
   6.500% due 08/15/34                                     40              45
Export-Import Bank of China (p)
   4.875% due 07/21/15                                    210             204
Export-Import Bank of Korea (p)
   4.125% due 02/10/09                                    120             117
France Telecom SA
   7.750% due 03/01/11                                    130             145
Gazprom OAO (p)
   8.625% due 04/28/34                                     80             101
Intelsat, Ltd.
   6.500% due 11/01/13                                    200             149
Ispat Inland ULC
   9.750% due 04/01/14                                    304             344
Korea Development Bank
   4.250% due 11/13/07                                     50              49
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                     60              59
Mexico Government International Bond
   8.375% due 01/14/11                                    100             114
   6.375% due 01/16/13                                    130             138
   8.300% due 08/15/31                                     65              84
Mizuho Financial Group Cayman, Ltd. (p)
   5.790% due 04/15/14                                    200             207
Panama Government International Bond
   9.375% due 07/23/12                                    100             117
Peru Government International Bond
   9.125% due 02/21/12                                    200             228
   9.875% due 02/06/15                                    200             240
Poland Government International Bond
   (Step Up, 4.750%, 04/27/06)
   4.750% due 10/27/24                                    200             197
Province of Quebec
   5.000% due 07/17/09                                     20              20
Province of Quebec Canada
   6.125% due 01/22/11                                    630             666
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (p)
   5.298% due 09/30/20                                     75              74
Ras Laffan LNG III (p)
   5.838% due 09/30/27                                    250             251
Resona Bank, Ltd. (f)(p)
   5.850% due 09/29/49                                    255             254

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                    550             630
Russia Government International Bond
   8.250% due 03/31/10                                    200             213
   5.000% due 03/31/30                                    300             339
   5.000% due 03/31/30 (p)                                375             423
Santander Financial Issuances
   6.375% due 02/15/11                                    110             117
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    135             149
Shaw Communications, Inc.
   8.250% due 04/11/10                                    125             134
Stora Enso OYJ
   7.375% due 05/15/11                                     85              92
Sumitomo Mitsui Banking Corp. (E)(f)(p)
   5.625% due 07/29/49                                    300             299
Systems 2001 AT LLC (p)
   7.156% due 12/15/11                                    130             136
Telecom Italia Capital SA
   4.000% due 01/15/10                                    860             819
   5.250% due 10/01/15                                    145             141
Telefonica Europe BV
   7.750% due 09/15/10                                    225             246
TELUS Corp.
   8.000% due 06/01/11                                    445             499
Tengizchevroil Finance Co. (p)
   6.124% due 11/15/14                                    150             153
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                     35              38
                                                                 ------------
                                                                       10,926
                                                                 ------------

Mortgage-Backed Securities - 53.6%
ABN Amro Mortgage Corp.
   Series 2003-13 Class A3
   5.500% due 01/25/34                                  1,451           1,380
Adjustable Rate Mortgage Trust (E)
   Series 2005-3 Class 8A2
   4.619% due 07/25/35                                    516             513
American Home Mortgage Investment Trust (E)
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    229             223
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                    445             442
   Series 2004-4 Class A3
   4.128% due 07/10/42                                    300             291

 62  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Banc of America Funding Corp. (E)
   Series 2005-D Class A1
   4.116% due 05/25/35                                    182             177
Banc of America Mortgage Securities
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                     24              24
   Series 2004-11 Class 2A1
   5.750% due 01/25/35                                    489             484
Bank of America Alternative Loan Trust (E)
   Series 2003-2 Class CB2
   4.879% due 04/25/33                                    151             151
   Series 2003-10 Class 2A2
   4.641% due 12/25/33                                    304             306
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-1 Class 6A1
   5.070% due 04/25/33                                     93              92
   Series 2003-8 Class 4A1
   4.698% due 01/25/34                                    203             201
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.426% due 05/25/35                                    413             415
Countrywide Alternative Loan Trust
   Series 2004-2CB Class 1A4 (E)
   4.591% due 03/25/34                                    655             656
   Series 2005-57C Class 4A3
   5.500% due 12/25/35                                    508             508
Countrywide Home Loan Mortgage Pass Through
   Trust (E)
   Series 2005-3 Class 1A2
   4.668% due 04/25/35                                     80              80
   Series 2005-9 Class M6
   5.528% due 05/25/35                                    135             132
   Series 2005-HYB Class 3A2
   5.250% due 11/20/25                                     99              99
   Series 2004-16 Class 1A1
   4.778% due 09/25/34                                    650             651
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                    332             339
   Series 1999-CG1 Class S
   Interest Only STRIP
   1.037% due 03/10/32                                  3,651              94
Downey Savings & Loan Association Mortgage Loan
   Trust (E)
   Series 2004-AR3 Class 1A1B
   5.358% due 07/19/44                                    231             234

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
Fannie Mae
   15 Year TBA (I)
   4.500%                                                 340             331
   5.000%                                               2,460           2,433
   5.500%                                               1,435           1,444
   30 Year TBA (I)
   4.500%                                                 790             744
   5.000%                                               2,850           2,760
   5.500%                                              16,190          16,028
   6.000%                                                 490             494
   6.500%                                                 205             210
   6.000% due 2016                                         24              24
   3.766% due 2017 (E)                                     91              91
   5.000% due 2017                                        744             737
   6.000% due 2017                                        136             139
   4.500% due 2018                                        420             410
   5.000% due 2018                                        332             329
   4.500% due 2019                                        469             457
   5.000% due 2019                                      1,668           1,651
   4.500% due 2020                                        720             703
   5.000% due 2020                                      2,879           2,849
   5.500% due 2020                                        140             141
   5.500% due 2029                                        100              99
   6.000% due 2032                                        701             709
   7.000% due 2032                                        329             342
   5.000% due 2033                                        720             700
   5.500% due 2033                                      3,600           3,573
   6.000% due 2033                                        275             279
   5.000% due 2034                                        846             823
   5.500% due 2034                                      5,598           5,548
   6.000% due 2034                                        589             594
   5.000% due 2035                                      5,960           5,774
   5.500% due 2035                                     28,641          28,376
   6.000% due 2035                                      1,109           1,118
   6.500% due 2035                                        883             907
   4.382% due 2036 (E)                                    647             651
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                    387             398
   Series 2003-32 Class FH (E)
   4.779% due 11/25/22                                    459             462
   Series 2003-78 Class FI (E)
   4.594% due 01/25/33                                    437             439
   Series 2004-21 Class FL (E)
   4.544% due 11/25/32                                    246             246
   Series 2005-65 Class FP (E)
   4.444% due 08/25/35                                    390             391
   Series 2005-120 Class UF (E)
   4.515% due 03/25/35                                    495             497
Fannie Mae Grantor Trust (E)
   Series 2005-T2 Class 1A1
   4.452% due 11/28/35                                     47              47

                                                              Core Bond Fund  63

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fannie Mae Whole Loan
   Series 2003-W1 Class 1A1
   6.500% due 12/25/42                                     69              70
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2004-H01 Class A1
   2.614% due 07/15/11                                    255             252
   Series 2005-63 Class 1A1 (E)
   4.219% due 02/25/45                                     88              89
Freddie Mac
   30 Year TBA (I)
   5.000%                                               3,300           3,194
   5.500%                                               3,120           3,091
   6.000%                                                 270             273
   Series 2000-226 Class F (E)
   4.420% due 11/15/30                                     27              27
   Series 2003-263 Class YH
   3.500% due 08/15/22                                    526             522
   Series 2004-278 Class ZE
   4.500% due 04/15/34                                  1,391           1,112
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                    235              37
   Series 2003-269 Class FE (E)
   4.715% due 12/15/28                                    426             430
   Series 2004-277 Class UF (E)
   4.669% due 06/15/33                                    599             601
   Series 2004-281 Class DF (E)
   4.565% due 06/15/23                                    173             175
   Series 2005-294 Class FA (E)
   4.285% due 03/15/20                                    335             335
   Series 2005-305 Class JF (E)
   4.415% due 10/15/35                                    433             433
Freddie Mac (E)
   5.638% due 2030                                          3               3
Freddie Mac Gold
   6.000% due 2016                                         45              46
   5.000% due 2018                                        339             336
   5.500% due 2020                                      1,379           1,387
   5.000% due 2033                                        268             261
Ginnie Mae I
   30 Year TBA (I)
   6.500%                                                 230             240
   6.000% due 2029                                         19              20
Ginnie Mae II (E)
   4.375% due 2026                                        327             328
   4.750% due 2027                                         22              22
   3.750% due 2032                                        233             231

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
Government National Mortgage Association (E)
   Series 2000-29 Class F
   4.296% due 09/20/30                                     40              41
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                    285             288
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                    580             581
GS Mortgage Securities Corp. II
   Series 2005-GG4 Class A4
   4.761% due 07/10/39                                    295             286
Impac CMB Trust (E)
   Series 2004-3 Class 1A
   4.441% due 06/25/34                                    158             158
Impac Secured Assets CMN Owner Trust (E)
   Series 2004-3 Class 1A1
   4.391% due 11/25/34                                     37              37
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                    380             370
   Series 2005-LDP Class A4
   5.179% due 12/15/44                                    350             354
LB-UBS Commercial Mortgage Trust
   Series 2004-C4 Class A3
   5.156% due 06/15/29                                    640             643
Mastr Asset Securitization Trust
   Series 2005-2 Class 1A1
   5.250% due 11/25/35                                    799             787
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   4.360% due 06/15/30                                    318             318
Merrill Lynch Mortgage Trust
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                    380             372
   Series 2005-LC1 Class A2
   5.202% due 01/12/44                                    295             297
Nomura Asset Acceptance Corp. (E)
   Series 2005-AP1 Class 2A1
   4.529% due 02/25/35                                    197             197
Prime Mortgage Trust (E)
   Series 2004-CL1 Class 1A2
   4.591% due 02/25/34                                     65              65
Residential Accredit Loans, Inc.
   Series 2005-QA8 Class NB3
   5.527% due 07/25/35                                    347             346
   Series 2004-QS8 Class A4 (E)
   4.591% due 06/25/34                                    466             467

 64  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   4.641% due 02/25/34                                    509             510
Residential Funding Mortgage Sec I (E)
   Series 2003-S5 Class 1A2
   4.641% due 11/25/18                                    261             263
SACO I, Inc. (E)(p)
   Series 2004-2 Class A2
   4.381% due 07/25/19                                     40              40
Sequoia Mortgage Trust (E)
   Series 2001-5 Class A
   4.509% due 10/19/26                                    169             169
   Series 2004-3 Class A
   4.270% due 05/20/34                                  1,083           1,080
Small Business Administration Participation
   Certificates
   Series 2005-20G Class 1
   4.750% due 07/01/25                                  1,000             981
Structured Asset Securities Corp.
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                    650             640
Wachovia Bank Commercial Mortgage Trust
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                    660             644
Washington Mutual, Inc.
   Series 2005-AR6 Class B3 (E)
   4.851% due 04/25/45                                    255             255
   Series 2005-AR1 Class 1A1
   4.844% due 10/25/35                                    394             390
   Series 2005-AR1 Class A1A1 (E)
   4.481% due 10/25/45                                     98              98
   Series 2005-AR1 Class A1C1 (E)
   4.560% due 12/25/45                                    495             495
                                                                 ------------
                                                                      116,127
                                                                 ------------

Municipal Bonds - 1.0%
City of Chicago Illinois General Obligation
   Unlimited (u)
   weekly demand
   5.000% due 01/01/34                                    600             620
City of New York New York
   General Obligation Unlimited
   weekly demand
   5.000% due 03/01/30                                    100             103

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
Eagle Mountain & Saginaw Independent School
   District General Obligation Unlimited weekly
   demand
   4.750% due 08/15/33                                    600             605
Golden State Tobacco Securitization Corp.
   Revenue Bonds weekly demand
   6.750% due 06/01/39                                    400             447
Tobacco Settlement Financing Corp. Revenue Bonds
   4.375% due 06/01/19                                     75              75
   6.250% due 06/01/43                                    200             217
University of Texas Revenue Bonds weekly demand
   5.000% due 08/15/33                                    100             104
                                                                 ------------
                                                                        2,171
                                                                 ------------

Non-US Bonds - 0.3%
Canadian Government Bond
   3.000% due 12/01/36                             CAD     42              50
United Kingdom Gilt
   5.750% due 12/07/09                             GBP    400             727
                                                                 ------------
                                                                          777
                                                                 ------------

United States Government Agencies - 2.2%
Fannie Mae
   3.875% due 02/15/10                                    710             688
   4.375% due 03/15/13                                    345             336
Financing Corp.
   Principal Only STRIP
   Zero coupon due 05/11/16                                80              48
   Zero coupon due 06/06/16                               230             139
   Zero coupon due 12/27/16                               275             161
   Zero coupon due 10/06/17                               460             262
   Zero coupon due 11/30/17                               680             384
   Zero coupon due 04/06/18                               335             186
   Zero coupon due 05/11/18                                95              53
   Zero coupon due 08/03/18                               605             330
   Zero coupon due 11/02/18                               485             261
   Zero coupon due 12/06/18                               245             131
   Zero coupon due 04/05/19                               380             200
   Zero coupon due 09/26/19                               615             316
Freddie Mac
   2.750% due 03/15/08                                    210             202
   4.000% due 12/15/09                                    715             697
Residual Funding
   Principal Only STRIP
   Zero coupon due 10/15/20                               600             297
                                                                 ------------
                                                                        4,691
                                                                 ------------

                                                              Core Bond Fund  65

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United States Government Treasuries - 10.8%
United States Treasury Inflation Indexed Bonds
   3.375% due 01/15/07 (sec.)                             124             125
   2.000% due 07/15/14                                  3,587           3,567
   2.375% due 01/15/25                                    211             222
United States Treasury Notes
   4.375% due 05/15/07                                  2,320           2,318
   3.625% due 06/30/07                                  3,120           3,084
   6.000% due 08/15/09                                    240             253
   3.875% due 05/15/10                                  3,215           3,154
   4.750% due 05/15/14                                  4,198           4,300
   8.750% due 05/15/17                                    705             968
   6.000% due 02/15/26                                  4,630           5,460
                                                                 ------------
                                                                       23,451
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $191,808)                                                       192,117
                                                                 ------------

PREFERRED STOCKS - 0.3%
Financial Services - 0.3%
DG Funding Trust (A)                                       49             521
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $516)                                                               521
                                                                 ------------

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Eurodollar Futures
   Mar 2006 95.25 Call (14)                             3,334               2
   Jun 2006 93.25 Put (41)                              9,558              --
   Dec 2006 91.75 Put (13)                              2,982              --
   Dec 2006 92.00 Put (56)                             12,880              --
Swaptions
   USD Three Month LIBOR (Fund Pays)/USD
   4.800% (Fund Receives)
   Feb 2006 0.00 Call (1)                               1,300              --
   USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Apr 2006 0.00 Call (1)                               2,000               1
   USD Three Month LIBOR (Fund Pays)/USD
   4.750% (Fund Receives)
   Aug 2006 0.00 Call (1)                               2,000               7
   USD Three Month LIBOR (Fund Pays)/USD
   4.250% (Fund Receives)
   Oct 2006 0.00 Call (1)                               2,000               2
   USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Oct 2006 0.00 Call (2)                               5,000              11
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $49)                                                                 23
                                                                 ------------


 66  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
WARRANTS & RIGHTS - 0.0%
Miscellaneous - 0.0%
Mexico Government International Bond Value
   Recovery Rights (AE)
   Series D                                         2,496,000              49
   Series E                                         1,900,000              47
                                                                 ------------
                                                                           96
                                                                 ------------

Utilities - 0.0%
GT Group Telecom, Inc.
   2010 Warrants (AE)(p)                                  175              --
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $30)                                                                 96
                                                                 ------------

SHORT-TERM INVESTMENTS - 26.4%
Brazilian Government International Bond (E)
   5.188% due 04/15/06                                     16              16
DaimlerChrysler NA Holding Corp. (E)
   Series MTND
   4.698% due 11/17/06                                    600             600
Danske Corp. (c)(z)
   4.030% due 02/06/06                                    800             797
Dexia Del LLC (z)
   4.375% due 03/13/06                                    900             892
   4.380% due 03/14/06                                  1,900           1,883
DNB NOR Bank ASA (z)
   4.265% due 02/22/06 (c)                                700             696
   4.380% due 03/15/06                                  2,400           2,373
Duke Capital LLC
   4.302% due 05/18/06                                     70              70
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     30              30
Fannie Mae (E)
   3.799% due 09/22/06                                    400             400
Federal National Mortgage Association Discount
   Notes (c)(z)
   4.060% due 02/01/06                                  2,400           2,392

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
France Telecom SA
   7.200% due 03/01/06                                    440             442
Frank Russell Investment Company Money Market
   Fund                                            25,283,000          25,283
Freddie Mac Discount Notes (z)
   3.881% due 01/03/06 (c)                              1,200           1,200
   4.142% due 03/14/06                                    100              99
   4.354% due 05/16/06                                  2,000           1,967
General Electric Capital Corp. (z)
   4.380% due 03/15/06                                  2,800           2,774
General Motors Acceptance Corp. (E)
   5.070% due 04/13/06                                    800             789
HBOS Treasury Service PLC (c)
   4.175% due 02/07/06                                  1,900           1,892
   4.285% due 02/24/06                                  1,200           1,192
Swedbank Forenings (c)(z)
   4.075% due 01/20/06                                    900             898
   4.170% due 02/03/06                                  2,100           2,092
UBS Financial Del, LLC (c)(z)
   4.190% due 01/03/06                                    400             400
   4.170% due 02/03/06                                  2,700           2,693
United States Treasury Bills (z)
   3.970% due 01/03/06 (c)(sec.)                           30              30
   3.895% due 03/02/06 (sec.)                             205             204
   3.670% due 03/16/06 (sec.)                              50              49
   3.820% due 03/16/06 (sec.)                              20              20
   3.830% due 03/16/06 (sec.)                             605             600
   3.840% due 03/16/06 (sec.)                             115             114
   3.841% due 03/16/06 (sec.)                              10              10
   3.870% due 03/16/06 (sec.)                              20              20
   7.000% due 07/15/06                                     85              86
   3.000% due 12/31/06                                  1,805           1,780
WestPac Trust Securities, Ltd. (c)(z)
   3.970% due 01/03/06                                  2,400           2,399
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $57,209)                                                         57,182
                                                                 ------------

TOTAL INVESTMENTS - 115.3%
(identified cost $249,612)                                            249,939

OTHER ASSETS AND LIABILITIES,
NET - (15.3%)                                                         (33,165)
                                                                 ------------

NET ASSETS - 100.0%                                                   216,774
                                                                 ============

               A portion of the portfolio has been fair valued as of period end.

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  67

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Eurodollar Futures (CME)
   expiration date 03/06 (4)                                  952                 (1)
   expiration date 06/06 (4)                                  952                 (1)
   expiration date 09/06 (20)                               4,758                (15)
   expiration date 12/06 (129)                             30,704                 19
   expiration date 03/07 (72)                              17,145                 (1)
   expiration date 06/07 (41)                               9,765                 (3)
   expiration date 09/07 (19)                               4,525                 (1)

United States Treasury Bonds
   expiration date 03/06 (33)                               3,768                 53

United States Treasury 2 Year Notes
   expiration date 03/06 (42)                               8,618                 (1)

United States Treasury 5 Year Notes
   expiration date 03/06 (58)                               6,168                 14

United States Treasury 10 Year Notes
   expiration date 03/06 (19)                               2,079                 14

Short Positions
United States Treasury 5 Year Notes
   expiration date 03/06 (19)                               2,021                 (3)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                         74
                                                                     ===============


OPTIONS WRITTEN                                      NOTIONAL            MARKET
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Sep 2006 95.50 Call (4)                                    955                 (1)
   Sep 2006 95.00 Put (3)                                     713                 (1)
   Sep 2006 95.25 Put (19)                                  4,524                (12)
   Sep 2006 95.50 Put (4)                                     955                 (4)
   Dec 2006 95.00 Put (3)                                     713                 (1)
   Dec 2006 95.25 Put (91)                                 21,669                (67)
   Dec 2006 95.50 Put (15)                                  3,581                (17)
   Mar 2007 95.25 Put (4)                                     953                 (3)
Eurodollar
   Midcurve 1 Year Futures
   Mar 2006 95.50 Call (14)                                 3,343                 (2)

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Swaptions
   GBP 4.500%
   (Fund Pays)/GBP
   Six Month LIBOR (Fund Receives)
   Dec 2006 0.00 Put (1)                                    2,000                 (7)
   USD Three Month LIBOR (Fund Pays)/USD
   4.810% (Fund Receives)
   Feb 2006 0.00 Call (1)                                     300                 (1)
   USD Three Month LIBOR
   (Fund Pays)/USD
   4.540% (Fund Receives)
   Apr 2006 0.00 Call (1)                                   1,000                 (2)
   USD Three Month LIBOR
   (Fund Pays)/USD
   4.780% (Fund Receives)
   Aug 2006 0.00 Call (1)                                   1,000                 (8)
   USD Three Month LIBOR
   (Fund Pays)/USD
   4.300% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   1,000                 (3)
   USD Three Month LIBOR
   (Fund Pays)/USD
   4.540% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   1,000                 (5)
   USD Three Month LIBOR
   (Fund Pays)/USD
   4.560% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   1,000                 (6)

United States Treasury Notes
   10 Year Futures
   Feb 2006 111.00 Call (7)                                   777                 (2)

United States Treasury Notes
   10 Year Futures
   Feb 2006 107.00 Put (12)                                 1,284                 (2)
                                                                     ---------------

Total Liability for Options Written (premiums
   received $185)                                                               (144)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 68  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              48   EUR               41    01/18/06                 --
USD              49   EUR               41    01/18/06                 --
USD             100   EUR               84    01/18/06                 --
USD             119   EUR              100    01/18/06                 --
USD             164   EUR              140    01/18/06                  2
USD           1,805   EUR            1,510    06/23/06                 --
USD             151   GBP               88    01/12/06                 --
USD           1,200   JPY          141,326    01/10/06                 --
CAD              38   USD               32    01/12/06                 (1)
JPY          10,855   GBP               53    01/12/06                 (1)
JPY          10,855   GBP               53    01/12/06                 --
JPY          11,284   GBP               54    01/12/06                 (2)
JPY          11,284   GBP               54    01/12/06                 (1)
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                  (3)
                                                           ==============

INTEREST RATE SWAPS CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
        COUNTER              NOTIONAL                                                    TERMINATION           VALUE
         PARTY                AMOUNT         FUND RECEIVES           FUND PAYS               DATE                $
-----------------------   --------------   ------------------   --------------------   ----------------   ----------------
Barclays Bank PLC           GBP       50   5.000%               6 Month LIBOR              06/16/11                      2
Barclays Bank PLC           USD    1,500   5.000%               3 Month LIBOR              06/21/08                      4
                                                                Consumer Price Index
BNP Paribas                 USD      500   2.090%               (France)                   12/15/10                      2
Goldman                     USD      300   5.000%               3 Month LIBOR              06/21/16                      1
Lehman Brothers             USD    4,700   4.000%               3 Month LIBOR              06/21/11                     20
Lehman Brothers             USD      200   5.000%               3 Month LIBOR              12/15/35                     (3)
Merrill                     GBP      100   4.000%               6 Month LIBOR              12/15/35                     (1)
                                                                                                          ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($11)                                25
                                                                                                          ================

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  69

RUSSELL INVESTMENT COMPANY
CORE BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       5.1
Corporate Bonds and Notes                                    10.6
International Debt                                            5.0
Mortgage-Backed Securities                                   53.6
Municipal Bonds                                               1.0
Non-US Bonds                                                  0.3
United States Government Agencies                             2.2
United States Government Treasuries                          10.8
Preferred Stocks                                              0.3
Warrants & Rights                                              --*
Short-Term Investments                                       26.4
                                                  ---------------
Total Investments                                           115.3
Other Assets and Liabilities, Net                           (15.3)
                                                  ---------------
                                                            100.0
                                                  ===============

Futures Contracts                                              --*
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                           (--)*
Interest Rate Swaps Contracts                                  --*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 70  Core Bond Fund

RUSSELL INVESTMENT FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- DECEMBER 31, 2005

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Nonincome-producing security.
(o)   Real Estate Investment Trust (REIT).
(sec.)All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(c)   At amortized cost, which approximates market.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(I)   Forward commitment.
(f) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(u)   Bond is insured by a guarantor.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(ffl) In default.
(B)   Illiquid security.
(X) The security is purchased with the cash collateral from the securities loaned.
(N)   All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(A)   Illiquid and restricted security.

ABBREVIATIONS:

ADR - American Depositary Receipt
ADS - American Depositary Share
CIBOR - Copenhagen Interbank Offered Rate
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

FOREIGN CURRENCY ABBREVIATIONS:

   ARS - Argentine peso                    GBP - British pound sterling            PEN - Peruvian nouveau sol
   AUD - Australian dollar                 HKD - Hong Kong dollar                  PHP - Philippine peso
   BRL - Brazilian real                    HUF - Hungarian forint                  PLN - Polish zloty
   CAD - Canadian dollar                   IDR - Indonesian rupiah                 RUB - Russian ruble
   CHF - Swiss franc                       ILS - Israeli shekel                    SEK - Swedish krona
   CLP - Chilean peso                      INR - Indian rupee                      SGD - Singapore dollar
   CNY - Chinese renminbi yuan             ITL - Italian lira                      SKK - Slovakian koruna
   COP - Colombian peso                    JPY - Japanese yen                      THB - Thai baht
   CRC - Costa Rica colon                  KES - Kenyan schilling                  TRY - Turkish lira
   CZK - Czech koruna                      KRW - South Korean won                  USD - United States dollar
   DKK - Danish krone                      MXN - Mexican peso                      VEB - Venezuelan bolivar
   EGP - Egyptian pound                    MYR - Malaysian ringgit                 VND - Vietnamese dong
   EUR - Euro                              NZD - New Zealand dollar                ZAR - South African rand

                                           Notes to Schedules of Investments  71

RUSSELL INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2005

                                                                           MULTI-STYLE EQUITY
AMOUNTS IN THOUSANDS                                                              FUND
----------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                           $            327,656
----------------------------------------------------------------------------------------------
Investments, at market***                                                              363,966
Cash                                                                                        --
Foreign currency holdings*                                                                  --
Unrealized appreciation on foreign currency exchange contracts                              --
Receivables:
      Dividends and interest                                                               383
      Dividends from affiliated money market fund                                           67
      Investments sold                                                                   1,943
      Fund shares sold                                                                   1,071
      Foreign taxes recoverable                                                             --
      From Adviser                                                                          --
Prepaid expenses                                                                             1
Unrealized appreciation on index swap contracts                                             --
Interest rate swap contracts, at market value****                                           --
                                                                          --------------------
Total assets                                                                           367,431
                                                                          --------------------

LIABILITIES
Payables:
      Due to custodian                                                                      --
      Investments purchased                                                              2,319
      Fund shares redeemed                                                                 679
      Accrued fees to affiliates                                                           236
      Other accrued expenses                                                                42
      Daily variation margin on futures contracts                                           75
Unrealized depreciation on foreign currency exchange contracts                              --
Options written, at market value**                                                          --
Payable upon return of securities loaned                                                14,421
Interest rate swap contracts, at market value****                                           --
                                                                          --------------------
Total liabilities                                                                       17,772
                                                                          --------------------

NET ASSETS                                                                $            349,659
                                                                          ====================
Net Assets Consist of:
Undistributed (overdistributed) net investment income                     $                852
Accumulated net realized gain (loss)                                                   (51,533)
Unrealized appreciation (depreciation) on:
      Investments                                                                       36,310
      Futures contracts                                                                   (177)
      Options written                                                                       --
      Index swap contracts                                                                  --
      Interest rate swap contracts                                                          --
      Foreign currency-related transactions                                                 --
Shares of beneficial interest                                                              261
Additional paid-in capital                                                             363,946
                                                                          --------------------
NET ASSETS                                                                $            349,659
                                                                          ====================

See accompanying notes which are an integral part of the financial statements.

 72  Statement of Assets and Liabilities

    AGGRESSIVE EQUITY       NON-U.S.         REAL ESTATE        CORE BOND
          FUND                FUND         SECURITIES FUND         FUND
----------------------------------------------------------------------------
     $      227,977      $      287,129    $      335,686     $      249,612
----------------------------------------------------------------------------
            257,287             350,800           461,688            249,939
                 --                  --                --                 19
                 --               2,236                --                  8
                 --                 531                --                  2
                234                 322             2,188              1,304
                 31                  76                56                 92
              1,595               1,076             1,509              4,022
                  3                 164               265                 11
                 --                  41                --                 --
                  1                  47                --                 --
                 --                  --                 1                 --
                 --                  45                --                 --
                 --                  --                --                 29
     --------------      --------------    --------------     --------------
            259,151             355,338           465,707            255,426
     --------------      --------------    --------------     --------------

                 --                 150                --                 --
              1,679               1,121             1,519             38,314
                978                   6                16                  5
                169                 245               331                111
                 47                  94                35                 41
                 25                 224                --                 28
                 --                 674                --                  5
                 --                  42                --                144
             51,961              50,521            20,714                 --
                 --                  --                --                  4
     --------------      --------------    --------------     --------------
             54,859              53,077            22,615             38,652
     --------------      --------------    --------------     --------------

     $      204,292      $      302,261    $      443,092     $      216,774
     ==============      ==============    ==============     ==============
     $           --      $       (1,442)   $           --     $          299
              2,572             (21,311)            5,157               (989)
             29,310              63,671           126,002                327
               (161)                321                --                 74
                 --                   1                --                 41
                 --                  45                --                 --
                 --                  --                --                 36
                 --                (166)               --                 11
                142                 238               256                212
            172,429             260,904           311,677            216,763
     --------------      --------------    --------------     --------------
     $      204,292      $      302,261    $      443,092     $      216,774
     ==============      ==============    ==============     ==============

  See accompanying notes which are an integral part of the financial statements.
                                         Statement of Assets and Liabilities  73

RUSSELL INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- DECEMBER 31, 2005

                                                                           MULTI-STYLE EQUITY
                                                                                  FUND
----------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share*****                                         $              13.37
      Net assets                                                          $        349,658,736
      Shares outstanding ($.01 par value)                                           26,150,944
----------------------------------------------------------------------------------------------
Amounts in thousands
*     Foreign currency holdings - cost                                    $                 --
**    Premiums received on options written                                $                 --
***   Securities on loan included in investments                          $             14,000
****  Interest rate swap contracts - premiums paid (received)             $                 --
***** Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

 74  Statement of Assets and Liabilities

    AGGRESSIVE EQUITY       NON-U.S.         REAL ESTATE        CORE BOND
          FUND                FUND         SECURITIES FUND         FUND
----------------------------------------------------------------------------
     $        14.40      $        12.68    $        17.28     $        10.23
     $  204,291,660      $  302,260,663    $  443,091,604     $  216,774,245
         14,184,761          23,832,473        25,635,865         21,190,831
----------------------------------------------------------------------------

     $           --      $        2,249    $           --     $            8
     $           --      $           43    $           --     $          185
     $       50,273      $       47,847    $       20,182     $           --
     $           --      $           --    $           --     $          (11)

  See accompanying notes which are an integral part of the financial statements.
                                         Statement of Assets and Liabilities  75

RUSSELL INVESTMENT FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

                                                                  MULTI-STYLE EQUITY
AMOUNTS IN THOUSANDS                                                     FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                                                 $                5,338
      Dividends from affiliated money market fund                                  558
      Interest                                                                      36
      Securities lending income                                                     15
      Less foreign taxes withheld                                                   --
                                                                ----------------------
Total investment income                                                          5,947
                                                                ----------------------

EXPENSES
      Management fees                                                            2,629
      Custodian fees                                                               219
      Transfer agent fees                                                           10
      Professional fees                                                             58
      Trustees' fees                                                                 9
      Printing fees                                                                  7
      Miscellaneous                                                                 13
                                                                ----------------------
      Expenses before reductions                                                 2,945
      Expense reductions                                                          (156)
                                                                ----------------------
Net expenses                                                                     2,789
                                                                ----------------------
Net investment income (loss)                                                     3,158
                                                                ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments (Non-U.S. Fund - net of foreign capital
       gains taxes)                                                             27,501
      Futures contracts                                                          1,775
      Options written                                                               --
      Index swap contracts                                                          --
      Interest rate swap contracts                                                  --
      Foreign currency-related transactions                                         --
                                                                ----------------------
Net realized gain (loss)                                                        29,276
                                                                ----------------------
Net change in unrealized appreciation (depreciation) on:
      Investments                                                               (7,565)
      Futures contracts                                                           (646)
      Options written                                                               --
      Index swap contracts                                                          --
      Interest rate swap contracts                                                  --
      Foreign currency-related transactions                                         --
                                                                ----------------------
Net change in unrealized appreciation (depreciation)                            (8,211)
                                                                ----------------------
Net realized and unrealized gain (loss)                                         21,065
                                                                ----------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           $               24,223
                                                                ======================

See accompanying notes which are an integral part of the financial statements.

 76  Statement of Operations

    AGGRESSIVE EQUITY       NON-U.S.         REAL ESTATE       CORE BOND
          FUND                FUND         SECURITIES FUND        FUND
--------------------------------------------------------------------------
      $       1,900      $        6,623     $      10,850     $         47
                274                 648               472              921
                 21                  90                --            7,728
                137                 204                42               --
                 --                (679)               --               --
      -------------      --------------     -------------     ------------
              2,332               6,886            11,364            8,696
      -------------      --------------     -------------     ------------

              1,854               2,593             3,486            1,186
                279                 744               157              168
                  8                   9                11                7
                 44                  60                55               49
                  5                   7                11                5
                  4                   6                 9                4
                  7                  10                14                7
      -------------      --------------     -------------     ------------
              2,201               3,429             3,743            1,426
               (273)               (385)              (11)             (43)
      -------------      --------------     -------------     ------------
              1,928               3,044             3,732            1,383
      -------------      --------------     -------------     ------------
                404               3,842             7,632            7,313
      -------------      --------------     -------------     ------------

             16,022              19,849            38,341             (408)
                824               5,648                --             (533)
                 --                  86                --              132
                 --                 528                --               --
                 --                  --                --             (115)
                 --              (2,208)               --              (76)
      -------------      --------------     -------------     ------------
             16,846              23,903            38,341           (1,000)
      -------------      --------------     -------------     ------------
             (4,308)              9,355             7,220           (2,625)
               (443)                 91                --              322
                 --                  53                --               24
                 --                  45                --               --
                 --                  --                --              (22)
                 --                (290)               --              (18)
      -------------      --------------     -------------     ------------
             (4,751)              9,254             7,220           (2,319)
      -------------      --------------     -------------     ------------
             12,095              33,157            45,561           (3,319)
      -------------      --------------     -------------     ------------
      $      12,499      $       36,999     $      53,193     $      3,994
      =============      ==============     =============     ============

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  77

RUSSELL INVESTMENT FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED DECEMBER 31,

                                                                                  MULTI-STYLE EQUITY
                                                                                         FUND
                                                                          ----------------------------------
AMOUNTS IN THOUSANDS                                                           2005               2004
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                        $        3,158    $          2,983
      Net realized gain (loss)                                                    29,276              21,388
      Net change in unrealized appreciation (depreciation)                        (8,211)              5,913
                                                                          --------------    ----------------
Net increase (decrease) in net assets from operations                             24,223              30,284
                                                                          --------------    ----------------

DISTRIBUTIONS
      From net investment income                                                  (3,627)             (2,311)
      From net realized gain                                                          --                  --
                                                                          --------------    ----------------
Net decrease in net assets from distributions                                     (3,627)             (2,311)
                                                                          --------------    ----------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions               (3,696)              8,019
                                                                          --------------    ----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                       16,900              35,992

NET ASSETS
      Beginning of period                                                        332,759             296,767
                                                                          --------------    ----------------

      End of period                                                       $      349,659    $        332,759
                                                                          ==============    ================

      Undistributed (overdistributed) net investment income included
       in net assets                                                      $          852    $          1,321

See accompanying notes which are an integral part of the financial statements.

 78  Statement of Changes in Net Assets

                    AGGRESSIVE EQUITY             NON-U.S.
                          FUND                      FUND
             -------------------------------   --------------
                  2005             2004             2005
-------------------------------------------------------------

             $          404   $          293   $        3,842
                     16,846           18,530           23,903
                     (4,751)           6,122            9,254
             --------------   --------------   --------------
                     12,499           24,945           36,999
             --------------   --------------   --------------

                       (355)            (297)          (4,388)
                    (18,690)          (6,579)              --
             --------------   --------------   --------------
                    (19,045)          (6,876)          (4,388)
             --------------   --------------   --------------

                     15,255           11,129           10,884
             --------------   --------------   --------------

                      8,709           29,198           43,495

                    195,583          166,385          258,766
             --------------   --------------   --------------

             $      204,292   $      195,583   $      302,261
             ==============   ==============   ==============

             $           --   $           --   $       (1,442)

                 NON-U.S.                REAL ESTATE
                   FUND                SECURITIES FUND
              --------------   -------------------------------
                   2004             2005             2004
------------
              $        2,492   $        7,632   $        7,360
                      18,535           38,341           30,106
                      19,260            7,220           58,342
              --------------   --------------   --------------
                      40,287           53,193           95,808
              --------------   --------------   --------------
                      (4,649)          (8,794)          (7,137)
                          --          (38,314)         (20,710)
              --------------   --------------   --------------
                      (4,649)         (47,108)         (27,847)
              --------------   --------------   --------------
                      16,509           57,274           57,081
              --------------   --------------   --------------
                      52,147           63,359          125,042
                     206,619          379,733          254,691
              --------------   --------------   --------------
              $      258,766   $      443,092   $      379,733
              ==============   ==============   ==============
              $         (729)  $           --   $          223

                          CORE BOND
                            FUND
              ---------------------------------
                   2005              2004
------------
              $        7,313   $          3,715
                      (1,000)             4,610
                      (2,319)              (992)
              --------------   ----------------
                       3,994              7,333
              --------------   ----------------
                      (7,205)            (3,906)
                      (1,809)            (3,110)
              --------------   ----------------
                      (9,014)            (7,016)
              --------------   ----------------
                      45,943             28,332
              --------------   ----------------
                      40,923             28,649
                     175,851            147,202
              --------------   ----------------
              $      216,774   $        175,851
              ==============   ================
              $          299   $            146

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Changes in Net Assets  79

RUSSELL INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL INCOME
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED       (LOSS)
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)     FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------
MULTI-STYLE EQUITY FUND
December 31, 2005                                12.60               .12                .79              .91
December 31, 2004                                11.56               .11               1.02             1.13
December 31, 2003                                 9.04               .08               2.51             2.59
December 31, 2002                                11.84               .06              (2.80)           (2.74)
December 31, 2001                                14.13               .07              (2.06)           (1.99)
-----------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND
December 31, 2005                                14.90               .03                .90              .93
December 31, 2004                                13.47               .02               1.95             1.97
December 31, 2003                                 9.26               .01               4.21             4.22
December 31, 2002                                11.44              (.02)             (2.16)           (2.18)
December 31, 2001                                11.73                --(c)            (.28)            (.28)
-----------------------------------------------------------------------------------------------------------------
NON-U.S. FUND
December 31, 2005                                11.33               .16               1.38             1.54
December 31, 2004                                 9.76               .11               1.66             1.77
December 31, 2003                                 7.20               .09               2.69             2.78
December 31, 2002                                 8.64               .06              (1.37)           (1.31)
December 31, 2001                                11.15               .06              (2.52)           (2.46)
-----------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
December 31, 2005                                17.09               .32               1.82             2.14
December 31, 2004                                13.71               .36               4.33             4.69
December 31, 2003                                10.51               .55               3.28             3.83
December 31, 2002                                10.75               .54               (.13)             .41
December 31, 2001                                10.67               .57                .24              .81
-----------------------------------------------------------------------------------------------------------------
CORE BOND FUND
December 31, 2005                                10.50               .38               (.17)             .21
December 31, 2004                                10.47               .24                .24              .48
December 31, 2003                                10.43               .31                .31              .62
December 31, 2002                                10.13               .36                .52              .88
December 31, 2001                                10.07               .54                .18              .72
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
----------------------------------------
MULTI-STYLE EQUITY FUND
December 31, 2005                               (.14)                --             --
December 31, 2004                               (.09)                --             --
December 31, 2003                               (.07)                --             --
December 31, 2002                               (.06)                --             --
December 31, 2001                               (.06)              (.24)            --
----------------------------------------
AGGRESSIVE EQUITY FUND
December 31, 2005                               (.03)             (1.40)            --
December 31, 2004                               (.02)              (.52)            --
December 31, 2003                               (.01)                --             --
December 31, 2002                                 --                 --             --
December 31, 2001                                 --(c)              --           (.01)
----------------------------------------
NON-U.S. FUND
December 31, 2005                               (.19)                --             --
December 31, 2004                               (.20)                --             --
December 31, 2003                               (.22)                --             --
December 31, 2002                               (.13)                --             --
December 31, 2001                               (.04)                --           (.01)
----------------------------------------
REAL ESTATE SECURITIES FUND
December 31, 2005                               (.37)             (1.58)            --
December 31, 2004                               (.36)              (.95)            --
December 31, 2003                               (.61)                --           (.02)
December 31, 2002                               (.57)              (.08)            --
December 31, 2001                               (.55)              (.18)            --
----------------------------------------
CORE BOND FUND
December 31, 2005                               (.37)              (.11)            --
December 31, 2004                               (.26)              (.19)            --
December 31, 2003                               (.38)              (.20)            --
December 31, 2002                               (.30)              (.28)            --
December 31, 2001                               (.60)              (.06)            --
----------------------------------------

(a)   Average month-end shares outstanding were used for this calculation.
(b) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser or transfer agent.
(c)   Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

 80  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD          RETURN             (000)
-----------------------------------------------------------------------------
          (.14)             13.37                7.27            349,659
          (.09)             12.60                9.81            332,759
          (.07)             11.56               28.86            296,767
          (.06)              9.04              (23.19)           206,794
          (.30)             11.84              (14.21)           251,730
-----------------------------------------------------------------------------
         (1.43)             14.40                6.36            204,292
          (.54)             14.90               14.73            195,583
          (.01)             13.47               45.60            166,385
            --               9.26              (19.06)            97,794
          (.01)             11.44               (2.36)           111,693
-----------------------------------------------------------------------------
          (.19)             12.68               13.69            302,261
          (.20)             11.33               18.30            258,766
          (.22)              9.76               38.78            206,619
          (.13)              7.20              (15.15)           137,840
          (.05)              8.64              (22.03)           154,494
-----------------------------------------------------------------------------
         (1.95)             17.28               12.96            443,092
         (1.31)             17.09               34.88            379,733
          (.63)             13.71               37.21            254,691
          (.65)             10.51                3.80            160,176
          (.73)             10.75                7.84            111,982
-----------------------------------------------------------------------------
          (.48)             10.23                2.01            216,774
          (.45)             10.50                4.66            175,851
          (.58)             10.47                6.15            147,202
          (.58)             10.43                8.84            140,280
          (.66)             10.13                7.41            109,971
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
          NET(B)               GROSS           NET ASSETS(B)      TURNOVER RATE
---
            .83                 .87                 .94               130.00
            .87                 .88                 .96               123.29
            .87                 .95                 .82               107.67
            .92                 .99                 .61               145.90
            .92                 .99                 .57               131.67
---
            .99                1.13                 .21               130.09
           1.05                1.17                 .17               150.26
           1.06                1.26                 .10               138.95
           1.25                1.36                (.17)              139.24
           1.25                1.38                 .01               180.38
---
           1.12                1.26                1.41                87.98
           1.15                1.28                1.11                73.45
           1.16                1.41                1.14                50.29
           1.30                1.48                 .77                60.98
           1.30                1.43                 .64                79.79
---
            .91                 .91                1.86                64.24
            .92                 .92                2.43                47.21
            .95                 .95                4.66                38.84
            .99                 .99                5.01                55.43
           1.06                1.06                5.35                55.13
---
            .70                 .72                3.70               192.66
            .70                 .73                2.41               216.23
            .71                 .78                2.86               232.64
            .80                 .80                3.52               207.60
            .80                 .88                5.25               205.62
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  81

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

1. ORGANIZATION

   Russell Investment Funds (the "Investment Company") is a series investment company with five different investment portfolios referred to as Funds. These financial statements report on all five of the Funds. The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to Frank Russell Investment Management Company ("FRIMCo" or "Adviser").

   Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   - Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

 82  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   This policy is intended to assure that the Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund's net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage); a company specific news item; a natural disaster; or an armed conflict.

   Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment Income

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

   Dividends and Distributions to Shareholders

   For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by FRIMCo. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

                                               Notes to Financial Statements  83

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   Foreign Currency Translations

   The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

   The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Capital Gains Taxes

   The Non-U.S. Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Non-U.S. Fund may record a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2005. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Non-U.S. Fund, if applicable. The amounts related to capital gains taxes are included in net realized gain
   (loss) on investments in the Statement of Operations for the Fund. The deferred tax liability and capital gains taxes for the Non-U.S. Fund for the period ended December 31, 2005 was $0 and $28,432, respectively.

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign Currency Exchange Contracts

   In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-U.S. and Core Bond Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Non-U.S. and Core Bond Funds may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Non-U.S. and Core Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from

 84  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2005 are presented on the Schedule of Investments for the Non-U.S. and Core Bond Funds.

   Forward Commitments

   The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Options

   The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   Whether an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   Futures Contracts

   The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

   Swap Agreements

   The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on

                                               Notes to Financial Statements  85

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

   The Core Bond Fund may also enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Core Bond Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   Interest rate swaps are a counterparty agreement and can be customized to meet each party's needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

   The Core Bond Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Core Bond Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Core Bond Fund's custodian. To the extent that the Core Bond Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Core Bond Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Core Bond Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   Investment in International Markets

   Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended December 31, 2005, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

FUNDS                         PURCHASES             SALES
---------------------------------------------------------------
Multi-Style Equity        $     413,917,190   $     422,478,836
Aggressive Equity               243,105,046         245,562,991
Non-U.S.                        227,734,243         217,456,942

---------------------------------------------------------------
FUNDS                         PURCHASES             SALES
Real Estate Securities    $     278,745,567   $     254,218,218
Core Bond                       131,814,142         111,660,732

 86  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

   FUND                                       PURCHASES             SALES
   ----------------------------------------------------------------------------
   Core Bond                              $     254,731,472   $     202,763,985

   Written Options Contracts

   Transactions in written options contracts for the period ended December 31, 2005 were as follows:

                                                       NON-U.S. FUND                                 CORE BOND FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding December 31, 2004                         105    $           888,171                    122    $            42,685
   Opened                                                582              3,651,931                    436                280,358
   Closed                                               (676)            (4,497,460)                   (15)               (15,027)
   Expired                                                --                     --                   (360)              (123,461)
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding December 31, 2005                          11    $            42,642                    183    $           184,555
                                         ===================    ===================    ===================    ===================

   Securities Lending

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Corporation ("State Street") in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedule of Investments. The collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

   As of December 31, 2005, the non-cash collateral received for the securities on loan in the Aggressive Equity Fund was $125,441. The non-cash collateral consists of a pool of US Government securities.

4. RELATED PARTY TRANSACTIONS, FEES AND EXPENSES

   Manager

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager research services to FRIMCo.

   The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company's securities lending program in the Frank Russell Investment Company ("FRIC") Money Market Fund. FRIC is a registered investment company that employs the same investment adviser as the Investment Company. As of December 31, 2005, $79,805,000 of the Money Market Fund's net assets represents investments by the Funds.

                                               Notes to Financial Statements  87

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   The management fees are based upon the average daily net assets of each Fund and the rates specified in the table below are payable monthly and total $11,746,616 for the period ended December 31, 2005.

FUNDS                                   ANNUAL RATE
-----------------------------------------------------
Multi-Style Equity                          0.78%
Aggressive Equity                           0.95
Non-U.S.                                    0.95

-----------------------------------------------------
FUNDS                                   ANNUAL RATE
Real Estate Securities                      0.85%
Core Bond                                   0.60

   FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its management fee for each Fund, up to the full amount of its fee, equal to the amount by which the Fund's total operating expenses exceed a specified percentage of a Fund's average net assets on an annual basis and to reimburse each Fund for all remaining expenses, after fee waivers, that exceed such percentages. There were no reimbursements for the period ended December 31, 2005. The expense caps and waivers for the year ended December 31, 2005, were as follows:

                                                  MANAGEMENT
FUNDS                           EXPENSE CAP      FEES WAIVED
--------------------------------------------------------------
Multi-Style Equity                  0.87%       $       11,971
Aggressive Equity                   1.05               151,071
Non-U.S.                            1.15               288,847

--------------------------------------------------------------
                                                  MANAGEMENT
FUNDS                           EXPENSE CAP      FEES WAIVED
Real Estate Securities              1.10%       $           --
Core Bond                           0.70                37,694

   FRIMCo reimbursed certain Funds for amounts previously paid by those Funds to Russell/Mellon Analytical Services for analytical services received. The amounts of the reimbursement for the period ended December 31, 2005 were:

                                       REIMBURSEMENT
FUNDS                                      AMOUNT
-----------------------------------------------------
Multi-Style Equity                     $      143,356
Aggressive Equity                             120,566

-----------------------------------------------------
                                       REIMBURSEMENT
FUNDS                                      AMOUNT
Non-U.S.                               $       95,022
Real Estate Securities                         10,519

   FRIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended December 31, 2005, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                                       CUSTODY CREDIT
FUNDS                                      AMOUNT
-----------------------------------------------------
Multi-Style Equity                     $          369
Aggressive Equity                                 877
Non-U.S.                                          698

-----------------------------------------------------
                                       CUSTODY CREDIT
FUNDS                                      AMOUNT
Real Estate Securities                 $          601
Core Bond                                       4,806

   Transfer Agent

   FRIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Funds. FRIMCo retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds reported herein for the period ended December 31, 2005 were $43,601.

   Distributor

   Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FRIMCo, is the principal distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

   Brokerage Commissions

   The Funds will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of unaffiliated correspondent brokers. FRS is a registered broker and investment adviser and an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used (i) to obtain research services for FRIMCo to assist it in its capacity as a manager of managers,
   (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to

 88  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   execute portfolio securities transactions selected by money managers. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from FRS and LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through FRS. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Funds, the Funds' money managers were requested to and FRIMCo may, with respect to transactions it placed, effect transactions with or through FRS and its correspondents or other brokers only to the extent that the Funds received competitive execution, price and commissions. In addition, FRIMCo recommended targets for the amount of trading that money managers allocated through FRS based upon asset class, investment style and other factors. Research services provided to FRIMCo by FRS or other brokers included performance measurement statistics, fund analytics systems and market monitoring systems. Research services were generally obtained from unaffiliated third parties at market rates. Research provided to FRIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   Effective at the beginning of 2006, the Funds began effecting transactions though Lynch, Jones & Ryan, Inc. ("LJR") and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or FRIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for FRIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, FRIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to FRIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to FRIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

   Decisions concerning the acquisition of research services by FRIMCo are approved and monitored by a FRC Soft Dollar Committee, which consists principally of employees in research and investment management roles. The committee acts as an oversight body with respect to purchases of research services acquired by FRIMCo using soft dollars generated by funds managed by FRC affiliates, including the Funds. In addition, the committee is charged with setting an annual soft dollar budget with respect to research purchases.

   FRS, LJR or other brokers also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through FRS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of FRIMCo's Soft Dollar Committee once FRIMCo's research budget has been met, as determined annually in the Soft Dollar Committee budgeting process. For the period ended December 31, 2005, there was no commission recapture for the funds.

   FRS and LJR retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds. Trades through FRS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hire, fire or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

   Amounts retained by FRS for the period ended December 31, 2005 were as follows:

FUNDS                                  AMOUNT
-------------------------------------------------
Multi-Style Equity                 $       19,162
Aggressive Equity                           6,345

FUNDS                                  AMOUNT
-------------------------------------------------
Non-U.S.                           $       15,645
Real Estate Securities                      1,451

   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to FRIMCo.

                                               Notes to Financial Statements  89

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   Accrued fees payable to affiliates as of December 31, 2005 were as follows:

                              MULTI-STYLE EQUITY     AGGRESSIVE EQUITY         NON-U.S.         REAL ESTATE SECURITIES
   -------------------------------------------------------------------------------------------------------------------
   Management fees            $           233,638   $           167,424   $           243,809    $           329,087
   Transfer agent fees                      1,313                   772                 1,122                  1,691
   Trustee fees                               690                   377                   474                    693
                              -------------------   -------------------   -------------------    -------------------
                              $           235,641   $           168,573   $           245,405    $           331,471
                              ===================   ===================   ===================    ===================

                                   CORE BOND
   -------------------------
   Management fees            $           110,331
   Transfer agent fees                        795
   Trustee fees                               343
                              -------------------
                              $           111,469
                              ===================

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee of both FRIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting or Nominating and Governance Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair was paid a fee of $6,000 per year. Prior to June 1, 2005, the Lead Trustee received compensation of $10,000 annually. Effective June 1, 2005 the position of Lead Trustee was eliminated and a new chairperson of the Board was elected with additional annual compensation of $52,000.

5. FEDERAL INCOME TAXES

   At December 31, 2005, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

   FUNDS                                      12/31/09           12/31/10           12/31/11           12/31/13
   ----------------------------------------------------------------------------------------------------------------
   Multi-Style Equity                     $      2,793,373   $     42,288,325   $      3,302,725   $             --
   Non-U.S.                                             --         14,535,990          5,528,524                 --
   Core Bond                                            --                 --                 --            305,131

   FUNDS                                       TOTALS
   -------------------------------------
   Multi-Style Equity                     $     48,384,423
   Non-U.S.                                     20,064,514
   Core Bond                                       305,131

   At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                                                                                REAL ESTATE
                                  MULTI-STYLE EQUITY   AGGRESSIVE EQUITY       NON-U.S.          SECURITIES         CORE BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments             $    330,982,416    $    229,247,351    $    290,962,466   $    336,881,390   $    249,904,247
                                   ================    ================    ================   ================   ================
   Unrealized Appreciation         $     37,822,602    $     32,827,718    $     61,326,738   $    126,324,069   $        213,265
   Unrealized Depreciation               (4,839,198)         (4,787,937)         (1,489,368)        (1,517,624)          (178,776)
                                   ----------------    ----------------    ----------------   ----------------   ----------------
   Net Unrealized Appreciation
     (Depreciation)                $     32,983,404    $     28,039,781    $     59,837,370   $    124,806,445   $         34,489
                                   ================    ================    ================   ================   ================
   Undistributed Ordinary Income   $        852,006    $             --    $      1,051,271   $        417,479   $        331,667
   Undistributed Long-Term
     Capital Gains (Capital Loss
     Carryforward)                 $    (48,384,423)   $      3,681,524    $    (20,064,514)  $      5,935,390   $       (305,131)
   Tax Composition of
     Distributions
   Ordinary Income                 $      3,627,325    $      4,086,092    $      4,388,178   $     16,362,723   $      8,346,415
   Long-Term Capital Gains         $             --    $     14,958,556    $             --   $     30,745,614   $        667,821

   As permitted by tax regulations, the Core Bond Fund intends to defer a net realized capital loss of $255,270 incurred from November 1, 2005 to December 31, 2005.

 90  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended December 31, 2005 and December 31, 2004 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
                                                  -----------------   -----------------   -----------------   -----------------
   MULTI-STYLE EQUITY
      Proceeds from shares sold                               3,229               4,020   $          41,168   $          46,942
      Proceeds from reinvestment of
         distributions                                          288                 196               3,627               2,311
      Payments for shares redeemed                           (3,769)             (3,484)            (48,491)            (41,234)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                            (252)                732   $          (3,696)  $           8,019
                                                  =================   =================   =================   =================
   AGGRESSIVE EQUITY
      Proceeds from shares sold                               1,195               2,208   $          17,241   $          30,538
      Proceeds from reinvestment of
         distributions                                        1,312                 474              19,045               6,876
      Payments for shares redeemed                           (1,447)             (1,906)            (21,031)            (26,285)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           1,060                 776   $          15,255   $          11,129
                                                  =================   =================   =================   =================
   NON-U.S.
      Proceeds from shares sold                               3,350               3,827   $          38,487   $          38,755
      Proceeds from reinvestment of
         distributions                                          372                 432               4,388               4,649
      Payments for shares redeemed                           (2,719)             (2,607)            (31,991)            (26,895)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           1,003               1,652   $          10,884   $          16,509
                                                  =================   =================   =================   =================
   REAL ESTATE SECURITIES
      Proceeds from shares sold                               4,011               4,847   $          68,272   $          73,559
      Proceeds from reinvestment of
         distributions                                        2,759               1,702              47,108              27,847
      Payments for shares redeemed                           (3,350)             (2,912)            (58,106)            (44,325)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           3,420               3,637   $          57,274   $          57,081
                                                  =================   =================   =================   =================
   CORE BOND
      Proceeds from shares sold                               4,891               3,478   $          50,716   $          36,630
      Proceeds from reinvestment of
         distributions                                          875                 668               9,014               7,016
      Payments for shares redeemed                           (1,326)             (1,455)            (13,787)            (15,314)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           4,440               2,691   $          45,943   $          28,332
                                                  =================   =================   =================   =================

7. RECORD OWNERSHIP

   As of December 31, 2005, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company separate accounts were the largest shareholders in each Fund.

   FUNDS                                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Multi-Style Equity                              2                   83.6
   Aggressive Equity                               3                   87.0
   Non-U.S.                                        3                   91.2
   Real Estate Securities                          2                   82.5
   Core Bond                                       2                   86.5

8. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

                                               Notes to Financial Statements  91

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2005

--------------------------------------------------------------------------------

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by FRIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                                PRINCIPAL                                COST
   FUND - % OF NET ASSETS                   ACQUISITION         AMOUNT ($)       COST PER UNIT          (000)
   SECURITIES                                   DATE            OR SHARES              $                  $
   ----------------------------------------------------------------------------------------------------------------
   Aggressive Equity Fund - 0.2%
   Diamondrock Hospitality Co.                    06/26/04             20,800              10.00                208
   Jermyn Investments                             05/27/04              9,200              15.00                138
   Core Bond Fund - 0.3%
   DG Funding Trust                               11/03/04                 49          10,537.12                516
   Parker Hannifin Employee Stock
      Ownership Trust                             03/09/99            164,682             100.00                165

                                            MARKET VALUE
   FUND - % OF NET ASSETS                      (000)
   SECURITIES                                    $
   -------------------------------------
   Aggressive Equity Fund - 0.2%
   Diamondrock Hospitality Co.                         249
   Jermyn Investments                                  156
                                          ----------------
                                                       405
                                          ================
   Core Bond Fund - 0.3%
   DG Funding Trust                                    521
   Parker Hannifin Employee Stock
      Ownership Trust                                  167
                                          ----------------
                                                       688
                                          ================

   Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

 92  Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund (constituting the Russell Investment Funds, hereafter referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

(-s- PricewaterhouseCoopers LLP)

Seattle, Washington
February 9, 2006

                     Report of Independent Registered Public Accounting Firm  93

RUSSELL INVESTMENT FUNDS

TAX INFORMATION -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

For the tax year ended December 31, 2005, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar year 2005.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity                               100.0%
Aggressive Equity                                 21.7%
Non-U.S.                                           0.0%
Real Estate Securities                             3.2%
Core Bond                                          0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2005:

                                         LONG-TERM
                                       CAPITAL GAINS
                                    -------------------
Aggressive Equity                            14,958,556
Real Estate Securities                       30,745,614
Core Bond                                       667,821

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S Fund paid foreign taxes of $586,019 and recognized $6,056,974 of foreign source income during the taxable year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0246 per share of foreign taxes paid and $.2541 of gross income per share earned from foreign sources in the taxable year ended December 31, 2005.

 94  Tax Information

RUSSELL INVESTMENT FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the management agreement with FRIMCo and the portfolio management contract (together, the "investment advisory agreements") with each Money Manager of the Funds at a meeting held on February 23, 2005. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds' shares, and the management of the Funds by FRIMCo. In preparation for the annual review, the Board, with the advice and assistance of independent counsel, also received and considered (1) information and reports prepared by FRIMCo relating to the services provided by FRIMCo (and its affiliates) to the Funds, including information requested by the Trustees, and
(2) information received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and its operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds (collectively, the "Agreement Renewal Information").

Prior to voting, the Independent Trustees reviewed the proposed continuance of the investment advisory agreements with management and independent counsel and received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances. The Independent Trustees also reviewed the proposed continuance in a private session with independent counsel at which no representatives of FRIMCo or management were present. The discussion below reflects both of these reviews.

In evaluating the management agreement with FRIMCo and the portfolio management contracts with the Money Managers of the Funds, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. All Funds have multiple Money Managers.

The Board considered that FRIMCo (rather than any Money Manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among multiple Money Managers.

FRIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by FRIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by FRIMCo in the Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of FRIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectuses for the Funds emphasize to investors FRIMCo's role as the principal investment manager for each Fund, rather than the investment selection role of the Funds' Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

                         Basis for Approval of Investment Advisory Contracts  95

RUSSELL INVESTMENT FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

In addition to these general factors relating to the manager of managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the advisory agreement with FRIMCo, including the following:

1. The nature, scope and quality of the services provided to the Fund by FRIMCo;

2. The management fee paid by the Fund to FRIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by FRIMCo as to other fees and benefits received by FRIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by FRIMCo as to investment advisory fees paid by Comparable Funds;

5. Information provided by FRIMCo as to expenses incurred by the Fund;

6. Information provided by FRIMCo as to the profits that FRIMCo derives from its mutual fund operations generally and from each Fund; and

7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Funds.

On the basis of the information received, the Board, in respect of each Fund, found the management fees charged and costs and expenses incurred by FRIMCo to be fair and reasonable; after giving effect to waivers and/or reimbursements; and considering the composition of the Comparable Funds, the relative performance and expense ratio of the Fund were comparable to those of peer funds; FRIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and FRIMCo's profitability with respect to the Fund was reasonable in light of the nature, scope and quality of the services provided by FRIMCo.

The Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on December 6, 2004 that the management fees for each Fund appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by FRIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager of managers structure employed by most Funds relevant to the Board's deliberations, and took into consideration the Funds' rising costs of compliance with applicable laws, rules and regulations.

The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of such Fund selected by its shareholders in purchasing their shares.

With respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from FRIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; FRIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and Funds, FRIMCo or FRIMCo's affiliates; and FRIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. FRIMCo recommended that each Money Manager be retained at its current fee rate. FRIMCo advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the investment advisory agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with FRIMCo; FRIMCo is aware of the fees charged by Money Managers to other clients; and FRIMCo believes that the fees agreed upon with Money Managers are fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted FRIMCo's explanation in light of the Board's findings as to the fairness and reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager's fee is paid by FRIMCo.

Based substantially upon FRIMCo's recommendations together with the information received from FRIMCo in support of its recommendations, the Board concluded that the fees paid to the Money Managers of each Fund were fair and reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the interests of shareholders.

 96  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

In their deliberations, the Trustees did not identify any particular information as to the investment advisory agreement with FRIMCo or, other than FRIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

At a meeting held on March 24, 2005, the Trustees received a proposal from FRIMCo to effect certain Money Manager changes for the Non-U.S. Fund and, at a meeting held on August 23, 2005, the Trustees received a proposal from FRIMCo to effect certain Money Manager changes for the Multi-Style Equity Fund. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management agreement with the successor Money Manager based substantially upon FRIMCo's recommendation; its explanation as to the lack of relevance of profitability to the evaluation of portfolio management agreements with Money Managers; and its belief that the proposed investment advisory fees for the successor Money Manager would be fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the February 23, 2005 meeting as to the fairness and reasonableness of the aggregate management fees paid by the Fund, and the fact that the aggregate management fees paid by the Fund would not increase as a result of the implementation of the proposed Money Manager change because the Money Manager's investment advisory fee is paid by FRIMCo.

At the meeting held on August 23, 2005, the Trustees also received a proposal from FRIMCo to manage directly approximately 5% of the assets of the Fund utilizing a "select holdings strategy" pursuant to the terms of the Management Agreement between the Fund and FRIMCo. Under this strategy, FRIMCo analyzes the stocks purchased for the Fund by each of the Fund's money managers to identify particular stocks that are concurrently overweighted by two or more of the money managers. FRIMCo uses a proprietary model to rank these stocks. Based on this ranking, FRIMCo will purchase additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are collectively viewed as attractive by multiple money managers of the Fund. Implementation of this strategy includes periodic rebalancing of the Fund's holdings. The Trustees received and considered information from FRIMCo regarding the potential enhancements to the Fund's performance based upon FRIMCo's limited experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that FRIMCo would not be required to pay investment advisory fees to a money manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by FRIMCo generally and from the Fund consequently may increase incrementally. The Board, however, considered FRIMCo's advice that it will pay certain money managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by FRIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the select holdings strategy; and its findings at the meeting held on February 23, 2005 that the aggregate fees payable by the Fund are fair and reasonable. Based upon the agreement renewal information received from FRIMCo at the meeting held on February 23, 2005 and information concerning implementation of the select holdings strategy received from FRIMCo at the meetings held on February 23, 2005, May 17, 2005 and August 23, 2005, the Board in the case of the Fund accepted FRIMCo's select holdings strategy proposal, concluding in doing so that the management fees paid to FRIMCo by the Fund under its management agreement with FRIMCo continue to be fair and reasonable in light of the nature and anticipated quality of the management services to be rendered by FRIMCo.

                         Basis for Approval of Investment Advisory Contracts  97

RUSSELL INVESTMENT FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to our Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) at the Securities and Exchange Commission's public reference room.

The Board has delegated to FRIMCo, as RIF's investment manager, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

 98  Shareholder Requests for Additional Information

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex as of January 1, 2006. The Russell Fund Complex consists of RIF, which has 5 funds and FRIC, which has 34 funds. Each of the trustees is a trustee of both RIF and FRIC. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified    - Trustee, FRIC and RIF
                                                         - Director, FRTC; Frank
  909 A Street                                             Russell Investments (Suisse)
  Tacoma, Washington                                       S.A. (global investment
  98402-1616                                               services); Frank Russell
                                                           Company Limited (consultant
                                                           to institutional investors
                                                           in Europe and the UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Frank
                                                           Russell Investments
                                                           (Delaware), Inc. (general
                                                           partner in various limited
                                                           partnerships ("FRIDI"))
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                      Chairman of the   and qualified      consulting)
 909 a Street         Nominating and                     - February 2002 to June 2005,
 Tacoma, Washington   Governance        Appointed until    Lead Trustee FRIC and RIF
 98402-1616           Committee since   successor is
                      2006              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company);
 909 A Street         since 2005        Annual             Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                                        Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of FRIC and RIF and is therefore an interested trustee.

                              Disclosure of Information about Fund Directors  99

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (continued)
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy,  Trustee since     Appointed until  - June 2004 to present, Senior        39         - Director, Gold
 Born June 6, 1946    2003              successor is       Vice President and Chief                         Banc
                                        duly elected       Financial Officer, Waddell &                     Corporation,
 909 A Street         Chairman of the   and qualified      Reed Financial, Inc.                             Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine,       Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.,       2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         - Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma Washington                                       - May 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                      Chairperson of    and qualified      Value Fund
 909 A Street         the Investment
 Tacoma, Washington   Committee since   Appointed until
 98402 - 1616         2006              successor is
                                        duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------

 100  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             FRIMCo
  Tacoma, Washington                                     - Chairman Emeritus, FRIC and
  98402-1616                                               RIF; Frank Russell
                                                           Securities, Inc.
                                                           (broker-dealer and
                                                           investment advisor ("FRS"));
                                                           Russell 20-20 Association
                                                           (non-profit corporation);
                                                           and Frank Russell Trust
                                                           Company (non-depository
                                                           trust company ("FRTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment advisor)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      Until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           Until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus  Five year term   - Retired since 1995                  39         None
 Born October 6,      since 2006                         - Trustee of FRIC and RIF
 1930                                                      Until 2005
                                                         - Chairman of the Nominating
 909 A Street                                              and Governance Committee
 Tacoma, Washington                                        2001-2005
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           Until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

                             Disclosure of Information about Fund Directors  101

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born December 16, 1966         Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2005              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, FRIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President Russell Insurance
 Tacoma, Washington                                                  Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, FRIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, FRIMCo, FRTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, FRIC, RIF, FRC, FRTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, FRIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, FRIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - General Counsel and Managing Director of Law and
 Born October 8, 1941           General Counsel   by Trustees        Government Affairs, Secretary, FRC
                                since 1994
 909 A Street
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 102  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT FUNDS

909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Greg J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

MANAGER AND TRANSFER AND DIVIDEND
DISBURSING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF DECEMBER 31, 2005

Multi-Style Equity Fund
 Ark Asset Management Co., Inc., New York, NY
 DePrince, Race & Zollo, Inc., Orlando, FL
 Institutional Capital Corporation, Chicago, IL
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Montag & Caldwell, Inc., Atlanta, GA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Geewax, Terker & Company, Chadds Ford, PA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Nicholas-Applegate Capital Management LLC, San Diego, CA
 TimesSquare Capital Management, LLC, New York, NY

Non-U.S. Fund
 AQR Capital Management, LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate division,
   Dallas, TX
 RREEF America L.L.C., Chicago, IL

Core Bond Fund
 Bear Stearns Asset Management Inc., New York, NY

 Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                              Manager, Money Managers and Service Providers  103

                      (This page intentionally left blank)

(RUSSELL LOGO)

Russell Investment Funds
909 A Street
Tacoma, Washington 98402
253-627-7001
800-787-7354
Fax: 253-591-3495
www.russell.com                                                36-08-023 (12/05)

ITEM 2. CODE OF ETHICS. [ANNUAL REPORT ONLY]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer ("Code").

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

                  1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

                  2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by each Mutual Fund;

                  3) compliance with applicable laws and governmental rules and regulations;

                  4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

                  5)       accountability for adherence to the Code.

(c) The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant's principal executive officer and principal financial officer.

(e)      Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 11(a)(1), a copy of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. [ANNUAL REPORT ONLY]

Registrant's board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be "independent" for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. [ANNUAL REPORT ONLY]
AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
2004 $127,256
2005 $144,145

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

         Fees              Nature of Services
         ----              ------------------
2004     $1,781            Performance of agreed-upon procedures with respect to
                           06/30/04 semi-annual reports
2005     $1,990            Performance of agreed-upon procedures with respect to
                           06/30/05 semi-annual reports

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

         Fees              Nature of Services
         ----              ------------------
2004     $54,284           Tax services
2005     $38,221           Tax services

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

         Fees              Nature of Services
         ----              ------------------
2004     $2,211            Review excise reconciliations
2005     $1,146            Transfer agent fee analysis

(e) (1) Registrant's audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant's accountants:

                        FRANK RUSSELL INVESTMENT COMPANY
                            RUSSELL INVESTMENT FUNDS
                AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                          EFFECTIVE DATE: MAY 19, 2003
                      AS AMENDED THROUGH NOVEMBER 14, 2005


I.       STATEMENT OF PURPOSE.

This Policy has been adopted by the Audit Committee (the "FRIC Audit Committee") of the Board of Trustees of Frank Russell Investment Company ("FRIC") and the Audit Committee (the "RIF Audit Committee") of the Russell Investment Funds ("RIF") to apply to any and all engagements of the independent auditor to FRIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of FRIC, the term "Audit Committee" as used in this policy shall refer to the FRIC Audit Committee and the term "Fund" shall refer to FRIC. In the case of RIF, the term "Audit Committee" as used in this Policy shall refer to the RIF Audit Committee and the term "Fund" shall refer to RIF. The term "Investment Adviser" shall refer to Frank Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds' independent auditor.

II.      STATEMENT OF PRINCIPLES.

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Fund's Board of Trustees (the "Audit Committee") is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services ("non-audit services") performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

         o Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

         o        Is in the position of auditing its own work; or

         o Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or


--------
* For purposes of this Policy, an affiliate of the Funds is defined as the Funds' investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the "SEC") establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services ("general pre-approval"), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund's independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.     DELEGATION.

As provided in the Act and in the SEC's rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.      AUDIT SERVICES.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund's systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund's SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund's securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.       AUDIT-RELATED SERVICES.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. "Audit related services" include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.      TAX SERVICES.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor's independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund's tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.     ALL OTHER SERVICES.

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as "all other" services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the permissible "all other services" set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible "all other services" not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC's rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.    PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as

"all other services" for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.      PROCEDURES.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the "FRIC/RIF Clearance Committee" (the "Clearance Committee") (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC's rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of FRIMCo, and the officers of FRIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of FRIC or RIF.

X.       ADDITIONAL REQUIREMENTS.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor's continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and FRIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

AUDIT FEES                                  100%
AUDIT-RELATED FEES                          100%
TAX FEES                                    100%
ALL OTHER FEES                              100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:
2004  $75,842
2005  $127,413

(h) The registrant's audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.  [NOT APPLICABLE]

ITEM 6. [SCHEDULES OF INVESTMENTS ARE INCLUDED AS PART OF THE REPORT TO SHAREHOLDERS FILED UNDER ITEM 1 OF THIS FORM]

ITEMS 7-9. [NOT APPLICABLE]

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES

         (a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

         (b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

ITEM 12. EXHIBIT LIST

         (a) Registrant's code of ethics described in Item 2.

         (b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RUSSELL INVESTMENT FUNDS


By: /s/ Greg J. Stark
    ----------------------------------------------------------------------------
    Greg J. Stark
    Principal Executive Officer and Chief Executive Officer

Date: February 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Greg J. Stark
    ----------------------------------------------------------------------------
    Greg J. Stark
    Principal Executive Officer and Chief Executive Officer

Date: February 14, 2006


By: /s/ Mark E. Swanson
    ----------------------------------------------------------------------------
    Mark E. Swanson
    Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: February 14, 2006